                                                    Registration Nos. 333-17217
                                                                      811-07953

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                     /x/
Pre-Effective Amendment No.                                                / /
Post-Effective Amendment No. 10                                            /x/
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                             /x/
Amendment No.12                                                            /x/
(Check appropriate box or boxes)

                                EQ ADVISORS TRUST
                              (formerly 787 Trust)
               (Exact name of registrant as specified in charter)

                           1290 Avenue of the Americas
                            New York, New York 10104
                    (Address of principal executive offices)

       Registrant's Telephone Number, including area code: (212) 554-1234

                  Peter D. Noris, Executive Vice President and
                            Chief Investment Officer
            The Equitable Life Assurance Society of the United States
                           1290 Avenue of the Americas
                            New York, New York 10104
                     (Name and address of agent for service)

                  Please send copies of all communications to:


                                 Jane A. Kanter
                             Dechert Price & Rhoads
                              1775 Eye Street N.W.
                          Washington, D.C. 20006-2401


It is proposed that this filing will become effective:


   [X]  immediately upon filing pursuant to paragraph (b)
   [ ]  on [date] pursuant to paragraph (b)
   [ ]  60 days after filing pursuant to paragraph (a)
   [ ]  on [date] pursuant to paragraph (a) of Rule 485
   [ ]  75 days after filing pursuant to paragraph (a)

                                EQ ADVISORS TRUST

                                   PROSPECTUS

                                   May 1, 1999


This Prospectus describes the twenty-five (25) Portfolios offered by EQ Advisors Trust. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


FIXED INCOME PORTFOLIOS                      BALANCED PORTFOLIOS
JPM Core Bond                                EQ/Evergreen Foundation
                                             EQ/Putnam Balanced
                                             Merrill Lynch World Strategy


DOMESTIC EQUITY PORTFOLIOS                   AGGRESSIVE EQUITY PORTFOLIOS


BT Equity 500 Index                          BT Small Company Index
Capital Guardian Research Portfolio          Lazard Small Cap Value
Capital Guardian U.S. Equity Portfolio       MFS Emerging Growth Companies
EQ/Alliance Premier Growth Portfolio         Warburg Pincus Small Company Value
EQ/Evergreen
EQ/Putnam Growth & Income Value
EQ/Putnam Investors Growth
Lazard Large Cap Value
Merrill Lynch Basic Value Equity
MFS Growth with Income
MFS Research
T. Rowe Price Equity Income


INTERNATIONAL PORTFOLIOS


BT International Equity Index
Capital Guardian International Portfolio
EQ/Putnam International Equity
Morgan Stanley Emerging Markets Equity
T. Rowe Price International Stock



You should be aware that the Securities and Exchange Commission has not approved or disapproved of the investment merit of these Portfolios or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                EQ ADVISORS TRUST


This Prospectus tells you about the twenty-five (25) current Portfolios of the EQ Advisors Trust ("Trust") and the Class IA shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the Morgan Stanley Emerging Markets Equity Portfolio, the Merrill Lynch World Strategy Portfolio and the Lazard Small Cap Value Portfolio, are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

EQ Financial Consultants, Inc. ("Manager") serves as the Manager of the Trust, subject to the supervision and direction of the Board of Trustees. The Manager has overall responsibility for the general management and administration of the Trust. During 1999, the Manager plans to change its name to AXA Advisors, Inc.

Each of the Portfolios has its own investment adviser ("Adviser"). Information about the Adviser for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager may without obtaining shareholder approval: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

[2nd right hand page]               TABLE OF CONTENTS
                                                                           PAGE
SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST..............................5


ABOUT THE INVESTMENT PORTFOLIOS..............................................11

   FIXED INCOME PORTFOLIOS...................................................13
     JPM CORE BOND PORTFOLIO.................................................13
   BALANCED PORTFOLIOS.......................................................16
     EQ/EVERGREEN FOUNDATION PORTFOLIO.......................................16
     EQ/PUTNAM BALANCED PORTFOLIO............................................18
     MERRILL LYNCH WORLD STRATEGY PORTFOLIO..................................21
   DOMESTIC EQUITY PORTFOLIOS................................................25
     BT EQUITY 500 INDEX PORTFOLIO...........................................25
     CAPITAL GUARDIAN RESEARCH PORTFOLIO.....................................28
     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO..................................30
     EQ/ALLIANCE PREMIER GROWTH PORTFOLIO....................................32
     EQ/EVERGREEN PORTFOLIO..................................................34
     EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO...............................36
     EQ/PUTNAM INVESTORS GROWTH PORTFOLIO....................................39
     LAZARD LARGE CAP VALUE PORTFOLIO........................................42
     MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO..............................45
     MFS GROWTH WITH INCOME PORTFOLIO........................................48
     MFS RESEARCH PORTFOLIO..................................................50
     T. ROWE PRICE EQUITY INCOME PORTFOLIO...................................53
   AGGRESSIVE EQUITY PORTFOLIOS..............................................56
     BT SMALL COMPANY INDEX PORTFOLIO........................................56
     LAZARD SMALL CAP VALUE PORTFOLIO........................................59
     MFS EMERGING GROWTH COMPANIES PORTFOLIO.................................62
     WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO............................65
   INTERNATIONAL PORTFOLIOS..................................................68
     BT INTERNATIONAL EQUITY INDEX PORTFOLIO.................................68
     CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO................................71
     EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO................................75
     MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO........................78
     T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO.............................82

MORE INFORMATION ON PRINCIPAL RISKS..........................................86


MANAGEMENT OF THE TRUST......................................................92

   The Trust.................................................................92
   The Manager...............................................................92
   Expense Limitation Agreement..............................................93
   The Advisers..............................................................94
   The Administrator.........................................................94
   The Transfer Agent........................................................95
   Brokerage Practices.......................................................95
   Brokerage Transactions with Affiliates....................................95

FUND DISTRIBUTION ARRANGEMENTS...............................................95


                                       -3-

PURCHASE AND REDEMPTION......................................................95


HOW ASSETS ARE VALUED........................................................96


TAX INFORMATION..............................................................96


PRIOR PERFORMANCE OF EACH ADVISER............................................97


FINANCIAL HIGHLIGHTS........................................................102

[TWO PAGE SPREAD]

                       SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST


The following chart highlights the twenty-five (25) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 84.





                                      EQ ADVISORS TRUST
                                    FIXED INCOME PORTFOLIO

                                                                          Part A
-------------------------------- -------------------------------------------

PORTFOLIO                        INVESTMENT OBJECTIVE(S)

-------------------------------- -------------------------------------------
JPM CORE BOND                    Seeks to provide a high
                                 total return consistent with
                                 moderate risk of capital and
                                 maintenance of liquidity
-------------------------------- -------------------------------------------






                                EQ ADVISORS TRUST
                               BALANCED PORTFOLIOS
                                                                         Part A

-------------------------------- -------------------------------------------

PORTFOLIO                        INVESTMENT OBJECTIVE(S)

-------------------------------- -------------------------------------------
EQ/EVERGREEN FOUNDATION          Seeks to provide, in order of priority,
                                 reasonable income, conservation of
                                 capital and capital appreciation

-------------------------------- -------------------------------------------
EQ/PUTNAM BALANCED               Seeks to provide a balanced investment
                                 composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income

-------------------------------- -------------------------------------------
MERRILL LYNCH WORLD STRATEGY     Seeks high total investment return by
                                 investing primarily in a portfolio of
                                 equity and fixed income securities,
                                 including convertible securities, of U.S.
                                 and foreign issuers
-------------------------------- -------------------------------------------

                                EQ ADVISORS TRUST
                             FIXED INCOME PORTFOLIO
                                                                          Part B

        -------------------------------- ------------------------------

        PRINCIPAL INVESTMENT STRATEGIES  PRINCIPAL RISKS
        -------------------------------- ------------------------------
        Investment-grade securities      General investment, fixed
        rated BBB/Baa or better at the   income, liquidity, portfolio
        time of purchase (including      turnover, derivatives, and
        foreign issuers)                 foreign securities risks
        -------------------------------- ------------------------------






                                EQ ADVISORS TRUST
                               BALANCED PORTFOLIOS

                                                                          Part B

        -------------------------------- ------------------------------

        PRINCIPAL INVESTMENT STRATEGIES  PRINCIPAL RISKS

        -------------------------------- ------------------------------
        Common stocks, preferred         General investment and fixed
        stocks, securities convertible   income
        risks into or exchangeable for
        common stocks, corporate debt
        obligations, U.S. Government
        securities and short-term debt
        instruments
        -------------------------------- ------------------------------
        Well-diversified portfolio of    General investment, fixed
        stocks and bonds, and            income, derivatives, and
        negotiable instruments           foreign securities risks
        -------------------------------- ------------------------------
        Equity and fixed income          General investment, foreign
        securities of U.S. and foreign   securities, fixed income,
        companies                        derivatives,
                                         non-diversification,
                                         liquidity, and portfolio
                                         turnover risks
        -------------------------------- ------------------------------

                                EQ ADVISORS TRUST
                           DOMESTIC EQUITY PORTFOLIOS


                                                                          Part A
------------------------------------- -----------------------------------------

PORTFOLIO                             INVESTMENT OBJECTIVE(S)

------------------------------------- -----------------------------------------
BT EQUITY 500 INDEX                   Seeks to replicate as closely as possible
                                      (before deduction of Portfolio expenses) the total return of the S&P 500 Index

------------------------------------- -----------------------------------------
CAPITAL GUARDIAN RESEARCH PORTFOLIO   Seeks long-term growth of capital

------------------------------------- -----------------------------------------
CAPITAL GUARDIAN U.S. EQUITY          Seeks long-term growth of capital
PORTFOLIO
------------------------------------- -----------------------------------------
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO  Seeks long-term growth of capital by primarily investing in equity
                                      securities of a limited number of
                                      large, carefully selected, high
                                      quality United States companies that
                                      are judged, by the Adviser, likely
                                      to achieve superior earnings growth

------------------------------------- -----------------------------------------
EQ/EVERGREEN                          Seeks capital appreciation

------------------------------------- -----------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE       Seeks capital growth. Current income is a
                                      secondary objective

------------------------------------- -----------------------------------------
EQ/PUTNAM INVESTORS GROWTH            Seeks long-term growth of capital and any
                                      increased income that results from this
                                      growth

------------------------------------- -----------------------------------------


LAZARD LARGE CAP VALUE                Seeks capital appreciation by investing
                                      primarily in equity securities of
                                      companies with relatively large
                                      capitalizations (i.e., companies having
                                      market capitalizations of at least $3
                                      billion at the time of initial purchase)
                                      that appear to the Adviser to be
                                      inexpensively priced relative to the
                                      return on total capital or equity
------------------------------------- -----------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY      Seeks capital appreciation and
                                      secondarily, income by investing in
                                      securities, primarily equities, that
                                      the Adviser believes are undervalued
                                      and therefore represent basic
                                      investment value


------------------------------------- -----------------------------------------
MFS GROWTH WITH INCOME                Seeks to provide reasonable current
                                      income and long-term growth of capital
                                      and income

------------------------------------- -----------------------------------------
MFS RESEARCH                          Seeks to provide long-term growth of
                                      capital and future income

------------------------------------- -----------------------------------------
T. ROWE PRICE EQUITY INCOME           Seeks to provide substantial dividend
                                      income and also capital appreciation by
                                      investing primarily in dividend-paying
                                      common stocks of established companies

------------------------------------- -----------------------------------------

                                EQ ADVISORS TRUST
                           DOMESTIC EQUITY PORTFOLIOS
                                                                          Part B
---------------------------------------- -----------------------------------

PRINCIPAL INVESTMENT STRATEGIES          PRINCIPAL RISKS


---------------------------------------- -----------------------------------
Common stocks of companies in the S&P    General investment, index-fund,
500 Index                                and fixed income risks
---------------------------------------- -----------------------------------


Equity securities primarily of United    General investment, growth
States issuers and securities whose      convertible
principal markets are investing,         securities, and foreign securities
in the United States                     risks
---------------------------------------- -----------------------------------
Equity securities primarily of United    General investment, growth
States companies with market             investing, convertible
capitalization greater than              securities, and foreign
$1 billion  at the time of purchase      securities risks
---------------------------------------- -----------------------------------
Equity securities of a limited number    General investment, focused
of large, high-quality companies that    portfolio, growth investing,
are likely to offer superior earnings    convertible securities,
growth                                   derivatives, and foreign securities
                                         risks


---------------------------------------- -----------------------------------
Common stocks offering potential for     General investment, fixed income,
capital growth (plus common stocks       small-cap and mid-cap company,
offering potential for current income,   and value investing risks
corporate bonds, notes and debentures,
preferred stocks and convertible
securities)
---------------------------------------- -----------------------------------


Common stocks (plus convertible bonds,   General investment, derivatives,
convertible preferred stocks,            foreign securities, value
preferred stocks and debt securities)    investing, and fixed income risks


---------------------------------------- -----------------------------------
Common stocks and convertible            General investment, growth
securities of companies whose earnings   investing, small-cap and mid-cap
are believed likely to grow faster       company, derivatives, foreign
than the economy as a whole              securities, and fixed income risks
---------------------------------------- -----------------------------------


Equity securities of companies with      General investment, value
relatively large capitalizations that    investing, derivatives, and fixed
the Adviser believes are undervalued     income risks
based on their return on equity or
capital
---------------------------------------- -----------------------------------
Equity securities that are undervalued   General investment, small-cap and
                                         mid-cap company, value investing,
                                         and foreign securities risks
---------------------------------------- -----------------------------------
Equity securities (common stock,         General investment, small-cap and
preferred stock, preference stock,       mid-cap company, foreign
convertible securities, warrants and     securities, and growth investing
depositary receipts)                     risks
---------------------------------------- -----------------------------------
Common stock or securities convertible   General investment, small-cap and
into common stock of companies with      mid-cap company, foreign
better than average prospects for        securities, fixed income, and
long-term growth                         growth investing risks
---------------------------------------- -----------------------------------
Dividend-paying common stocks of         General investment, value
established companies                    investing, foreign securities,
                                         and fixed income risks
---------------------------------------- -----------------------------------

                                EQ ADVISORS TRUST
                          AGGRESSIVE EQUITY PORTFOLIOS
                                                                          Part A
    ----------------------------------- ---------------------------------

    PORTFOLIO                           INVESTMENT OBJECTIVE(S)


    ----------------------------------- ---------------------------------
    BT SMALL COMPANY INDEX              Seeks to replicate as closely as
                                        possible (before the deduction of
                                        Portfolio expenses) the total
                                        return of the Russell 2000 Index

    ----------------------------------- ---------------------------------
    LAZARD SMALL CAP VALUE              Seeks capital appreciation by
                                        investing in equity securities
                                        of U.S. companies with small
                                        market capitalizations (i.e.,
                                        companies in the range of
                                        companies represented in the
                                        Russell 2000 Index) that the
                                        Adviser considers inexpensively
                                        priced relative to the return
                                        on total capital or equity


    ----------------------------------- ---------------------------------
    MFS EMERGING GROWTH COMPANIES       Seeks to provide long-term
                                        capital growth
    ----------------------------------- ---------------------------------
    WARBURG PINCUS SMALL COMPANY VALUE  Seeks long-term capital appreciation
    ----------------------------------- ---------------------------------

                               EQ ADVISORS TRUST
                        INTERNATIONAL EQUITY PORTFOLIOS
                                                                          Part A
    --------------------------------------- ----------------------------------

    PORTFOLIO                               INVESTMENT OBJECTIVE(S)


    --------------------------------------- ----------------------------------
    BT INTERNATIONAL EQUITY INDEX           Seeks to replicate as closely
                                            as possible (before deduction
                                            of Portfolio expenses) the
                                            total return of the MSCI EAFE
                                            Index
    --------------------------------------- ----------------------------------
    CAPITAL GUARDIAN INTERNATIONAL          Seeks long-term growth of
    PORTFOLIO                               capital by investing primarily
                                            in non-United States equity
                                            securities

    --------------------------------------- ----------------------------------
    EQ/PUTNAM INTERNATIONAL EQUITY          Seeks capital appreciation

    --------------------------------------- ----------------------------------


    MORGAN STANLEY EMERGING MARKETS         Seeks long-term capital
                                            appreciation by investing
                                            primarily in equity
                                            securities of emerging
                                            country issuers


    --------------------------------------- ----------------------------------
    T. ROWE PRICE INTERNATIONAL STOCK       Seeks long-term growth of
                                            capital through investment
                                            primarily in common stocks of
                                            established non-U.S. companies

    --------------------------------------- ----------------------------------

                                      EQ ADVISORS TRUST
                                 AGGRESSIVE EQUITY PORTFOLIOS
                                                                          Part B
         ------------------------------------- ---------------------------------

         PRINCIPAL INVESTMENT STRATEGIES       PRINCIPAL RISKS

         ------------------------------------- ---------------------------------


         Common stocks of small-cap            General investment, index-fund,
         companies in the Russell 2000 Index   small-cap and mid-cap company,
                                               derivatives, and fixed income
                                               risks

         ------------------------------------- ---------------------------------
         Equity securities of small-cap U.S.   General investment, small-cap and
         companies in the range of companies   mid-cap company, value investing,
         and in the Russell 2000 Index that    non-diversification, and fixed
         the Adviser believes are undervalued  income risks
         based on their return on equity
         or capital
         ------------------------------------- ---------------------------------
         Equity securities of emerging         General investment, small-cap and
         growth companies with the potential   mid-cap company, foreign
         to become major enterprises           securities, and growth investing
                                               risks
         ------------------------------------- ---------------------------------
         Equity securities of U.S. small cap   General investment, small-cap
         companies                             and mid-cap company, foreign
                                               securities, fixed income, and
                                               value investing risks
         ------------------------------------- ---------------------------------




                                EQ ADVISORS TRUST
                         INTERNATIONAL/EQUITY PORTFOLIOS
                                                                          Part B
         ------------------------------------- ---------------------------------

         PRINCIPAL INVESTMENT STRATEGIES       PRINCIPAL RISKS

         ------------------------------------- ---------------------------------
         Equity securities of companies in     General investment, index-fund,
         the MSCI EAFE Index                   foreign securities, liquidity,
                                               and derivatives risks
         ------------------------------------- ---------------------------------


         Non-United States equity securities   General investment, foreign
         primarily of companies located in     securities, growth investing,
         Europe, Canada, Australia, and the    convertible securities, and
         Far East                              derivatives risks
         ------------------------------------- ---------------------------------
         Equity securities of foreign          General investment, foreign
         companies                             securities, small-cap and
                                               mid-cap company, liquidity, and
                                               derivatives risks
         ------------------------------------- ---------------------------------
         Equity securities of emerging         General investment, foreign
         market country companies              securities, convertible
                                               securities, liquidity,
                                               derivatives, portfolio turnover,
                                               non-diversification, and fixed
                                               income risks
         ------------------------------------- ---------------------------------
         Common stocks of established          General investment, foreign
         foreign companies                     securities, liquidity, fixed
                                               income, and growth investing
                                               risks
         ------------------------------------- ---------------------------------

ABOUT THE INVESTMENT PORTFOLIOS


This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.


Please note that:


o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

        ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invest may underperform returns from the various general securities markets or different asset classes.

        MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

        SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

        YEAR 2000 RISK: A Portfolio could be adversely affected if the computer systems used by the Trust, Adviser, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000 ("Year 2000 Problem"). The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by a Portfolio. This risk is greater for Portfolios that make foreign investments, particularly in emerging market countries.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


THE BENCHMARKS


Performance of each of the Trust's Portfolios, which has been in operation for more than one full year, as shown on the following pages compares each Portfolio's performance to that of a broad-based securities index. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Equitable Contract.


Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. "Blended" performance numbers (e.g., 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

THE COMPOSITE MARKET BENCHMARK is made up of 36% S&P 500, 24% MSCI EAFE Index, 21% Salomon Brothers U.S. Treasury Bond 1 year and, 14% Salomon Smith Barney World Government ex U.S., and 5% U.S. Treasury Bill.


THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of dividends, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and reflects reinvestment of dividends. It is compiled by the Frank Russell Company.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE PRICE RETURN INDEX ("MSCI Emerging Markets Free") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea (@ 50%), Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan (@ 50%), Thailand, Turkey, Venezuela Free. The base date for the index is December 31, 1987. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The average size of the emerging market companies within this index is US $800 million.


LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX is an unmanaged market weighted index that contains approximately 4,700 individually priced investment grade bonds.

FIXED INCOME PORTFOLIOS

JPM CORE BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

THE INVESTMENT STRATEGY


This Portfolio's total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio currently invests all of its assets in investment grade debt securities rated BBB or better by Standard & Poor's ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's") or unrated securities of similar quality.


The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser's view of the market and interest rates. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio's bond holdings.

[SIDEBAR: Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates. ]

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries.

Under normal market conditions, the Portfolio will be primarily invested in bonds. When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in money market securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions.

        INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

        INVESTMENT-GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

        MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio commenced operations on January 1, 1998.



-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                         1998

                                                         9.02%

-------------------------------------------------------------------------------

Best quarter (% and time period)               Worst quarter (% and time period)

4.72% (1998 3rd Quarter)                       0.21% (1998 4th Quarter)

---------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                        SINCE INCEPTION
JPM CORE BOND PORTFOLIO           9.02%                           9.02%

SALOMON BROTHERS BROAD
INVESTMENT GRADE BOND INDEX*      8.72%                           8.72%
---------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan is a registered investment adviser and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company. J.P. Morgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirements plans in the nation.

The Portfolio Managers, responsible for the day to day management of the Portfolio since it commenced operations, are PAUL L. ZEMSKY, a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques, who joined J.P. Morgan in 1985; and ROBERT J. TEATOM, a Managing Director of J.P. Morgan and co-head of its U.S. Fixed Income Group, who joined J.P. Morgan in 1975.

                                     BALANCED PORTFOLIOS

EQ/EVERGREEN FOUNDATION PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.


[SIDEBAR: For purposes of this Portfolio, the words "reasonable income" mean moderate income.]


THE INVESTMENT STRATEGY

The Portfolio invests primarily in a combination of common stocks, preferred stocks, securities that are convertible into or exchangeable for common stocks, investment-grade corporate debt securities, securities of or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term debt instruments, such as high quality commercial paper, and obligations of FDIC-member banks. Investments in common stocks focus on those that pay dividends and have the potential for capital appreciation. Common stocks are selected based on a combination of financial strength and estimated growth potential. Bonds are selected based on the Adviser's projections of interest rates, varying amounts and maturities in order to achieve capital protection and, when possible, capital appreciation. The asset allocation of the Portfolio will vary in accordance with changing economic and market conditions.

Under normal market conditions, at least 25% of the Portfolio's net assets will be invested in fixed income securities. In selecting debt securities, the Adviser will emphasize securities that the Adviser believes will not be subject to significant fluctuations in value. The corporate debt obligations purchased by the Portfolio will be rated A or higher by S&P and Moody's. The Fund is not managed with a targeted maturity.

When market or financial conditions warrant, the Portfolio may invest 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE

The inception date for this Portfolio is January 1, 1999. Therefore, no performance information is available.

WHO MANAGES THE PORTFOLIO


EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 2500 Westchester Avenue, Purchase, New York 10577. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

STEPHEN A. LIEBER is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Lieber has been the Chairman and Co-Chief Executive Officer of Evergreen since 1994 and has been associated with Evergreen and its predecessor (as Chairman) since 1971.

EQ/PUTNAM BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

THE INVESTMENT STRATEGY

The Portfolio may invest in almost any type of security or negotiable instrument, including common stocks, corporate bonds, cash and money market securities. Although the proportion invested in each type of security is not fixed, generally, no more than 75% of the Portfolio's assets will be invested in common stocks, securities that are convertible into common stocks and other equity securities.

The Portfolio uses a value-oriented approach by investing in stocks the Adviser believes are currently selling below their true worth.

[SIDEBAR: Value-investing attempts to identify strong companies selling at a discount from their perceived true worth. The Adviser selects stocks for the Portfolio at prices at which in its view are temporarily low relative to the company's earnings, assets, cash flow and dividends.]

The Portfolio may also invest in debt securities, issued by the U.S. Government or by private companies. Most of the Portfolio's debt securities will be investment-grade (rated at least BBB) and are generally intermediate- to long-term (with maturities of more than three (3) years). The Portfolio may also invest in lower-rated debt securities (called "junk bonds").

The Portfolio may also invest up to 20% of its total assets in foreign securities and may purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                          1998

                                                        11.92%


-------------------------------------------------------------------------------

Best quarter (% and time period)               Worst quarter (% and time period)
9.33% (1998 4th Quarter)                       (5.24)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
EQ/PUTNAM BALANCED PORTFOLIO      11.92%                        15.93%
60% S&P 500/40% LEHMAN            21.35%                        23.48
GOV'T/CORP. INDEX*
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since it commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.


The Portfolio Managers, responsible for the day-to-day management of the Portfolio, are: DAVID L. WALDMAN, Managing Director, who has been employed by Putnam Management as an investment professional* since 1997 and prior to 1997, Mr. Waldman was a senior Portfolio Manager at Lazard Freres since 1995, and prior to 1995, he was a Vice President at Goldman Sachs; EDWARD P. BOUSA, Senior Vice President, who has been employed by Putnam Management as an investment professional* since October, 1992; JAMES M. PRUSKO, Vice President, who has been employed by Putnam Management as an investment professional* since 1992; and KRISHNA K. MEMANI, MANAGING DIRECTOR, Senior Vice President, who has been employed by Putnam Management as an investment professional* since 1993. (*Investment professional means that the manager was either a portfolio manager or analyst.)

MERRILL LYNCH WORLD STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: Seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S.
and foreign issuers.

[SIDEBAR: For purposes of this Portfolio, "total investment return" consists of interest, dividends discount accruals, and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations.]

THE INVESTMENT STRATEGY
The Portfolio is a non-diversified Portfolio that invests in both equity securities and fixed-income securities. The Portfolio may invest entirely in equity securities, entirely in fixed-income securities, or partly in equity securities and partly in fixed-income securities.

[SIDEBAR: A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.]

The Portfolio will normally invest a significant portion of its assets in equity securities of companies throughout the world. The equity securities in which the Portfolio invests will primarily be common stocks of large companies.

There are no limits on the Portfolio's ability to invest in any country or geographic region. The Portfolio can invest primarily in U.S. securities, primarily in foreign securities, or partly in both. It normally invests in at least three countries at any given time. The Portfolio may invest in companies in emerging markets, but the Adviser anticipates that a substantially greater portion of the Portfolio's equity investments will be in companies in developed countries. At the present time, the Portfolio focuses on investments in Canada, Western Europe, the Far East, and Latin America, as well as in the United States.

The Adviser will select the percentage of the Portfolio's assets that will be invested in equity securities and fixed-income securities, as well as the geographic allocation of the Portfolio's investments, based on its view of general economic and financial trends in various countries and industries, such as inflation, commodity prices, the direction of interest and currency movements, estimates of growth in industry output and profits, and government fiscal policies. For example, if the Adviser believes that falling commodity prices and decreasing estimates of industrial output globally signal low growth and limited returns from equity securities, the Portfolio may emphasize fixed-income investments. Similarly, if the Adviser believes that low inflation, new technologies and improvements in economic productivity in a country or region signal a promising environment for equity securities in that country or region the Portfolio may emphasize equity investments in that country or region.

The Portfolio may invest in fixed-income securities of any maturity, including United States and foreign government securities and corporate debt securities. The Portfolio will only invest in debt securities that are rated investment grade by S&P or Moody's or unrated securities that are of comparable quality.

The Portfolio may also invest in securities denominated in currencies other than the U.S. dollar. The Portfolio may also engage in currency transactions to hedge against the risk of loss from changes in currency exchange rates. In addition, the Portfolio may also employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Adviser sees an appropriate opportunity.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in United States Government or Government agency securities, money market securities, other fixed income securities, or cash for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

        EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

        REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                          1998

                                                         6.81%


-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
10.56% (1998 4th Quarter)                      (11.15)% (1998 3rd Quarter)


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
MERRILL LYNCH WORLD STRATEGY      6.81%                         6.91%
PORTFOLIO
COMPOSITE MARKET BENCHMARK        (25.34)%                      (28.92)%
INDEX*
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO


MERRILL LYNCH ASSET MANAGEMENT, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08543. MLAM has been the Adviser to the Portfolio since it commenced operations. MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions.

THOMAS R. ROBINSON is the Portfolio Manager primarily responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Robinson has served as a First Vice President of MLAM since 1997 and as a Senior Portfolio Manager of MLAM since 1995. Prior to 1995, Mr. Robinson served as Manager of International Strategy for Merrill Lynch & Co. Global Securities Research and Economics Group.

                           DOMESTIC EQUITY PORTFOLIOS



BT EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the S&P 500.

THE INVESTMENT STRATEGY

The Portfolio invests in equity securities of companies included in the S&P 500. The Adviser seeks to match the risk and return characteristics of the S&P 500 by investing in a statistically selected sample of the securities found in the S&P 500, using a process known as "optimization". This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the S&P 500. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the S&P 500 as a whole.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Portfolio will not purchase the stock of Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses.


[SIDEBAR: For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.]


Over time, the correlation between the performance of the Portfolio and the S&P is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the S&P 500 may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks securities to track the S&P 500, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio may also invest up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the S&P 500 while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a future contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN


                                                          1998

                                                        25.14%


-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
21.26% (1998 4th Quarter)                      (10.03)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
BT EQUITY 500 INDEX PORTFOLIO     25.14%                        25.14%
S&P 500 INDEX*                    28.58%                        28.58%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services, including investment management to the international and domestic institutional markets. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.

CAPITAL GUARDIAN RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE:  To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalization greater than $1 billion at the time of purchase.

The Portfolio may invest up to 10% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

-------------------------------------------------------------------------------
The inception date for this Portfolio is May 1, 1999. Therefore, no prior performance information is available.
-------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential of capital appreciation.

The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

-------------------------------------------------------------------------------
The inception date for this Portfolio is May 1, 1999. Therefore, no prior performance information is available.
-------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

-------------------------------------------------------------------------------
The inception date for this Portfolio is May 1, 1999. Therefore, no prior performance information is available.
-------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978. Prior to 1978, Mr. Harrison was co-founder, President, and Chief Executive Officer of IDS Advisory Corporation, the pension fund investment management subsidiary of Investors Diversified Services, Inc.

EQ/EVERGREEN PORTFOLIO

INVESTMENT OBJECTIVE:  Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Evergreen Portfolio invests primarily in common stocks and convertible securities of companies that are relatively small or little-known or represent special situations which the Adviser believes offer potential for capital appreciation. In addition, the Portfolio may invest in relatively well-known, large company securities that have the potential for capital appreciation. Securities are selected based on a combination of comparative undervaluation relative to growth potential and/or merger/acquisition price.

[SIDEBAR: For purposes of this Portfolio, a "little-known" company is one whose business is limited to a regional market or whose securities are mainly privately held. A " relatively small" company is one that has a small share of the market for its products or services in comparison with other companies in its field or that provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services.

The Portfolio also may invest to a lesser extent in non-convertible debt securities and preferred stocks that offer an opportunity for capital appreciation.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE

-------------------------------------------------------------------------------
The inception date for this Portfolio is January 1, 1999. Therefore, no prior performance information is available.
-------------------------------------------------------------------------------



WHO MANAGES THE PORTFOLIO


EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 2500 Westchester Avenue, Purchase, New York 10577. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

The Portfolio Managers, responsible for the day-to-day management of the Portfolio since its inception, are STEPHEN A. LIEBER, who has been Chairman and Co-Chief Executive Officer of Evergreen since 1994 and has been associated with Evergreen and its predecessor (as Chairman) since 1971; and NOLA MADDOX FALCONE, C.F.A., who has been President and Co-Chief Executive Officer of Evergreen since 1994. Ms. Falcone has been associated with Evergreen and its predecessor (as portfolio manager) since 1974.

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

The Portfolio may also invest in corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government securities.

It may also invest a portion of its assets in debt securities rated below investment grade ( commonly referred to as "junk bonds"), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities. The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve a Portfolio's investment objectives. For example, the portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in debt securities, preferred stocks or other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.



-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN


                                                          1998

                                                        12.75%

-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
 16.49% (1998 4th Quarter)                     (10.58)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
EQ/PUTNAM GROWTH & INCOME VALUE   12.75%                        17.56%
PORTFOLIO
S&P 500 INDEX*                    28.58%                        31.63%
-------------------------------------------------------------------------------


* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.


ANTHONY I. KREISEL is the Portfolio Manager responsible for the day to day management of the Portfolio since it commenced operations. Mr. Kreisel has been employed by Putnam Management as either a portfolio manager or analyst since 1986.

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of companies with market capitalizations of $2 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. The Portfolio may purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S.
public markets.

The Portfolio may also engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps and may also invest in convertible securities, preferred stocks and debt securities.

When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN


                                                          1998

                                                        36.27%


-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
25.29% (1998 4th Quarter)                      (11.25)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
EQ/PUTNAM INVESTORS GROWTH
PORTFOLIO                         36.27%                        37.34%
S&P 500 INDEX*                    28.58%                        31.63%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.


The Portfolio Managers, responsible for the day to day management of the Portfolio since its inception, are: C. BETH COTNER, who has been employed by Putnam Management as an investment professional* since 1995, and prior to 1995, was a Portfolio Manager and Executive Vice President of Kemper Financial Services; RICHARD B. ENGLAND, who has been employed by Putnam Management as an investment professional* since 1992; and MANUAL WEISS HERRERRO, who has been employed by Putnam Management as investment professional* since 1987. (*Investment professional means that the manager was either a portfolio manager or analyst.)

LAZARD LARGE CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.


THE INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its total assets primarily in equity securities of large capitalization companies. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

      o low price to earnings ratios
      o high yield
      o unrecognized assets
      o the possibility of management change


      o the prospect of improved profitability.


The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.


The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.


The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's average annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN


                                                         1998

                                                        20.01%


-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
23.34% (1998 4th Quarter)                      (13.43)% (1998 3rd Quarter)


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
LAZARD LARGE CAP VALUE PORTFOLIO
                                  20.01%                        20.01%
S&P 500 INDEX*                    28.58%                        28.58%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO


LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services, including investment management.

The Portfolio Managers, responsible for the day to day management since the inception of the Portfolio are HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982; and MICHAEL S. ROME, a Managing Director of LAM and a U.S./Global Equity Portfolio Manager since 1991.

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value.

THE INVESTMENT STRATEGY

The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:


o       stocks are out of favor
o       company earnings are depressed
o       price/earnings ratios are relatively low
o       investment expectations are limited
o       there is no general interest in a security or industry.


On the other hand, the Adviser believes that negative developments are more likely to occur when:


o investment expectations are high
o stock prices are advancing or have advanced rapidly
o price/earnings ratios have been inflated
o an industry or security continues to become popular among investors.


In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio invests primarily in common stocks of U.S. companies, but may buy equity securities other than common stock and may also invest up to 10% of its total assets in securities issued by foreign companies. The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio's management sees an appropriate opportunity.

When market or financial conditions warrant, the Portfolio may invest in U.S. Government and agency securities, money market securities and other fixed-income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                          1998

                                                         11.59%

-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
11.20% (1997 3rd Quarter)                      (10.91)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
MERRILL LYNCH BASIC VALUE
EQUITY PORTFOLIO                  11.59%                        17.29%
S&P 500 INDEX*                    28.58%                        31.63%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


MERRILL LYNCH ASSET MANAGEMENT, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. MLAM has been the Adviser to the Portfolio since it commenced operations. MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions.

KEVIN RENDINO, a First Vice President of MLAM since 1997, has been the Portfolio Manager responsible for the day to day management of the Portfolio since it commenced operations. Mr. Rendino was a Vice President of MLAM from 1993 to 1997.

MFS GROWTH WITH INCOME PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to provide reasonable current income and long-term growth of capital and income.

[SIDEBAR: For purposes of this Portfolio, the words "reasonable current income" mean moderate income.]

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by the Adviser's large group of equity research analysts.

The Portfolio may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE

-------------------------------------------------------------------------------
The inception date for this Portfolio is January 1, 1999. Therefore, no prior performance information is available.
-------------------------------------------------------------------------------



WHO MANAGES THE PORTFOLIO


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN D. LAUPHEIMER, JR., Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1986; and MITCHELL D. DYNAN, a Vice President of MFS, who has been employed as a portfolio manager by MFS since 1981.

MFS RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:


o    favorable prospects for long-term growth,
o    attractive valuations based on current and expected earnings or cash flow,
o    dominant or growing market share, and
o    superior management.


The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The Portfolio may invest in foreign equity securities, and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may invest up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                          1998

                                                        24.11%


-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
21.36% (1998 4th Quarter)                      (17.35)% (1997 4th Quarter)

-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
MFS RESEARCH PORTFOLIO            24.11%                        24.41%
S&P 500 INDEX*                    28.58%                        31.63%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."




WHO MANAGES THE PORTFOLIO


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

T. ROWE PRICE EQUITY INCOME PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in dividend-paying common stocks of established companies that have favorable prospects for increasing dividend income and capital appreciation. The Portfolio's yield as a result of that dividend income is expected to be significantly above the average yield of the companies of the S&P 500.

The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return;
(2) dividends are a more stable and predictable source of return; and (3) prices of stocks that pay a high current income level tend to be less volatile than those paying below average dividends.

The Adviser uses a "value" approach in choosing securities. It looks for common stocks of companies that have:

        o established operating histories;
        o above-average dividend yields relative to the S&P 500;
        o low price to earnings ratios relative to the S&P 500;
        o sound balance sheets; and
        o low stock price relative to the company's asset value, earnings and cash flow.

[SIDEBAR: Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.]

The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                          1998

                                                         9.11%


-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
11.16% (1998 4th Quarter)                      (7.66)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
T. ROWE PRICE EQUITY INCOME
PORTFOLIO                         9.11%                         18.73%
S&P 500 INDEX*                    28.58%                        31.63%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.

Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

                                 AGGRESSIVE EQUITY PORTFOLIOS


BT SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.

[SIDEBAR: For more information on The Russell 2000, see the preceding section "The Benchmarks." The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.]

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a future contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                          1998


                                                        (2.27)%

-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
16.21% (1998 4th Quarter)                      (19.52) (1998 3rd Quarter)

-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
BT SMALL COMPANY INDEX PORTFOLIO
                                  (2.27)%                       (2.27)%
RUSSELL 2000 Index*               (2.54)%                       (2.54)%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.

LAZARD SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

[SIDEBAR: For more information on The Russell 2000, see the preceding section "The Benchmarks"]

[SIDEBAR: A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.]

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
(i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and
(vii) have a relatively short corporate history with the expectation that the business may grow.


Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment-grade debt securities.


When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less-well known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.

-------------------------------------------------------------------------------

                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                          1998


                                                        (7.03)%

-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
15.78% (1998 4th Quarter)                      (20.10)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
LAZARD SMALL CAP VALUE PORTFOLIO
                                  (7.03)%                       (7.03)%
RUSSELL 2000 INDEX*               (2.54)%                       (2.54)%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

The Portfolio Managers, responsible for the day to day management since the inception of the Portfolio, are: EILEEN D. ALEXANDERSON, a Managing Director of LAM who has been with LAM since 1979 and HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982.

MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises, or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis performed by the Adviser.

In addition, up to 15% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                          1998

                                                        34.57%


-------------------------------------------------------------------------------

Best quarter (% and time period)               Worst quarter (% and time period)
26.70% (1998 4th Quarter)                      (12.69)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
MFS EMERGING GROWTH COMPANIES
PORTFOLIO                         34.57%                        34.81%
RUSSELL 2000 INDEX*               (2.54)%                       (14.53)%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN W. BALLEN, President of MFS, who has been employed by MFS as a portfolio manager of the Portfolio since 1984; TONI Y. SHIMURA, a Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995; and STEPHEN PESEK, a Vice President of MFS, who has been employed as a portfolio manager by MFS since 1994. Prior to 1994, Mr. Pesek worked at Fidelity Investments as a research analyst.

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of U.S. small-cap companies with above-average growth potential that the Adviser believes to be undervalued. Typically, such investments may include common stocks, preferred stocks, convertible securities, warrants and rights of small-cap companies. Once 65% of the Portfolio's assets are invested in small-cap companies, the Portfolio may also invest in companies with a market capitalization of any size.

[SIDE BAR: For purposes of this Portfolio, small-cap companies are companies having market capitalizations within the range of capitalizations of companies represented in the Russell 2000 Index .]

In determining whether a company's stock is undervalued, the Adviser considers all relevant factors which may include a company's:


o       price/earnings ratio,
o       price to book value ratio,
o       price to cash flow ratio, and
o       debt to capital ratio.


The Portfolio will invest primarily (at least 65% of its net assets) in the securities of U.S. companies traded in the U.S. securities markets. The Portfolio may invest to a lesser extent in foreign securities, investment grade debt securities and high quality domestic and foreign short-term (one year or less) and medium-term money-market securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in investment grade debt obligations and in domestic and foreign obligations, including repurchase agreements for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                          1998


                                                        (10.02)%

-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
15.49% (1997 3rd Quarter)                      (20.25)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
WARBURG PINCUS SMALL COMPANY
VALUE PORTFOLIO                   (10.02)%                      4.25%
RUSSELL 2000 INDEX*               (2.54)%                       14.53%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

WARBURG PINCUS ASSET MANAGEMENT, INC. ("WPAM"), 466 Lexington Avenue, New York, New York 10017-3147. WPAM has been the Adviser to the Portfolio since it commenced operations. WPAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. WPAM is indirectly controlled by Warburg, Pincus & Co., a New York partnership which has no business other than being a holding company of WPAM and its affiliates. During 1999, WPAM and Credit Suisse Group expect to finalize Credit Suisse Group's acquisition of WPAM. WPAM will be combined with and into Credit Suisse Group's global asset management subsidiary, Credit Suisse Asset Management, LLC.

KYLE F. FREY is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since the Portfolio commenced operations. Mr. Frey is a managing director of WPAM and has been with WPAM since 1989.

                            INTERNATIONAL PORTFOLIOS


BT INTERNATIONAL EQUITY INDEX PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.

[SIDEBAR: For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.]

Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a future contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

        EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

        EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

        REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

The bar chart and table below illustrate the Portfolio's average annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.

-------------------------------------------------------------------------------
                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                         1998

                                                        20.07%

-------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
20.43% (1998 4th Quarter)                      (13.90)% (1998 3rd Quarter)


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
BT INTERNATIONAL EQUITY INDEX
PORTFOLIO                         20.07%                        20.07%
MSCI EAFE INDEX*                  20.00%                        20.00%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets, including investment management. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.

CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its total assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

The Portfolio primarily invests in common stocks (or securities convertible into common stocks), warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S.
currencies.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

        EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

        EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

        REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

-------------------------------------------------------------------------------
The inception date for this Portfolio is May 1, 1999. Therefore, no prior performance information is available.
-------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.

JOHN MCILWRAITH. John McIlwraith is a Senior Vice President-International and a director of Capital Guardian, a Director and a Senior Vice President of Capital International Limited, and an international equity portfolio manager. He joined the Capital Guardian organization in 1984.

ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc., Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined Capital Guardian in 1981.

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:  Seeks capital appreciation.

THE INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities of companies in a number of different countries. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, a majority of the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be an issuer of securities located in a country other than the U.S.:

o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S., or

o companies that earn 50% or more of their total revenues from business outside the U.S.


The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size whose earnings the Adviser believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued.

The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments.

When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

        EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

        EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

        REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.

-------------------------------------------------------------------------------

                               CALENDAR YEAR ANNUAL TOTAL RETURN

                                                         1998

                                                        19.51%

-------------------------------------------------------------------------------

Best quarter (% and time period)               Worst quarter (% and time period)
22.16% (1998 4th Quarter)                      (18.48)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR                      SINCE INCEPTION
EQ/PUTNAM INTERNATIONAL EQUITY    19.51%                        17.52%
PORTFOLIO
S&P 500 INDEX*                    20.00%                        13.43%
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc.


The Portfolio Managers, responsible for the day to day management of the Portfolio since the inception of the Portfolio, are JUSTIN SCOTT, a Managing Director, who has been with Putnam Management as an investment professional* since 1988 and OMID KAMSHAD, a Managing Director, who has been employed as an investment professional* by Putnam Management since 1996. Prior to January 1996, he was a Director of Investments at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was Director at Baring Asset Management Company. (*Investment professional means that the manager was either a portfolio manager or analyst.)

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of companies located in emerging markets countries. Such equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies in emerging market countries that it believes have strong developing economies and increasingly sophisticated markets. The Portfolio generally invests only in emerging markets countries whose currencies are freely convertible into United States dollars.

[SIDEBAR: A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.]

[SIDEBAR: For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

o   its principal securities trading market is in an emerging market country;

o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in emerging market countries; and

o it is organized under the laws of or has a principal office in an emerging market country]

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.

[SIDEBAR: In a "top-down" approach, country allocations are made based on forecasts of stock market trends. In a "bottom-up" approach, securities are reviewed and chosen individually.]

The Portfolio may invest to a lesser extent in corporate or government-issued or guaranteed debt securities of emerging markets countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity or debt securities (including "junk bonds") of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

        EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

        EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

        REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junks bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is August 20, 1997.


-------------------------------------------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN


                                              1998

                                            (27.10)%

-------------------------------------------------------------------------------

Best quarter (% and time period)              Worst quarter (% and time period)

14.56% (1998 4th Quarter)                     (22.14)% (1998 2nd Quarter)


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                               ONE YEAR                    SINCE INCEPTION
MORGAN STANLEY EMERGING
MARKETS EQUITY PORTFOLIO       (27.10)%                        (32.69)%

MSCI EMERGING MARKETS
FREE*                          (25.34)%                        (28.92)%

--------------------------------- ---------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO


MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), 1221 Avenue of the Americas, New York, NY 10020. MSAM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

The Portfolio Managers, responsible for the day to day management of the Portfolio since the Portfolio commenced operations, are: ROBERT MEYER, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated, who is head of MSAM's Emerging Markets Equity Group and who joined MSAM in 1989; and ANDY SKOV, a Principal of MSAM and Morgan Stanley & Co.
Incorporated who joined MSAM in 1994.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital through investment primarily in common stocks of established non-United States companies.

THE INVESTMENT STRATEGY

The Portfolio invests substantially all of its assets in common stocks of established companies outside of the United States. The Portfolio intends to diversify broadly among countries throughout the world by having securities from at least five different countries represented in the Portfolio. No more than 20% of its assets will be invested in securities of any one country, except that up to 35% can be invested in stocks of companies in Australia, Canada, France, Japan, United Kingdom or Germany. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily considers the following factors:


o   prospects for relative economic growth between foreign countries,
o   expected levels of inflation,
o   government policies influencing business conditions,
o   the outlook for currency relationships, and
o the range of individual investment opportunities available to international investors.


The Portfolio expects to invest substantially all of its assets in common stocks. However, the Portfolio may also invest in a variety of other equity securities such as preferred stocks, warrants and convertible securities as well as governmental debt securities and investment grade debt securities. The Portfolio may also invest in certain foreign investment funds, hybrid instruments and derivative instruments in keeping with the Portfolio objective.

In analyzing companies for investment, the Adviser uses a "bottom-up" approach and looks for companies that have:


o prospects for achieving and sustaining above-average, long -term earnings growth per share,
o   a high return on invested capital,
o   healthy balance sheet,
o   sound financial and accounting policies and overall financial strength,
o   strong competitive advantages,
o   effective research, product development and marketing,
o   pricing flexibility,
o   strong management, and
o   record of paying dividends.


This means that the securities are selected based upon fundamental analysis performed by the Adviser, and are not selected based upon the type of industries to which they belong.


When market or financial conditions warrant, the Portfolio may invest without limitation in high quality U.S. Government and corporate debt obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

        EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

        EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

        REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN

                                               1998

                                              13.68%

-------------------------------------------------------------------------------

Best quarter (% and time period)             Worst quarter (% and time period)

16.86% (1998 4th Quarter)                    (13.63)% (1998 3rd Quarter)


-------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS

                                 ONE YEAR                 SINCE INCEPTION
T. ROWE PRICE INTERNATIONAL
STOCK PORTFOLIO                   13.68%                      7.01%

MSCI EAFE INDEX*                  20.00%                      13.43%

--------------------------------- ---------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO


ROWE PRICE-FLEMING INTERNATIONAL, INC. ("Price-Fleming"), 100 East Pratt Street, Baltimore, MD 21202. Price-Fleming has been the Adviser to the Portfolio since it commenced its operations. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization that participates in a global network of regional investment offices. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% owned by a subsidiary of Flemings and 25% owned by Jardine Fleming Group Limited ("Jardine Fleming").

Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee Group. The Investment Advisory Group has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

                       MORE INFORMATION ON PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you - and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS:  Each Portfolio is subject to the following risks:

        ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

        MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

        SECURITY SELECTION RISK: The Advisers for each Portfolio rely on the insights of different specialists in making investment decisions based on each Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

        YEAR 2000 RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Trust and its Portfolios could be adversely affected if the computer systems used by the Advisers, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." Virtually all operations of the Trust and its Portfolios are computer reliant. The Manager, Advisers, administrator, transfer agent, distributors and custodian have informed the Trust that they are actively taking steps to address the Year 2000 Problem with regard to their respective computer systems and the interfaces between their respective computer systems. The Trust is also taking measures to obtain assurances from necessary persons that comparable steps are being taken by the key service providers to the Trust's Advisers, administrator, transfer agent, distributors, and custodian. There can be no assurance that the Trust and the Portfolios' key service providers will be Year 2000 compliant. If not adequately addressed, the Year 2000 Problem could result in the inability of the Trust to perform its mission critical functions, including trading and settling trades of Portfolio securities, pricing of portfolio securities and processing shareholder transactions, and the net asset value of its Portfolios' shares may be materially affected.

        In addition, because the Year 2000 Problem affects virtually all issuers, the companies or entities in which the Portfolios may invest also could be adversely impacted by the Year 2000 Problem. For example, issuers may incur substantial costs to address the Year 2000 problem. The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by the Portfolios. The Advisers have assured the Trust that they consider such issues in making investment decisions for the Portfolios. Furthermore, certain of the Portfolios make international investments thereby exposing these Portfolios to operations, custody and settlement processes outside the United States. In many countries outside the United States the Year 2000 Problem has not been adequately addressed and concerns have been raised that capital flight, among other issues, may be triggered by full disclosure of the Year 2000 Problem on countries outside the United States. Additional information on the impact of the Year 2000 Problem on emerging market countries is provided in this section, under "FOREIGN SECURITIES RISKS--EMERGING MARKET RISK."

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

        CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Portfolio. Credit risk is particularly significant for the Portfolios that invest a portion of their assets in "JUNK BONDS" or lower-rated securities.

        INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on

        Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

        MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

        INVESTMENT-GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

        JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed-income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

FOREIGN SECURITIES RISKS: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

        CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

        EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

        The YEAR 2000 PROBLEM may also be especially acute in emerging market countries. Many emerging market countries are currently lagging behind more developed countries in their Year 2000 preparedness because they lack the financial resources to undertake the necessary remedial actions. A lack of Year 2000 preparedness may adversely affect the health, security and economic well-being of emerging market countries and could, obviously, adversely affect the value of a Portfolio's investments in emerging market countries. More information on the Year 2000 Problem is provided in this section, under "GENERAL INVESTMENT RISKS--YEAR 2000 RISK."

        EURO RISK: Certain of the Portfolios invests in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

        The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Portfolios are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan on the Portfolios. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect a Portfolio if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the Portfolios.

        POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

        REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

        TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the Portfolios utilize a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

NON-DIVERSIFICATION RISK: The Lazard Small Cap Value, Morgan Stanley Emerging Markets Equity and Merrill Lynch World Strategy Portfolios are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, each Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. Each non-diversified Portfolio intends to qualify as a RIC.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than are those of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

                             MANAGEMENT OF THE TRUST

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among twenty-one Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

EQ Financial Consultants, Inc., 1290 Avenue of the Americas, New York, New York 10104, serves as the Manager of the Trust, subject to the supervision and direction of the Board of Trustees. The Manager has overall responsibility for the general management and administration of the Trust.

In the exercise of that responsibility, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select the Advisers for the Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian and administrator.


The Manager is an investment adviser registered under the 1940 Act and a broker-dealer registered under the Securities Exchange Act of 1934, as amended. EQ Financial Consultants, Inc. is a wholly-owned subsidiary of Equitable. During 1999, the Manager plans to change its name to AXA Advisors, Inc.

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 1998 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 1998 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust.


              MANAGEMENT FEES PAID BY THE PORTFOLIOS TO EQ FINANCIAL CONSULTANTS



---------------------------------------- ---------------------------- -------------------------
PORTFOLIOS                                  ANNUAL RATE RECEIVED        RATE OF FEES WAIVED
---------------------------------------- ---------------------------- -------------------------
T. Rowe Price Equity Income                         0.36%                      0.19%
---------------------------------------- ---------------------------- -------------------------
EQ/Putnam Growth & Income Value                     0.36%                      0.19%
---------------------------------------- ---------------------------- -------------------------
EQ/Putnam Investors Growth                          0.31%                      0.24%
---------------------------------------- ---------------------------- -------------------------
EQ/Putnam Balanced                                  0.20%                      0.35%
---------------------------------------- ---------------------------- -------------------------
MFS Research                                        0.35%                      0.20%
---------------------------------------- ---------------------------- -------------------------
MFS Emerging Growth Companies                       0.36%                      0.19%
---------------------------------------- ---------------------------- -------------------------
Merrill Lynch Basic Value Equity                    0.34%                      0.21%
---------------------------------------- ---------------------------- -------------------------
Lazard Large Cap Value                              0.21%                      0.34%
---------------------------------------- ---------------------------- -------------------------
T. Rowe Price International Stock                   0.54%                      0.21%
---------------------------------------- ---------------------------- -------------------------
EQ/Putnam International Equity                      0.44%                      0.26%
---------------------------------------- ---------------------------- -------------------------
Merrill Lynch World Strategy                        0.26%                      0.44%
---------------------------------------- ---------------------------- -------------------------
Morgan Stanley Emerging Markets Equity              0.33%                      0.82%
---------------------------------------- ---------------------------- -------------------------



                                      -92-

---------------------------------------- ---------------------------- -------------------------
Warburg Pincus Small Company Value                  0.47%                      0.18%
---------------------------------------- ---------------------------- -------------------------
Lazard Small Cap Value                              0.62%                      0.18%
---------------------------------------- ---------------------------- -------------------------
JPM Core Bond                                       0.05%                      0.40%
---------------------------------------- ---------------------------- -------------------------
BT Small Company Index                              0.00%                      0.25%
---------------------------------------- ---------------------------- -------------------------
BT Equity 500 Index                                 0.00%                      0.25%
---------------------------------------- ---------------------------- -------------------------
BT International Equity Index                       0.00%                      0.35%
---------------------------------------- ---------------------------- -------------------------



The seven (7) Portfolios listed in the table below did not commence operations during 1998. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager is entitled to receive in 1999 for managing each of these Portfolios.




                        ANNUAL RATE OF MANAGEMENT FEES

        ----------------------------------------- --------------------
        PORTFOLIOS                                    ANNUAL RATE
        ----------------------------------------- --------------------
        Capital Guardian International Portfolio         0.75%
        ----------------------------------------- --------------------
        Capital Guardian Research Portfolio              0.65%
        ----------------------------------------- --------------------
        Capital Guardian U.S. Equity Portfolio           0.65%
        ----------------------------------------- --------------------
        EQ/Alliance Premier Growth Portfolio             0.90%
        ----------------------------------------- --------------------
        EQ/Evergreen                                     0.75%
        ----------------------------------------- --------------------
        EQ/Evergreen Foundation                          0.63%
        ----------------------------------------- --------------------
        MFS Growth with Income                           0.55%
        ----------------------------------------- --------------------

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of each Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to each Portfolio ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following fees:


                       MANAGEMENT EXPENSE LIMITATION FEES

-------------------------------------- -------------------------------
PORTFOLIOS                                AMOUNT EXPENSES LIMITED TO
                                           (% of daily net assets)
-------------------------------------- -------------------------------
T. Rowe Price Equity Income                         0.60%
-------------------------------------- -------------------------------
EQ/Putnam Growth & Income Value                     0.60%
-------------------------------------- -------------------------------
EQ/Putnam Investors Growth                          0.60%
-------------------------------------- -------------------------------
MFS Research                                        0.60%
-------------------------------------- -------------------------------
MFS Emerging Growth Companies                       0.60%
-------------------------------------- -------------------------------
MFS Growth with Income                              0.60%
-------------------------------------- -------------------------------
Merrill Lynch Basic Value Equity                    0.60%
-------------------------------------- -------------------------------
EQ/Putnam Balanced                                  0.65%
-------------------------------------- -------------------------------
Lazard Large Cap Value                              0.65%
-------------------------------------- -------------------------------
Warburg Pincus Small Company Value                  0.75%
-------------------------------------- -------------------------------
T. Rowe Price International Stock                   0.95%
-------------------------------------- -------------------------------
EQ/Putnam International Equity                      0.95%
-------------------------------------- -------------------------------
Merrill Lynch World Strategy                        0.95%
-------------------------------------- -------------------------------

------------------------------------------------- -------------------------
Lazard Small Cap Value                                     0.95%
------------------------------------------------- -------------------------
Morgan Stanley Emerging Markets Equity Portfolio           1.50%
------------------------------------------------- -------------------------
JPM Core Bond                                              0.55%
------------------------------------------------- -------------------------
BT International Equity Index                              0.55%
------------------------------------------------- -------------------------
BT Small Company Index                                     0.35%
------------------------------------------------- -------------------------
BT Equity 500 Index                                        0.30%
------------------------------------------------- -------------------------
EQ/Evergreen Foundation                                    0.70%
------------------------------------------------- -------------------------
EQ/Evergreen Portfolio                                     0.80%
------------------------------------------------- -------------------------
Capital Guardian International Portfolio                   0.95%
------------------------------------------------- -------------------------
Capital Guardian Research Portfolio                        0.70%
------------------------------------------------- -------------------------
Capital Guardian U.S. Equity Portfolio                     0.70%
------------------------------------------------- -------------------------
EQ/Alliance Premier Growth Portfolio                       0.90%
------------------------------------------------- ----------------------------


Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless:
(i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and
(iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

THE ADVISERS


Each Portfolio has an Adviser that furnishes an investment program for the Portfolio pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.


The Manager has received an exemptive order from the SEC that permits the Manager, subject to certain conditions, including board approval, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.


The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


THE ADMINISTRATOR

Pursuant to an agreement, Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of
 .0525% of 1% of the Portfolio's total assets plus $25,000.

THE TRANSFER AGENT


Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of the Adviser to another Portfolio for which such Adviser does not provide investment advice. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

FUND DISTRIBUTION ARRANGEMENTS

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc., the Trust's Manager, serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. Equitable Distributors, Inc. serves as the other distributor for the Class IA shares of the Trust as well as the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load.

PURCHASE AND REDEMPTION

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange is closed for trading.

Foreign securities (other than ADRs) are valued at the close of business in the applicable foreign country. Consequently, Portfolios that invest a significant portion of their assets in foreign securities, may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio.


All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

HOW ASSETS ARE VALUED

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.


o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates.


o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

TAX INFORMATION

Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in figuring out whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. The Administrator and the Manager therefore carefully monitor compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

PRIOR PERFORMANCE OF EACH ADVISER


The following table provides information concerning the historical performance of another registered investment company (or series) or other institutional private accounts managed by each Adviser that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio that has at least one full year of operations under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided for the J.P. Morgan Active Fixed Income Composite, the Capital Guardian U.S. Equity Research Portfolio-Diversified Composite, the Capital Guardian U.S. Equity Composite, and the Capital Guardian Non-U.S. Equity Composite (collectively, the "Composites"). The total returns for each Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by J.P. Morgan's and Capital Guardian's institutional private accounts, respectively, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by J.P. Morgan and Capital Guardian, respectively, that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composites are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites could have been adversely affected if the institutional private accounts included in the Composites had been regulated as investment companies under the federal securities laws.

The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflects all fees and charges applicable to the registered investment company in question and the total return calculation for the Composites reflects only those fees and charges described in the paragraph directly above.

The performance results for the registered investment companies or Composites presented below are subject to lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolio below will be subject to charges and expenses relating to such insurance contracts. The performance results presented above do not reflect any insurance related expenses and would be reduced if such charges were reflected.

The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks." The name of the other fund or account managed by the adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.




----------------------------------------------------------------------------------------------------
                         ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS
                                        MANAGED BY ADVISERS
                                          AS OF 12/31/98
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
OTHER FUND OR ACCOUNT MANAGED BY ADVISER
(EQAT Portfolio)                                 1          5         10         SINCE     INCEPTION
--------------------------------------------   YEAR       YEARS      YEARS     INCEPTION      DATE
  Benchmark
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
J.P. MORGAN ACTIVE FIXED INCOME COMPOSITE      6.90%      7.20%      9.40%                 5/31/77
(JPM Core Bond Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  Salomon Brothers Broad Investment Grade      8.70%      7.30%      9.30%
  Bond Index(1)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
THE GEORGE PUTNAM FUND OF BOSTON(2)           10.60%     15.07%      13.77%                11/5/37
(EQ/Putnam Balanced Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                            28.57%     24.06%      19.21%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
BT INSTITUTIONAL FUNDS - EQUITY 500 INDEX     28.75%     24.05%       N/A       21.56%    12/31/92
FUND - INSTITUTIONAL CLASS
(BT Equity 500 Index Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                            28.57%     24.06%       N/A       21.61%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
BT ADVISORS FUNDS - SMALL CAP INDEX           (2.60)%      N/A        N/A       11.58%     7/10/96
FUND-INSTITUTIONAL CLASS
(BT Small Company Index Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  Russell 2000 Index(4)                       (2.54)%      N/A        N/A       11.85%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
PUTNAM GROWTH & INCOME FUND II(2)             12.46%       N/A        N/A         N/A      1/5/95
(EQ/Putnam Growth & Income Value Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                            28.57%       N/A        N/A       30.51%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
PUTNAM INVESTORS FUND(2)                      35.52%     24.12%      20.16%                12/1/25
(EQ/Putnam Investors Growth Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                            28.57%     24.06%      19.21%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
THE LAZARD FUNDS, INC. - LAZARD EQUITY        17.31%     20.36%      16.83%                 6/87
PORTFOLIO
(Lazard Large Cap Value Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                            28.57%     24.06%      19.21%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------


                                      -98-

---------------------------------------------------------------------------------------------------
                         ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS
                                        MANAGED BY ADVISERS
                                          AS OF 12/31/98
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
OTHER FUND OR ACCOUNT MANAGED BY ADVISER
(EQAT Portfolio)                                 1          5         10         SINCE     INCEPTION
--------------------------------------------   YEAR       YEARS      YEARS     INCEPTION      DATE
  Benchmark
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
THE LAZARD FUNDS, INC. - LAZARD SMALL CAP
PORTFOLIO                                     (12.62)%   11.45%       N/A       16.10%     10/1/91
(Lazard Small Cap Value Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  Russell 2000 Index(4)                       (2.54)%    11.86%       N/A       13.89%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.      8.88%                  N/A        9.57%     2/28/92
- MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND              8.49%
(Merrill Lynch World Strategy Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  MSCI EAFE Index(5)                          20.00%      9.19%       N/A        9.98%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.      9.44%     15.40%       N/A       15.80%     7/1/93
-MERRILL LYNCH BASIC VALUE FOCUS FUND
(Merrill Lynch Basic Value Equity
Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                              28.57%     24.06%     N/A       22.74%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
MFS RESEARCH FUND(2), (6)                       22.92%     20.65%       18.44%              10/13/71
(MFS Research Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                            28.57%     24.06%      19.21%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
T. ROWE PRICE EQUITY INCOME FUND               9.23%     18.75%      15.18%               10/31/85
(T. Rowe Price Equity Income Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                            28.57%     24.06%      19.21%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
WARBURG PINCUS SMALL COMPANY VALUE FUND(7)   (14.88)%      N/A        N/A       16.51%    12/29/95
(Warburg Pincus Small Company Value
Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  Russell 2000 Index(4)                       (2.54)%      N/A        N/A       11.58%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
BT ADVISORS FUNDS - EAFE EQUITY INDEX FUND    19.81%       N/A        N/A        9.69%     1/24/96
- INSTITUTIONAL CLASS
(BT International Equity Index Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  MSCI EAFE Index(5)                          20.00%       N/A        N/A        9.70%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
PUTNAM INTERNATIONAL GROWTH FUND(2)           18.95%     13.18%       N/A         N/A      2/28/91
(EQ/Putnam International Equity Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  MSCI EAFE Index(5)                          20.00%      9.19%       N/A        7.58%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
MFS EMERGING GROWTH FUND(6)                   23.56%       19.66%    22.94%               12/29/86
(MFS Emerging Growth Companies Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  Russell 2000 Index(4)                       (2.54)%    11.86%      12.94%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
MASSACHUSETTS INVESTORS TRUST(2)              22.95%     22.97%      19.15%                7/15/24
(MFS Growth with Income Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                            28.57%     24.06%      19.21%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
MORGAN STANLEY INSTITUTIONAL FUND, INC. -
EMERGING MARKETS PORTFOLIO(8)
(Morgan Stanley Emerging Markets Equity      (25.40)%    (8.20)%      N/A        3.50%     9/25/92
Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  IFC Global Total Return Composite Index(9) (21.10)%    (8.70)%      N/A        1.90%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
T. ROWE PRICE INTERNATIONAL STOCK FUND        16.14%      8.87%      10.45%                5/9/80
(T. Rowe Price International Stock
Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  MSCI EAFE Index(5)                          20.00%      9.19%      9.50%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
EVERGREEN FOUNDATION FUND - CLASS Y SHARES    12.21%     15.06%       N/A       16.89%     1/2/90
(EQ/Evergreen Foundation Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index(3)                            28.57%     24.06%       N/A         18.82%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------


                                      -99-

---------------------------------------------------------------------------------------------------
                         ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS
                                        MANAGED BY ADVISERS
                                          AS OF 12/31/98
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
OTHER FUND OR ACCOUNT MANAGED BY ADVISER
(EQAT Portfolio)                                 1          5         10         SINCE     INCEPTION
--------------------------------------------   YEAR       YEARS      YEARS     INCEPTION      DATE
  Benchmark
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
EVERGREEN FUND - CLASS Y SHARES                7.23%     17.82%      14.07%               10/15/71
(EQ/Evergreen Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  Russell 2000 Index(4)                       (2.54)%    11.86%      12.94%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
CAPITAL GUARDIAN U.S. EQUITY RESEARCH         28.46%     24.53%       N/A       21.74%     3/31/93
PORTFOLIO-DIVERSIFIED COMPOSITE
(Capital Guardian Research Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index                               28.58%     23.99%       N/A       21.68%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
CAPITAL GUARDIAN U.S. EQUITY COMPOSITE        22.88%     22.27%      18.07%     13.71%    12/31/66
(Capital Guardian U.S. Equity Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index                               28.58%     23.99%      19.12%     12.84%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE    17.32%     11.62%      10.87%     15.00%    12/31/78
(Capital Guardian International Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  MSCI EAFE Index                             19.97%      9.19%      5.53%      13.25%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
ALLIANCE PREMIER GROWTH FUND, INC.-ADVISOR    49.85%       N/A        N/A       42.97%     10/1/96
CLASS (10)
(EQ/Alliance Premier Growth Portfolio)
-------------------------------------------- ---------- ---------- ----------- ---------- ----------
  S&P 500 Index                               28.60%       N/A        N/A       21.60%
-------------------------------------------- ---------- ---------- ----------- ---------- ----------



1 The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The index does not include fees or operating expenses and is not available for actual investment.

2 Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.

3 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

4 The Russell 2000 Index is an unmanaged index (with no defined investment objective) composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.

5 The Morgan Stanley Capital International EAFE Index ("EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The returns of the EAFE Index assume dividends are reinvested net of withholding tax and do not reflect any fees or operating expenses. The index is not available for actual investment.

6 The results for the MFS Research Fund (Class A shares) and the MFS Emerging Growth Fund (Class B shares) do not reflect sales charges that may be imposed on the such shares.

7 Absent the waiver of fees in 1998 by the Warburg Pincus Small Company Value Fund's investment adviser and co-administrator, management fees of the Warburg Pincus Small Company Value Fund would equal 1.00%, other expenses would equal 0.94% and total operating expenses would equal 2.19%. The investment adviser and co-administrator of the Warburg Pincus Small Company Value Fund are under no obligation to continue these waivers.

8 Performance for the Class A shares of the Morgan Stanley Institutional Fund, Inc. Emerging Markets Portfolio. The Class B shares of the Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The expense ratio of Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio has been capped at 1.75% since inception.

9 The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.

10 Annualized performance for the Adviser Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Trust's financial performance since May 1, 1997. The Trust began to offer Class IA shares for the T. Rowe Price Equity Income, MFS Emerging Growth Companies, Warburg Pincus Small Company Value and BT International Equity Portfolios on November 24, 1998. Except for those four Portfolios, the financial information in the table below for the period May 1, 1997 to December 31, 1998 relates only to the Class IB shares. The financial information relating to both the Class IA shares and the Class IB shares has been derived from the audited financial statements of the Trust. These financial statements have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1998 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.





                                                      NET REALIZED
                                                          AND
                                                       UNREALIZED
                               NET                  GAIN (LOSS) ON                             DIVIDENDS
                              ASSET                   INVESTMENTS       TOTAL      DIVIDENDS   IN EXCESS    DISTRIBUTIONS
                              VALUE,        NET       AND FOREIGN        FROM      FROM NET     OF NET          FROM
                            BEGINNING    INVESTMENT     CURRENCY      INVESTMENT   INVESTMENT  INVESTMENT      REALIZED
                            OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME      INCOME          GAINS
                            ---------    ----------   ------------    ----------   ----------  ----------   -------------
T. Rowe Price
International Stock
Portfolio
   DEC  31, 1998              $9.85        $0.06          $1.28        $1.34        $(0.07)     $(0.02)            -
   DEC. 31, 1997             $10.00        $0.02         $(0.17)      $(0.15)          -           -               -

T. Rowe Price
Equity Income Portfolio
   CLASS IB DEC. 31, 1998    $12.08        $0.22          $0.87        $1.09        $(0.22)        -            $(0.28)
   CLASS IB DEC. 31, 1997    $10.00        $0.10          $2.11        $2.21        $(0.09)        -            $(0.04)
   CLASS IA NOV. 24-DEC.     $13.22        $0.06         $(0.09)+     $(0.03)       $(0.24)        -            $(0.28)
   31, 1998

EQ/Putnam Growth &
Income Value Portfolio
   DEC. 31, 1998             $11.52        $0.11          $1.35        $1.46        $(0.11)        -               -
   DEC. 31, 1997             $10.00        $0.06          $1.56        $1.62        $(0.06)        -            $(0.01)

EQ/Putnam Balanced
Portfolio
   DEC. 31, 1998             $11.21        $0.25          $1.08        $1.33        $(0.23)        -            $(0.15)
   DEC. 31, 1997             $10.00        $0.14          $1.30        $1.44        $(0.13)     $(0.01)         $(0.09)

EQ/Putnam International
Equity Portfolio
   DEC. 31, 1998             $10.89        $0.05          $2.07        $2.12           -           -               -
   DEC. 31, 1997             $10.00        $0.03          $0.93        $0.96        $(0.02)        -            $(0.01)

EQ/Putnam Investors
Growth Portfolio
   DEC. 31 1998              $12.33        $0.01          $4.46        $4.47        $(0.01)        -               -
   DEC. 31, 1997             $10.00        $0.02          $2.45        $2.47        $(0.03)        -            $(0.04)

MFS Research Portfolio
   DEC. 31,  1998            $11.48        $0.04          $2.73        $2.77        $(0.04)        -               -
   DEC. 31, 1997             $10.00        $0.02          $1.58        $1.60        $(0.02)        -            $(0.01)

MFS Emerging Growth
Companies
Portfolio
   CLASS IB DEC. 31, 1998    $11.92       $(0.03)         $4.15        $4.12           -           -               -
   CLASS IB DEC. 31, 1997    $10.00        $0.02          $2.21        $2.23        $(0.02)        -            $(0.18)
   CLASS IA NOV. 24-
    DEC. 31, 1998            $14.18          -            $1.86        $1.86           -           -               -

Warburg Pincus Small
Company Value Portfolio
   CLASS IB DEC. 31, 1998    $11.85        $0.05         $(1.24)      $(1.19)       $(0.04)        -               -
   CLASS IB DEC. 31, 1997    $10.00        $0.01          $1.90        $1.91        $(0.01)        -               -
   CLASS IA NOV. 24-
    DEC. 31, 1998            $10.40        $0.03          $0.23+       $0.26        $(0.06)        -               -

                                      -102-




                                                      NET REALIZED
                                                          AND
                                                       UNREALIZED
                               NET                  GAIN (LOSS) ON                             DIVIDENDS
                              ASSET                   INVESTMENTS       TOTAL      DIVIDENDS   IN EXCESS    DISTRIBUTIONS
                              VALUE,        NET       AND FOREIGN        FROM      FROM NET     OF NET          FROM
                            BEGINNING    INVESTMENT     CURRENCY      INVESTMENT   INVESTMENT  INVESTMENT      REALIZED
                            OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME      INCOME          GAINS
                            ---------    ----------   ------------    ----------   ----------  ----------   -------------
Merrill Lynch World
Strategy
Portfolio
   DEC. 31, 1998             $10.31         $0.15       $0.55           $0.70        $(0.04)     $(0.04)           -
   DEC. 31, 1997             $10.00         $0.08       $0.39           $0.47        $(0.05)        -              -

Merrill Lynch
Basic Value Equity
Portfolio
   DEC. 31, 1998             $11.58         $0.12       $1.21           $1.33        $(0.12)        -           $(0.43)
   DEC. 31, 1997             $10.00         $0.06       $1.64           $1.70        $(0.06)        -           $(0.05)

Morgan Stanley
Emerging Markets Equity
Portfolio
   DEC. 31, 1998              $7.96         $0.03      $(2.18)         $(2.15)       $(0.02)        -              -
   DEC. 31, 1997             $10.00         $0.04      $(2.06)         $(2.02)       $(0.02)        -              -

BT Equity 500 Index
Portfolio
   DEC. 31, 1998             $10.00         $0.06       $2.45           $2.51        $(0.06)        -              -
   DEC. 31, 1997                -             -           -               -             -           -              -

BT International Equity
Index Portfolio
   CLASS IB DEC. 31, 1998    $10.00         $0.08       $1.92           $2.00        $(0.15)        -              -
   CLASS IB DEC. 31, 1997       -             -           -               -             -           -              -
   CLASS IA NOV. 24-
    DEC. 31, 1998            $11.67         $0.03       $0.31           $0.34        $(0.17)        -              -

BT Small Company Index
Portfolio
   DEC. 31, 1998             $10.00         $0.07      $(0.30)         $(0.23)       $(0.07)        -           $(0.13)
   DEC. 31, 1997                -             -           -               -             -           -              -

JPM Core Bond Portfolio
   DEC. 31, 1998             $10.00         $0.21       $0.70           $0.91        $(0.21)     $(0.01)        $(0.11)
   DEC. 31, 1997                -             -           -               -             -           -              -

Lazard Large Cap Value
Portfolio
   DEC. 31, 1998             $10.00         $0.06       $1.94           $2.00        $(0.06)        -              -
   DEC. 31, 1997                -             -           -               -             -           -              -

Lazard Small Cap Value
Portfolio
   DEC. 31, 1998             $10.00         $0.02      $(0.72)         $(0.70)       $(0.03)        -              -
   DEC. 31, 1997                -             -           -               -             -           -              -

                           DISTRIBUTIONS                                                           RATIO OF
                            IN EXCESS      TOTAL         NET ASSET                NET ASSETS,     EXPENSES TO
                               OF        DIVIDENDS        VALUE,       TOTAL        END OF        AVERAGE NET
                            REALIZED        AND           END OF      RETURN        PERIOD        ASSETS AFTER
                              GAINS     DISTRIBUTIONS     PERIOD        (B)         (000'S)      WAIVERS (A)(C)
                           -----------  -------------     ------      -------     -----------    --------------
T. Rowe Price
International Stock
Portfolio
   DEC. 31, 1998                -         $(0.09)         $11.10       13.68%      $134,653            1.20%
   DEC. 31, 1997                -            -            $9.85        (1.49)%      $69,572            1.20%

T. Rowe Price Equity
Income Portfolio
   CLASS IB DEC. 31, 1998       -         $(0.50)         $12.67        9.11%      $242,001            0.85%(1)
   CLASS IB DEC. 31, 1997       -         $(0.13)         $12.08       22.11%       $99,947            0.85%(a)
   CLASS IA NOV. 24-
    DEC. 31, 1998               -         $(0.52)         $12.67       (2.21)%(b)    $2,415            0.60%(a)(1)



EQ/Putnam Growth &
Income Value Portfolio
   DEC. 31, 1998             $(0.10)      $(0.21)         $12.77       12.75%      $460,744            0.85%
   DEC. 31, 1997             $(0.03)      $(0.10)         $11.52       16.23%      $150,260            0.85%

EQ/Putnam Balanced
Portfolio
   DEC. 31, 1998                -         $(0.38)         $12.16       11.92%       $75,977            0.90%(a)
   DEC. 31, 1997                -         $(0.23)         $11.21       14.38%       $25,854            0.90%

EQ/Putnam International
Equity Portfolio
   DEC. 31, 1998                -            -            $13.01       19.51%      $143,721            1.20%
   DEC. 31, 1997             $(0.04)      $(0.07)         $10.89        9.58%       $55,178            1.20%

EQ/Putnam Investors
Growth Portfolio
   DEC. 31, 1998                -         $(0.01)         $16.79       36.27%      $175,015            0.85%
   DEC. 31, 1997             $(0.07)      $(0.14)         $12.33       24.70%       $39,695            0.85%

MFS Research Portfolio
   DEC. 31, 1998                -         $(0.04)         $14.21       24.11%      $407,619            0.85%
   DEC. 31, 1997             $(0.09)      $(0.12)         $11.48       16.07%      $114,754            0.85%

MFS Emerging Growth
Companies
Portfolio
   CLASS IB DEC. 31, 1998       -            -            $16.04       34.57%      $461,307            0.85%(1)
   CLASS IB DEC. 31, 1997    $(0.11)      $(0.31)         $11.92       22.42%       $99,317            0.85%(a)
   CLASS IA NOV. 24-            -            -            $16.04       13.12%        $5,978            0.60%(a)(1)
    DEC. 31, 1998

Warburg Pincus Small
Company Value Portfolio
   CLASS IB DEC. 31, 1998       -         $(0.05)         $10.61        (10.02)%   $166,746            1.00%(1)
   CLASS IB DEC. 31, 1997    $(0.05)      $(0.06)         $11.85         19.15%    $120,880            1.00%(a)
   CLASS IA NOV. 24-
    DEC. 31, 1998               -         $(0.07)         $10.59          2.63%(b)     $747            0.75%(a)(1)

Merrill Lynch World
Strategy
Portfolio
   DEC. 31, 1998                -         $(0.08)         $10.93        6.81%       $30,631            1.20%
   DEC. 31, 1997             $(0.11)      $(0.16)         $10.31        4.70%       $18,210            1.20%

Merrill Lynch Basic
Value Equity Portfolio
   DEC. 31, 1998                -         $(0.55)         $12.36       11.59%      $174,104            0.85%
   DEC. 31, 1997             $(0.01)      $(0.12)         $11.58       16.99%       $49,495            0.85%

Morgan Stanley Emerging
Markets Equity Portfolio
   DEC. 31, 1998                -         $(0.02)         $5.79       (27.10)%      $41,359            1.81%
   DEC. 31, 1997                -         $(0.02)         $7.96       (20.16)%      $21,433            1.75%

BT Equity 500 Index
Portfolio
   DEC. 31, 1998                -         $(0.06)         $12.45       25.14%      $224,247            0.55%
   DEC. 31, 1997                -            -              -             -              -               -

BT International Equity
Index Portfolio
   CLASS IB DEC. 31, 1998       -         $(0.15)         $11.85       20.07%       $48,075            0.84%(1)
   CLASS IB DEC. 31, 1997       -            -              -             -              -               -
   CLASS IA NOV. 24-
    DEC. 31, 1998               -         $(0.17)         $11.84        2.94%(b)       $735            0.59%(a)(1)

BT Small Company Index
Portfolio
   DEC. 31, 1998             $(0.01)      $(0.21)         $9.56        (2.27)%      $32,609            0.60%
   DEC. 31, 1997                -            -              -             -              -


                                     -104-




                           DISTRIBUTIONS                                                           RATIO OF
                            IN EXCESS      TOTAL         NET ASSET                NET ASSETS,     EXPENSES TO
                               OF        DIVIDENDS        VALUE,       TOTAL        END OF        AVERAGE NET
                            REALIZED        AND           END OF      RETURN        PERIOD        ASSETS AFTER
                              GAINS     DISTRIBUTIONS     PERIOD        (B)         (000'S)      WAIVERS (A)(C)
                           -----------  -------------     ------      -------     -----------    --------------
JPM Core Bond Portfolio
   DEC. 31, 1998             $(0.01)      $(0.34)       $10.57          9.02%      $103,326            0.80%
   DEC. 31, 1997                -            -            -               -              -               -

Lazard Large Cap Value
Portfolio
   DEC. 31, 1998                -         $(0.06)       $11.94         20.01%       $74,588            0.90%
   DEC. 31, 1997                -            -            -               -              -               -

Lazard Small Cap Value
Portfolio
   DEC. 31, 1998                -         $(0.03)       $9.27          (7.03)%      $51,046            1.20%
   DEC. 31, 1997                -            -            -               -              -               -



                                                     RATIO OF NET        RATIO OF NET
                              RATIO OF EXPENSES   INVESTMENT INCOME   INVESTMENT INCOME
                               TO AVERAGE NET       TO AVERAGE NET      TO AVERAGE NET
                               ASSETS BEFORE         ASSETS AFTER       ASSETS BEFORE          PORTFOLIO
                               WAIVERS (A)(C)       WAIVERS(A)(C)       WAIVERS(A)(C)        TURNOVER RATE
                               --------------       -------------       -------------        -------------
T. Rowe Price
International Stock
Portfolio
   DEC. 31, 1998                    1.40%               0.67%               0.47%                 22%
   DEC. 31, 1997                    2.56%               0.45%              (0.91)%                17%

T. Rowe Price Equity
Income Portfolio
   CLASS IB DEC. 31, 1998           1.04%(1)             2.20%(1)             2.01%(1)            17%
   CLASS IB DEC. 31, 1997           1.74%(a)             2.49%(a)             1.60%(a)             9%
   CLASS IA NOV. 24-                0.79%(a)(1)          2.45%(a)(1)          2.26%(a)(1)         17%
    DEC. 31, 1998

EQ/Putnam Growth & Income
Value Portfolio
   DEC. 31, 1998                    1.04%               1.30%               1.11%                 74%
   DEC. 31, 1997                    1.75%               1.67%               0.77%                 61%

EQ/Putnam Balanced
Portfolio
   DEC. 31, 1998                    1.25%               2.88%               2.53%                135%
   DEC. 31, 1997                    2.55%               3.19%               1.54%                117%

EQ/Putnam International
Equity Portfolio
   DEC. 31, 1998                    1.46%               0.64%               0.38%                 94%
   DEC. 31, 1997                    2.53%               0.74%              (0.59)%                43%

EQ/Putnam
Investors Growth Portfolio
   DEC. 31, 1998                    1.09%               0.14%              (0.10)%                64%
   DEC. 31, 1997                    2.13%               0.58%              (0.70)%                47%

MFS Research Portfolio
   DEC. 31, 1998                    1.05%               0.44%               0.24%                 73%
   DEC. 31, 1997                    1.78%               0.65%              (0.28)%                51%

MFS Emerging Growth
Companies
Portfolio
   CLASS IB DEC. 31, 1998           1.04%(1)            (0.30)%(1)         (0.49)%(1)            79%
   CLASS 1B DEC. 31, 1997           1.82%(a)             0.61%(a)          (0.36)%(a)           116%
   CLASS IA NOV. 24-
    DEC. 31, 1998                     79%(a)(1)         (0.05)%(a)(1)      (0.24)%(a)(1)         79%

Warburg Pincus Small
Company Value Portfolio
   CLASS IB DEC. 31, 1998           1.17%(1)             0.47%(1)           0.30%(1)            111%
   CLASS IB DEC. 31, 1997           1.70%(a)             0.26%(a)          (0.44)%(a)            44%
   CLASS IA NOV. 24-
    DEC. 31, 1998                   0.92%(a)(1)          0.72(a)(1)         0.55%(a)(1)         111%

Merrill Lynch World
Strategy
Portfolio                           %
   DEC. 31, 1998                    1.61%                1.63%              1.22%                115%
   DEC. 31, 1997                    3.05%                1.89%              0.04%                 58

Merrill Lynch
Basic Value Equity
Portfolio
   DEC. 31, 1998                    1.06%                1.41%              1.20%                 83%
   DEC. 31, 1997                    1.89%                1.91%              0.87%                 25%

*Morgan Stanley Emerging
Markets Equity Portfolio
   DEC. 31, 1998                    2.63%                0.73%             (0.09)%               114%
   DEC. 31, 1997                    2.61%                1.96%              1.10%                 25%

**BT Equity 500 Index
Portfolio
   DEC. 31, 1998                    0.83%                1.22%              0.94%                  2%
   DEC. 31, 1997                      -                    -                   -                   -

**BT International Equity
Index Portfolio
   CLASS IB DEC. 31, 1998           1.49%(1)             1.11%(1)           0.46%(1)               3%
   CLASS IB DEC. 31, 1997             -                    -                   -                   -
   CLASS IA NOV. 24-
    DEC. 31, 1998                   1.24%(a)(1)          1.36%(a)(1)        0.71%(a)(1)            3%


                                     -106-


                                                     RATIO OF NET        RATIO OF NET
                              RATIO OF EXPENSES   INVESTMENT INCOME   INVESTMENT INCOME
                               TO AVERAGE NET       TO AVERAGE NET      TO AVERAGE NET
                               ASSETS BEFORE         ASSETS AFTER       ASSETS BEFORE          PORTFOLIO
                               WAIVERS (A)(C)       WAIVERS(A)(C)       WAIVERS(A)(C)        TURNOVER RATE
                               --------------       -------------       -------------        -------------
**BT Small Company Index
Portfolio
   DEC. 31, 1998                    1.81%                1.18%             (0.03)%                35%
   DEC. 31, 1997                      -                    -                   -                   -

**JPM Core Bond Portfolio
   DEC. 31, 1998                    1.03%                4.95%              4.72%                428%
   DEC. 31, 1997                      -                    -                   -                   -

**Lazard Large Cap Value
Portfolio
   DEC. 31, 1998                    1.20%                1.19%              0.89%                 37%
   DEC. 31, 1997                      -                    -                   -                   -

**Lazard Small Cap Value
Portfolio
   DEC. 31, 1998                    1.54%                0.52%              0.18%                 21%
   DEC. 31, 1997                      -                    -                   -                   -


----------


* The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997.

** Commencement of Operations for the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio was January 1, 1998. No financial highlights are presented for EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio and MFS Growth with Income Portfolio, each of which received initial capital on December 31, 1998. In addition, no financial highlights are presented for the EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, and Capital Guardian International Portfolio, each of which received initial capital on April 30, 1999.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.


(a) Annualized.


(b) Total return calculated for a period of less than one year is not annualized.

(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreement" in the Prospectus. (1) Reflects overall fund ratios for investment income and non-class specific expense.

[BACK COVER]

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents:

ANNUAL REPORTS

The Annual Report includes more information about the Trust's performance and is available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI, dated May 1, 1999, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-855-5100.


You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust.

You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 800-SEC-0330.


Investment Company Act File Number: 811-07953

                               EQ ADVISORS TRUST

                                   PROSPECTUS

                                  May 1, 1999


This Prospectus describes the twenty-five (25) Portfolios offered by EQ Advisors Trust. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


FIXED INCOME PORTFOLIOS                      BALANCED PORTFOLIOS
-----------------------                      -------------------

JPM Core Bond                                EQ/Evergreen Foundation
                                             EQ/Putnam Balanced
                                             Merrill Lynch World Strategy


DOMESTIC EQUITY PORTFOLIOS                   AGGRESSIVE EQUITY PORTFOLIOS
--------------------------                   ----------------------------


BT Equity 500 Index                          BT Small Company Index
Capital Guardian Research Portfolio          Lazard Small Cap Value
Capital Guardian U.S. Equity Portfolio       MFS Emerging Growth Companies
EQ/Alliance Premier Growth Portfolio         Warburg Pincus Small Company Value
EQ/Evergreen
EQ/Putnam Growth & Income Value
EQ/Putnam Investors Growth
Lazard Large Cap Value
Merrill Lynch Basic Value Equity
MFS Growth with Income
MFS Research
T. Rowe Price Equity Income


INTERNATIONAL PORTFOLIOS
------------------------


BT International Equity Index
Capital Guardian International Portfolio
EQ/Putnam International Equity
Morgan Stanley Emerging Markets Equity
T. Rowe Price International Stock



You should be aware that the Securities and Exchange Commission has not approved or disapproved of the investment merit of these Portfolios or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               EQ ADVISORS TRUST


This Prospectus tells you about the twenty-five (25) current Portfolios of the EQ Advisors Trust ("Trust") and the Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the Morgan Stanley Emerging Markets Equity Portfolio, the Merrill Lynch World Strategy Portfolio and the Lazard Small Cap Value Portfolio, are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

EQ Financial Consultants, Inc. ("Manager") serves as the Manager of the Trust, subject to the supervision and direction of the Board of Trustees. The Manager has overall responsibility for the general management and administration of the Trust. During 1999, the Manager plans to change its name to AXA Advisors, Inc.


Each of the Portfolios has its own investment adviser ("Adviser"). Information about the Adviser for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager may without obtaining shareholder approval: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

[2nd right hand page]


                          TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST...............5


ABOUT THE INVESTMENT PORTFOLIOS...............................11

   FIXED INCOME PORTFOLIOS....................................13
      JPM CORE BOND PORTFOLIO.................................13
   BALANCED PORTFOLIOS........................................16
      EQ/EVERGREEN FOUNDATION PORTFOLIO.......................16
      EQ/PUTNAM BALANCED PORTFOLIO............................18
      MERRILL LYNCH WORLD STRATEGY PORTFOLIO..................21
   DOMESTIC EQUITY PORTFOLIOS.................................25
      BT EQUITY 500 INDEX PORTFOLIO...........................25
      CAPITAL GUARDIAN RESEARCH PORTFOLIO.....................28
      CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO..................30
      EQ/ALLIANCE PREMIER GROWTH PORTFOLIO....................32
      EQ/EVERGREEN PORTFOLIO..................................34
      EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO...............36
      EQ/PUTNAM INVESTORS GROWTH PORTFOLIO....................39
      LAZARD LARGE CAP VALUE PORTFOLIO........................42
      MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO..............45
      MFS GROWTH WITH INCOME PORTFOLIO........................48
      MFS RESEARCH PORTFOLIO..................................50
      T. ROWE PRICE EQUITY INCOME PORTFOLIO...................53
   AGGRESSIVE EQUITY PORTFOLIOS...............................56
      BT SMALL COMPANY INDEX PORTFOLIO........................56
      LAZARD SMALL CAP VALUE PORTFOLIO........................59
      MFS EMERGING GROWTH COMPANIES PORTFOLIO.................62
      WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO............65
   INTERNATIONAL PORTFOLIOS...................................68
      BT INTERNATIONAL EQUITY INDEX PORTFOLIO.................68
      CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO................71
      EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO................75
      MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO........78
      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO.............82

MORE INFORMATION ON PRINCIPAL RISKS...........................86


MANAGEMENT OF THE TRUST.......................................92

   The Trust..................................................92
   The Manager................................................92
   Expense Limitation Agreement...............................93
   The Advisers...............................................94
   The Administrator..........................................94
   The Transfer Agent.........................................95
   Brokerage Practices........................................95
   Brokerage Transactions with Affiliates.....................95

FUND DISTRIBUTION ARRANGEMENTS................................95


                                       3


PURCHASE AND REDEMPTION.......................................95


HOW ASSETS ARE VALUED.........................................96


TAX INFORMATION...............................................96


PRIOR PERFORMANCE OF EACH ADVISER.............................97


FINANCIAL HIGHLIGHTS.........................................102

[TWO PAGE SPREAD]

                SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST


The following chart highlights the twenty-five (25) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 84.


                                EQ ADVISORS TRUST
                             FIXED INCOME PORTFOLIO


                                                                                            Part A
--------------------------------------- ----------------------------------------------------
PORTFOLIO                               INVESTMENT OBJECTIVE(S)
--------------------------------------- ----------------------------------------------------
JPM CORE BOND                           Seeks to
                                        provide a high total
                                        return consistent with
                                        moderate risk of
                                        capital and
                                        maintenance of
                                        liquidity
--------------------------------------- ----------------------------------------------------


                                EQ ADVISORS TRUST
                               BALANCED PORTFOLIOS
                                                                                            Part A
--------------------------------------- ----------------------------------------------------
PORTFOLIO                               INVESTMENT OBJECTIVE(S)
--------------------------------------- ----------------------------------------------------
EQ/EVERGREEN FOUNDATION                 Seeks to provide, in order of priority, reasonable
                                        income, conservation of capital and capital
                                        appreciation

--------------------------------------- ----------------------------------------------------
EQ/PUTNAM BALANCED                      Seeks to
                                        provide a balanced
                                        investment composed of
                                        a well-diversified
                                        portfolio of stocks
                                        and bonds that will
                                        produce both capital
                                        growth and current
                                        income

--------------------------------------- ----------------------------------------------------
MERRILL LYNCH WORLD STRATEGY            Seeks high total
                                        investment return by
                                        investing primarily in
                                        a portfolio of equity
                                        and fixed income
                                        securities, including
                                        convertible
                                        securities, of U.S.
                                        and foreign issuers
--------------------------------------- ----------------------------------------------------

                               EQ ADVISORS TRUST
                             FIXED INCOME PORTFOLIO


                                                                            Part B
-------------------------------------- -------------------------------------
PRINCIPAL INVESTMENT STRATEGIES        PRINCIPAL RISKS
-------------------------------------- -------------------------------------
Investment-grade securities rated      General investment, fixed income
BBB/Baa or better at the time of       liquidity, portfolio turnover,
purchase (including foreign issuers)   derivatives, and foreign securities
                                       risks
-------------------------------------- -------------------------------------



                       EQ ADVISORS TRUST
                      BALANCED PORTFOLIOS


                                                                            Part B
-------------------------------------- -------------------------------------
PRINCIPAL INVESTMENT STRATEGIES        PRINCIPAL RISKS
-------------------------------------- -------------------------------------
Common stocks, preferred stocks,       General investment and fixed income
securities convertible into or         risks
exchangeable for common stocks,
corporate debt obligations, U.S.
Government securities and short-term
debt instruments
-------------------------------------- -------------------------------------
Well-diversified portfolio of stocks   General investment, fixed income,
and bonds, and negotiable              derivatives, and foreign securities
instruments                            risks
-------------------------------------- -------------------------------------
Equity and fixed income securities     General investment, foreign
of U.S. and foreign companies          securities, fixed income,
                                       derivatives, non-diversification,
                                       liquidity, and portfolio turnover
                                       risks
-------------------------------------- -------------------------------------

                               EQ ADVISORS TRUST
                           DOMESTIC EQUITY PORTFOLIOS


                                                                                                   Part A
--------------------------------------------- -----------------------------------------------------
PORTFOLIO                                     INVESTMENT OBJECTIVE(S)
--------------------------------------------- -----------------------------------------------------
BT EQUITY 500 INDEX                           Seeks to replicate as closely as possible (before
                                              deduction of Portfolio expenses) the total return
                                              of the S&P 500 Index

--------------------------------------------- -----------------------------------------------------
CAPITAL GUARDIAN RESEARCH PORTFOLIO           Seeks long-term growth of capital

--------------------------------------------- -----------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO        Seeks long-term growth of capital

--------------------------------------------- -----------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO          Seeks long-term growth of capital by primarily
                                              investing in equity securities of a limited number of
                                              large, carefully selected, high quality United States
                                              companies that are judged, by the Adviser, likely to
                                              achieve superior earnings growth

--------------------------------------------- -----------------------------------------------------
EQ/EVERGREEN                                  Seeks capital appreciation

--------------------------------------------- -----------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE               Seeks capital growth. Current income is a secondary
                                              objective

--------------------------------------------- -----------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH                    Seeks long-term growth of capital and any increased
                                              income that results from this growth

--------------------------------------------- -----------------------------------------------------
LAZARD LARGE CAP VALUE                        Seeks capital appreciation by investing primarily
                                              in equity securities of companies with relatively
                                              large capitalizations (i.e., companies having
                                              market capitalizations of at least $3 billion at
                                              the time of initial purchase) that appear to the
                                              Adviser to be inexpensively priced relative to the
                                              return on total capital or equity

--------------------------------------------- -----------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY              Seeks capital appreciation
                                              and secondarily, income by
                                              investing in securities,
                                              primarily equities, that
                                              the Adviser believes are
                                              undervalued and therefore
                                              represent basic investment
                                              value

--------------------------------------------- -----------------------------------------------------
MFS GROWTH WITH INCOME                        Seeks to provide reasonable current income and
                                              long-term growth of capital and income

--------------------------------------------- -----------------------------------------------------
MFS RESEARCH                                  Seeks to provide long-term growth of capital and
                                              future income

--------------------------------------------- -----------------------------------------------------
T. ROWE PRICE EQUITY INCOME                   Seeks to provide substantial dividend income and
                                              also capital appreciation by investing primarily in
                                              dividend-paying common stocks of established
                                              companies

--------------------------------------------- -----------------------------------------------------

                                          EQ ADVISORS TRUST
                                     DOMESTIC EQUITY PORTFOLIOS

                                                                                             Part B
------------------------------------------------- -------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                   PRINCIPAL RISKS
------------------------------------------------- -------------------------------------------
Common stocks of companies in                     General investment,
the S&P 500 Index                                 index-fund, and fixed
                                                  income risks
------------------------------------------------- -------------------------------------------
Equity securities primarily of United States      General investment, growth investing,
issuers and securities whose principal            convertible securities, and foreign
markets are in the United States                  securities risks
------------------------------------------------- -------------------------------------------
Equity securities primarily of United States      General investment, growth investing,
companies with market capitalization greater      convertible securities, and foreign
than $1 billion at the time of purchase           securities risks
------------------------------------------------- -------------------------------------------
Equity securities of a limited number of large,   General investment, focused portfolio,
high-quality companies that are likely to offer   growth investing, convertible securities,
superior earnings growth                          derivatives, and foreign securities risks
------------------------------------------------- -------------------------------------------
Common stocks offering potential for capital      General investment, fixed income, small-
growth (plus common stocks offering               cap and mid-cap company, and value
potential for current income, corporate bonds,    investing risks
notes and debentures, preferred stocks and
convertible securities)
------------------------------------------------- -------------------------------------------
Common stocks (plus convertible bonds,            General investment, derivatives, foreign
convertible preferred stocks, preferred stocks    securities, value investing, and fixed
and debt securities)                              income risks
------------------------------------------------- -------------------------------------------
Common stocks and convertible securities of       General investment, growth investing,
companies whose earnings are believed likely      small-cap and mid-cap company,
to grow faster than the economy as a whole        derivatives, foreign securities, and fixed
                                                  income risks
------------------------------------------------- -------------------------------------------
Equity securities of companies with relatively    General investment, value investing,
large capitalizations that the Adviser believes   derivatives, and fixed income risks
are undervalued based on their return on
equity or capital
------------------------------------------------- -------------------------------------------
Equity securities that are undervalued            General investment, small-cap and mid-cap
                                                  company, value investing, and foreign
                                                  securities risks
------------------------------------------------- -------------------------------------------
Equity securities (common stock, preferred        General investment, small-cap and mid-cap
stock, preference stock, convertible              company, foreign securities, and growth
securities, warrants and depositary receipts)     investing risks
------------------------------------------------- -------------------------------------------
Common stock or securities convertible into       General investment, small-cap and mid-cap
common stock of companies with better than        company, foreign securities, fixed
average prospects for long-term growth            income, and growth investing risks
------------------------------------------------- -------------------------------------------
Dividend-paying common stocks of                  General investment, value investing,
established companies                             foreign securities, and fixed income risks
------------------------------------------------- -------------------------------------------

                               EQ ADVISORS TRUST
                          AGGRESSIVE EQUITY PORTFOLIOS

                                                                                   Part A
------------------------------------------ ----------------------------------------
PORTFOLIO                                  INVESTMENT OBJECTIVE(S)
------------------------------------------ ----------------------------------------
BT SMALL COMPANY INDEX                     Seeks to replicate as closely as
                                           possible (before the deduction of
                                           Portfolio expenses) the total return
                                           of the Russell 2000 Index

------------------------------------------ ----------------------------------------
LAZARD SMALL CAP VALUE                     Seeks capital appreciation by
                                           investing in equity securities of U.S.
                                           companies with small market
                                           capitalizations (i.e., companies in
                                           the range of companies represented in
                                           the Russell 2000 Index) that the
                                           Adviser considers inexpensively priced
                                           relative to the return on total
                                           capital or equity

------------------------------------------ ----------------------------------------
MFS EMERGING GROWTH COMPANIES              Seeks to provide long-term capital
                                           growth
------------------------------------------ ----------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE         Seeks long-term capital appreciation

------------------------------------------ ----------------------------------------

                                   EQ ADVISORS TRUST
                            INTERNATIONAL EQUITY PORTFOLIOS

                                                                                          Part A
----------------------------------------------- ------------------------------------------
PORTFOLIO                                       INVESTMENT OBJECTIVE(S)
----------------------------------------------- ------------------------------------------
BT INTERNATIONAL EQUITY INDEX                   Seeks to replicate as closely as possible
                                                (before deduction of Portfolio expenses)
                                                the total return of the MSCI EAFE Index

----------------------------------------------- ------------------------------------------
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO        Seeks long-term growth of capital by
                                                investing primarily in non-United States
                                                equity securities

----------------------------------------------- ------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY                  Seeks capital appreciation

----------------------------------------------- ------------------------------------------
MORGAN STANLEY EMERGING MARKETS                 Seeks long-term capital appreciation by
                                                investing primarily in equity securities
                                                of emerging country issuers

----------------------------------------------- ------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK               Seeks long-term growth of capital
                                                through investment primarily in common
                                                stocks of established non-U.S. companies

----------------------------------------------- ------------------------------------------

                               EQ ADVISORS TRUST
                          AGGRESSIVE EQUITY PORTFOLIOS

                                                                                       Part B
---------------------------------------------- ----------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                PRINCIPAL RISKS
---------------------------------------------- ----------------------------------------
Common stocks of small-cap companies in the    General investment, index-fund,
Russell 2000 Index                             small-cap and mid-cap company,
                                               derivatives, and fixed income risks
---------------------------------------------- ----------------------------------------
Equity securities of small-cap U.S.            General investment, small-cap and
companies in the range of companies included   mid-cap company, value investing
in the Russell 2000 Index that the Adviser     non-diversification, and fixed income
believes are undervalued based on their        risks
return on equity or capital
---------------------------------------------- ----------------------------------------
Equity securities of emerging growth           General investment, small-cap and
companies with the potential to become         mid-cap company, foreign securities,
major enterprises                              and growth investing risks
---------------------------------------------- ----------------------------------------
Equity securities of U.S. small cap            General investment, small-cap and
companies                                      mid-cap company, foreign securities,
                                               fixed income, and value investing risks
---------------------------------------------- ----------------------------------------


                               EQ ADVISORS TRUST
                        INTERNATIONAL/EQUITY PORTFOLIOS

                                                                                       Part B
---------------------------------------------- ----------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                PRINCIPAL RISKS
---------------------------------------------- ----------------------------------------
Equity securities of companies in the MSCI     General investment, index-fund,
EAFE Index                                     foreign securities, liquidity, and
                                               derivatives risks
---------------------------------------------- ----------------------------------------
Non-United States equity securities            General investment, foreign
primarily of companies located in Europe,      securities, growth investing,
Canada, Australia, and the Far East            convertible securities, and
                                               derivatives risks
---------------------------------------------- ----------------------------------------
Equity securities of foreign companies         General investment, foreign
                                               securities, small-cap and mid-cap
                                               company, liquidity, and derivatives
                                               risks
---------------------------------------------- ----------------------------------------
Equity securities of emerging market country   General investment, foreign
companies                                      securities, convertible securities,
                                               liquidity, derivatives, portfolio
                                               turnover, non-diversification, and
                                               fixed income risks
---------------------------------------------- ----------------------------------------
Common stocks of established foreign           General investment, foreign
companies                                      securities, liquidity, fixed income,
                                               and growth investing risks
---------------------------------------------- ----------------------------------------

ABOUT THE INVESTMENT PORTFOLIOS


This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

         ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invest may underperform returns from the various general securities markets or different asset classes.

         MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

         SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

         YEAR 2000 RISK: A Portfolio could be adversely affected if the computer systems used by the Trust, Adviser, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000 ("Year 2000 Problem"). The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by a Portfolio. This risk is greater for Portfolios that make foreign investments, particularly in emerging market countries.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


THE BENCHMARKS


Performance of each of the Trust's Portfolios, which has been in operation for more than one full year, as shown on the following pages compares each Portfolio's performance to that of a broad-based securities index. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Equitable Contract.


Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. "Blended" performance numbers (e.g., 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

THE COMPOSITE MARKET BENCHMARK is made up of 36% S&P 500, 24% MSCI EAFE Index, 21% Salomon Brothers U.S. Treasury Bond 1 year and, 14% Salomon Smith Barney World Government ex U.S., and 5% U.S. Treasury Bill.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of dividends, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and reflects reinvestment of dividends. It is compiled by the Frank Russell Company.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE PRICE RETURN INDEX ("MSCI Emerging Markets Free") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea (@ 50%), Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan (@ 50%), Thailand, Turkey, Venezuela Free. The base date for the index is December 31, 1987. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The average size of the emerging market companies within this index is US $800 million.


LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX is an unmanaged market weighted index that contains approximately 4,700 individually priced investment grade bonds.

FIXED INCOME PORTFOLIOS

JPM CORE BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

THE INVESTMENT STRATEGY


This Portfolio's total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio currently invests all of its assets in investment grade debt securities rated BBB or better by Standard & Poor's ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's") or unrated securities of similar quality.


The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser's view of the market and interest rates. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio's bond holdings.

[SIDEBAR: Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates. ]

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries.

Under normal market conditions, the Portfolio will be primarily invested in bonds. When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in money market securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions.

         INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

         INVESTMENT-GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

         MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio commenced operations on January 1, 1998.



--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     9.02%

--------------------------------------------------------------------------------

Best quarter (% and time period)               Worst quarter (% and time period)
4.72% (1998 3rd Quarter)                       0.21% (1998 4th Quarter)

------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                       ONE YEAR          SINCE INCEPTION

JPM CORE BOND PORTFOLIO                  9.02%           9.02%

SALOMON BROTHERS BROAD INVESTMENT
GRADE BOND INDEX*                        8.72%           8.72%
------------------------------------------------------------------------------
* For more information on this index, see the preceding section
  "The Benchmarks."


WHO MANAGES THE PORTFOLIO


J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan is a registered investment adviser and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company. J.P. Morgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirements plans in the nation.

The Portfolio Managers, responsible for the day to day management of the Portfolio since it commenced operations, are PAUL L. ZEMSKY, a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques, who joined J.P. Morgan in 1985; and ROBERT J. TEATOM, a Managing Director of J.P. Morgan and co-head of its U.S. Fixed Income Group, who joined J.P. Morgan in 1975.

                              BALANCED PORTFOLIOS

EQ/EVERGREEN FOUNDATION PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.


[SIDEBAR: For purposes of this Portfolio, the words "reasonable income" mean moderate income.]


THE INVESTMENT STRATEGY

The Portfolio invests primarily in a combination of common stocks, preferred stocks, securities that are convertible into or exchangeable for common stocks, investment-grade corporate debt securities, securities of or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term debt instruments, such as high quality commercial paper, and obligations of FDIC-member banks. Investments in common stocks focus on those that pay dividends and have the potential for capital appreciation. Common stocks are selected based on a combination of financial strength and estimated growth potential. Bonds are selected based on the Adviser's projections of interest rates, varying amounts and maturities in order to achieve capital protection and, when possible, capital appreciation. The asset allocation of the Portfolio will vary in accordance with changing economic and market conditions.

Under normal market conditions, at least 25% of the Portfolio's net assets will be invested in fixed income securities. In selecting debt securities, the Adviser will emphasize securities that the Adviser believes will not be subject to significant fluctuations in value. The corporate debt obligations purchased by the Portfolio will be rated A or higher by S&P and Moody's. The Fund is not managed with a targeted maturity.

When market or financial conditions warrant, the Portfolio may invest 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE

The inception date for this Portfolio is January 1, 1999. Therefore, no performance information is available.

WHO MANAGES THE PORTFOLIO


EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 2500 Westchester Avenue, Purchase, New York 10577. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

STEPHEN A. LIEBER is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Lieber has been the Chairman and Co-Chief Executive Officer of Evergreen since 1994 and has been associated with Evergreen and its predecessor (as Chairman) since 1971.

EQ/PUTNAM BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

THE INVESTMENT STRATEGY

The Portfolio may invest in almost any type of security or negotiable instrument, including common stocks, corporate bonds, cash and money market securities. Although the proportion invested in each type of security is not fixed, generally, no more than 75% of the Portfolio's assets will be invested in common stocks, securities that are convertible into common stocks and other equity securities.

The Portfolio uses a value-oriented approach by investing in stocks the Adviser believes are currently selling below their true worth.

[SIDEBAR: Value-investing attempts to identify strong companies selling at a discount from their perceived true worth. The Adviser selects stocks for the Portfolio at prices at which in its view are temporarily low relative to the company's earnings, assets, cash flow and dividends.]

The Portfolio may also invest in debt securities, issued by the U.S. Government or by private companies. Most of the Portfolio's debt securities will be investment-grade (rated at least BBB) and are generally intermediate- to long-term (with maturities of more than three (3) years). The Portfolio may also invest in lower-rated debt securities (called "junk bonds").

The Portfolio may also invest up to 20% of its total assets in foreign securities and may purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     11.92%

------------------------------------------------------------------------------

Best quarter (% and time period)              Worst quarter (% and time period)

9.33% (1998 4th Quarter)                      (5.24)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR             SINCE INCEPTION

EQ/PUTNAM BALANCED PORTFOLIO             11.92%              15.93%

60% S&P 500/40% LEHMAN                   21.35%              23.48
GOV'T/CORP. INDEX*
-------------------------------------------------------------------------------
* For more information on this index, see the preceding section
  "The Benchmarks."


WHO MANAGES THE PORTFOLIO


PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since it commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.


The Portfolio Managers, responsible for the day-to-day management of the Portfolio, are: DAVID L. WALDMAN, Managing Director, who has been employed by Putnam Management as an investment professional* since 1997 and prior to 1997, Mr. Waldman was a senior Portfolio Manager at Lazard Freres since 1995, and prior to 1995, he was a Vice President at Goldman Sachs; EDWARD P. BOUSA, Senior Vice President, who has been employed by Putnam Management as an investment professional* since October, 1992; JAMES M. PRUSKO, Vice President, who has been employed by Putnam Management as an investment professional* since 1992; and KRISHNA K. MEMANI, MANAGING DIRECTOR, Senior Vice President, who has been employed by Putnam Management as an investment professional* since 1993. (*Investment professional means that the manager was either a portfolio manager or analyst.)

MERRILL LYNCH WORLD STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: Seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.

[SIDEBAR: For purposes of this Portfolio, "total investment return" consists of interest, dividends discount accruals, and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations.]

THE INVESTMENT STRATEGY
The Portfolio is a non-diversified Portfolio that invests in both equity securities and fixed-income securities. The Portfolio may invest entirely in equity securities, entirely in fixed-income securities, or partly in equity securities and partly in fixed-income securities.

[SIDEBAR: A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.]

The Portfolio will normally invest a significant portion of its assets in equity securities of companies throughout the world. The equity securities in which the Portfolio invests will primarily be common stocks of large companies.

There are no limits on the Portfolio's ability to invest in any country or geographic region. The Portfolio can invest primarily in U.S. securities, primarily in foreign securities, or partly in both. It normally invests in at least three countries at any given time. The Portfolio may invest in companies in emerging markets, but the Adviser anticipates that a substantially greater portion of the Portfolio's equity investments will be in companies in developed countries. At the present time, the Portfolio focuses on investments in Canada, Western Europe, the Far East, and Latin America, as well as in the United States.

The Adviser will select the percentage of the Portfolio's assets that will be invested in equity securities and fixed-income securities, as well as the geographic allocation of the Portfolio's investments, based on its view of general economic and financial trends in various countries and industries, such as inflation, commodity prices, the direction of interest and currency movements, estimates of growth in industry output and profits, and government fiscal policies. For example, if the Adviser believes that falling commodity prices and decreasing estimates of industrial output globally signal low growth and limited returns from equity securities, the Portfolio may emphasize fixed-income investments. Similarly, if the Adviser believes that low inflation, new technologies and improvements in economic productivity in a country or region signal a promising environment for equity securities in that country or region the Portfolio may emphasize equity investments in that country or region.

The Portfolio may invest in fixed-income securities of any maturity, including United States and foreign government securities and corporate debt securities. The Portfolio will only invest in debt securities that are rated investment grade by S&P or Moody's or unrated securities that are of comparable quality.

The Portfolio may also invest in securities denominated in currencies other than the U.S. dollar. The Portfolio may also engage in currency transactions to hedge against the risk of loss from changes in currency exchange rates. In addition, the Portfolio may also employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Adviser sees an appropriate opportunity.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in United States Government or Government agency securities, money market securities, other fixed income securities, or cash for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

          EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

          REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     6.81%

-------------------------------------------------------------------------------

Best quarter (% and time period)              Worst quarter (% and time period)
10.56% (1998 4th Quarter)                     (11.15)% (1998 3rd Quarter)


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR                SINCE INCEPTION

MERRILL LYNCH WORLD STRATEGY PORTFOLIO    6.81%                   6.91%

COMPOSITE MARKET BENCHMARK INDEX*       (25.34)%                (28.92)%

-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO


MERRILL LYNCH ASSET MANAGEMENT, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08543. MLAM has been the Adviser to the Portfolio since it commenced operations. MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions.

THOMAS R. ROBINSON is the Portfolio Manager primarily responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Robinson has served as a First Vice President of MLAM since 1997 and as a Senior Portfolio Manager of MLAM since 1995. Prior to 1995, Mr. Robinson served as Manager of International Strategy for Merrill Lynch & Co. Global Securities Research and Economics Group.

                           DOMESTIC EQUITY PORTFOLIOS



BT EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the S&P 500.

THE INVESTMENT STRATEGY

The Portfolio invests in equity securities of companies included in the S&P
500. The Adviser seeks to match the risk and return characteristics of the S&P 500 by investing in a statistically selected sample of the securities found in the S&P 500, using a process known as "optimization". This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the S&P 500. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the S&P 500 as a whole.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Portfolio will not purchase the stock of Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses.


[SIDEBAR: For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.]


Over time, the correlation between the performance of the Portfolio and the S&P is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the S&P 500 may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks securities to track the S&P 500, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio may also invest up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the S&P 500 while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a future contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     25.14%

--------------------------------------------------------------------------------

Best quarter (% and time period)               Worst quarter (% and time period)
21.26% (1998 4th Quarter)                      (10.03)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR                 SINCE INCEPTION

BT EQUITY 500 INDEX PORTFOLIO            25.14%                  25.14%

S&P 500 INDEX*                           28.58%                  28.58%

--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services, including investment management to the international and domestic institutional markets. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.

CAPITAL GUARDIAN RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalization greater than $1 billion at the time of purchase.

The Portfolio may invest up to 10% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

--------------------------------------------------------------------------------
The inception date for this Portfolio is May 1, 1999. Therefore, no prior performance information is available.
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential of capital appreciation.

The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

--------------------------------------------------------------------------------
The inception date for this Portfolio is May 1, 1999. Therefore, no prior performance information is available.
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

--------------------------------------------------------------------------------
The inception date for this Portfolio is May 1, 1999. Therefore, no prior performance information is available.
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978. Prior to 1978, Mr. Harrison was co-founder, President, and Chief Executive Officer of IDS Advisory Corporation, the pension fund investment management subsidiary of Investors Diversified Services, Inc.

EQ/EVERGREEN PORTFOLIO

INVESTMENT OBJECTIVE:  Seeks capital appreciation.

THE INVESTMENT STRATEGY


The Evergreen Portfolio invests primarily in common stocks and convertible securities of companies that are relatively small or little-known or represent special situations which the Adviser believes offer potential for capital appreciation. In addition, the Portfolio may invest in relatively well-known, large company securities that have the potential for capital appreciation. Securities are selected based on a combination of comparative undervaluation relative to growth potential and/or merger/acquisition price.


[SIDEBAR: For purposes of this Portfolio, a "little-known" company is one whose business is limited to a regional market or whose securities are mainly privately held. A " relatively small" company is one that has a small share of the market for its products or services in comparison with other companies in its field or that provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services.

The Portfolio also may invest to a lesser extent in non-convertible debt securities and preferred stocks that offer an opportunity for capital appreciation.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.



PORTFOLIO PERFORMANCE

--------------------------------------------------------------------------------
The inception date for this Portfolio is January 1, 1999. Therefore, no prior performance information is available.
--------------------------------------------------------------------------------


WHO MANAGES THE PORTFOLIO


EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 2500 Westchester Avenue, Purchase, New York 10577. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

The Portfolio Managers, responsible for the day-to-day management of the Portfolio since its inception, are STEPHEN A. LIEBER, who has been Chairman and Co-Chief Executive Officer of Evergreen since 1994 and has been associated with Evergreen and its predecessor (as Chairman) since 1971; and NOLA MADDOX FALCONE, C.F.A., who has been President and Co-Chief Executive Officer of Evergreen since 1994. Ms. Falcone has been associated with Evergreen and its predecessor (as portfolio manager) since 1974.

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

The Portfolio may also invest in corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government securities.

It may also invest a portion of its assets in debt securities rated below investment grade ( commonly referred to as "junk bonds"), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities. The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve a Portfolio's investment objectives. For example, the portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in debt securities, preferred stocks or other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     12.75%

--------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
16.49% (1998 4th Quarter)                      (10.58)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR              SINCE INCEPTION

EQ/PUTNAM GROWTH & INCOME VALUE          12.75%               17.56%
PORTFOLIO

S&P 500 INDEX*                           28.58%               31.63%

--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.


ANTHONY I. KREISEL is the Portfolio Manager responsible for the day to day management of the Portfolio since it commenced operations. Mr. Kreisel has been employed by Putnam Management as either a portfolio manager or analyst since 1986.

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of companies with market capitalizations of $2 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. The Portfolio may purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

The Portfolio may also engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps and may also invest in convertible securities, preferred stocks and debt securities.

When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     36.27%

--------------------------------------------------------------------------------

Best quarter (% and time period)              Worst quarter (% and time period)
25.29% (1998 4th Quarter)                     (11.25)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR              SINCE INCEPTION

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO     36.27%               37.34%

S&P 500 INDEX*                           28.58%               31.63%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section
  "The Benchmarks."


WHO MANAGES THE PORTFOLIO


PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.


The Portfolio Managers, responsible for the day to day management of the Portfolio since its inception, are: C. BETH COTNER, who has been employed by Putnam Management as an investment professional* since 1995, and prior to 1995, was a Portfolio Manager and Executive Vice President of Kemper Financial Services; RICHARD B. ENGLAND, who has been employed by Putnam Management as an investment professional* since 1992; and MANUAL WEISS HERRERRO, who has been employed by Putnam Management as investment professional* since 1987. (*Investment professional means that the manager was either a portfolio manager or analyst.)

LAZARD LARGE CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.


THE INVESTMENT STRATEGY


The Portfolio normally invests at least 80% of its total assets primarily in equity securities of large capitalization companies. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.


The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

         o low price to earnings ratios
         o high yield
         o unrecognized assets
         o the possibility of management change


         o the prospect of improved profitability.


The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.


The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.


The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's average annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.


-------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     20.01%

-------------------------------------------------------------------------------

Best quarter (% and time period)              Worst quarter (% and time period)
23.34% (1998 4th Quarter)                     (13.43)% (1998 3rd Quarter)


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                       ONE YEAR               SINCE INCEPTION

LAZARD LARGE CAP VALUE PORTFOLIO       20.01%                 20.01%

S&P 500 INDEX*                         28.58%                 28.58%

-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO


LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services, including investment management.

The Portfolio Managers, responsible for the day to day management since the inception of the Portfolio are HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982; and MICHAEL S. ROME, a Managing Director of LAM and a U.S./Global Equity Portfolio Manager since 1991.

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value.

THE INVESTMENT STRATEGY

The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:


o    stocks are out of favor
o    company earnings are depressed
o    price/earnings ratios are relatively low
o    investment expectations are limited
o    there is no general interest in a security or industry.


On the other hand, the Adviser believes that negative developments are more likely to occur when:


o    investment expectations are high
o    stock prices are advancing or have advanced rapidly
o    price/earnings ratios have been inflated
o    an industry or security continues to become popular among investors.


In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio invests primarily in common stocks of U.S. companies, but may buy equity securities other than common stock and may also invest up to 10% of its total assets in securities issued by foreign companies. The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio's management sees an appropriate opportunity.

When market or financial conditions warrant, the Portfolio may invest in U.S. Government and agency securities, money market securities and other fixed-income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     11.59%

--------------------------------------------------------------------------------

Best quarter (% and time period)               Worst quarter (% and time period)
11.20% (1997 3rd Quarter)                      (10.91)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR              SINCE INCEPTION

MERRILL LYNCH BASIC VALUE EQUITY
PORTFOLIO                                11.59%                17.29%

S&P 500 INDEX*                           28.58%                31.63%

--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


MERRILL LYNCH ASSET MANAGEMENT, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. MLAM has been the Adviser to the Portfolio since it commenced operations. MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions.

KEVIN RENDINO, a First Vice President of MLAM since 1997, has been the Portfolio Manager responsible for the day to day management of the Portfolio since it commenced operations. Mr. Rendino was a Vice President of MLAM from 1993 to 1997.

MFS GROWTH WITH INCOME PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to provide reasonable current income and long-term growth of capital and income.

[SIDEBAR: For purposes of this Portfolio, the words "reasonable current income" mean moderate income.]

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by the Adviser's large group of equity research analysts.

The Portfolio may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE

--------------------------------------------------------------------------------

The inception date for this Portfolio is January 1, 1999. Therefore, no prior performance information is available.

--------------------------------------------------------------------------------


WHO MANAGES THE PORTFOLIO


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN D. LAUPHEIMER, JR., Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1986; and MITCHELL D. DYNAN, a Vice President of MFS, who has been employed as a portfolio manager by MFS since 1981.

MFS RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:


     o    favorable prospects for long-term growth,
     o attractive valuations based on current and expected earnings or cash flow,
     o    dominant or growing market share, and
     o    superior management.


The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The Portfolio may invest in foreign equity securities, and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may invest up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     24.11%

--------------------------------------------------------------------------------
Best quarter (% and time period)             Worst quarter (% and time period)
21.36% (1998 4th Quarter)                    (17.35)% (1997 4th Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR               SINCE INCEPTION

MFS RESEARCH PORTFOLIO                   24.11%                24.41%

S&P 500 INDEX*                           28.58%                31.63%

--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."



WHO MANAGES THE PORTFOLIO


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

T. ROWE PRICE EQUITY INCOME PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in dividend-paying common stocks of established companies that have favorable prospects for increasing dividend income and capital appreciation. The Portfolio's yield as a result of that dividend income is expected to be significantly above the average yield of the companies of the S&P 500.

The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return; (2) dividends are a more stable and predictable source of return; and
(3) prices of stocks that pay a high current income level tend to be less volatile than those paying below average dividends.

The Adviser uses a "value" approach in choosing securities. It looks for common stocks of companies that have:

     o    established operating histories;

     o    above-average dividend yields relative to the S&P 500;

     o    low price to earnings ratios relative to the S&P 500;

     o    sound balance sheets; and

     o low stock price relative to the company's asset value, earnings and cash flow.

[SIDEBAR: Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.]

The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     9.11%

--------------------------------------------------------------------------------

Best quarter (% and time period)              Worst quarter (% and time period)
11.16% (1998 4th Quarter)                     (7.66)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR             SINCE INCEPTION
T. ROWE PRICE EQUITY INCOME
PORTFOLIO                                 9.11%              18.73%

S&P 500 INDEX*                           28.58%              31.63%

-------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.

Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

                          AGGRESSIVE EQUITY PORTFOLIOS


BT SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.

[SIDEBAR: For more information on The Russell 2000, see the preceding section "The Benchmarks." The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.]

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a future contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998


                                    (2.27)%

--------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
16.21% (1998 4th Quarter)                      (19.52) (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                         ONE YEAR              SINCE INCEPTION

BT SMALL COMPANY INDEX PORTFOLIO         (2.27)%               (2.27)%

RUSSELL 2000 Index*                      (2.54)%               (2.54)%

--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.

LAZARD SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

[SIDEBAR: For more information on The Russell 2000, see the preceding section "The Benchmarks"]

[SIDEBAR: A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.]

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
(i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and (vii) have a relatively short corporate history with the expectation that the business may grow.


Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment-grade debt securities.


When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less-well known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998


                                    (7.03)%

--------------------------------------------------------------------------------


Best quarter (% and time period)              Worst quarter (% and time period)
15.78% (1998 4th Quarter)                     (20.10)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                         ONE YEAR           SINCE INCEPTION

LAZARD SMALL CAP VALUE PORTFOLIO         (7.03)%            (7.03)%

RUSSELL 2000 INDEX*                      (2.54)%            (2.54)%

--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

The Portfolio Managers, responsible for the day to day management since the inception of the Portfolio, are: EILEEN D. ALEXANDERSON, a Managing Director of LAM who has been with LAM since 1979 and HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982.

MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises, or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis performed by the Adviser.

In addition, up to 15% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     34.57%

--------------------------------------------------------------------------------

Best quarter (% and time period)             Worst quarter (% and time period)
26.70% (1998 4th Quarter)                    (12.69)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                         ONE YEAR             SINCE INCEPTION
MFS EMERGING GROWTH
COMPANIES PORTFOLIO                      34.57%                34.81%

RUSSELL 2000 INDEX*                      (2.54)%              (14.53)%

--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN W. BALLEN, President of MFS, who has been employed by MFS as a portfolio manager of the Portfolio since 1984; TONI Y. SHIMURA, a Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995; and STEPHEN PESEK, a Vice President of MFS, who has been employed as a portfolio manager by MFS since 1994. Prior to 1994, Mr. Pesek worked at Fidelity Investments as a research analyst.

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of U.S. small-cap companies with above-average growth potential that the Adviser believes to be undervalued. Typically, such investments may include common stocks, preferred stocks, convertible securities, warrants and rights of small-cap companies. Once 65% of the Portfolio's assets are invested in small-cap companies, the Portfolio may also invest in companies with a market capitalization of any size.

[SIDE BAR: For purposes of this Portfolio, small-cap companies are companies having market capitalizations within the range of capitalizations of companies represented in the Russell 2000 Index.]

In determining whether a company's stock is undervalued, the Adviser considers all relevant factors which may include a company's:


o    price/earnings ratio,
o    price to book value ratio,
o    price to cash flow ratio, and
o    debt to capital ratio.


The Portfolio will invest primarily (at least 65% of its net assets) in the securities of U.S. companies traded in the U.S. securities markets. The Portfolio may invest to a lesser extent in foreign securities, investment grade debt securities and high quality domestic and foreign short-term (one year or less) and medium-term money-market securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in investment grade debt obligations and in domestic and foreign obligations, including repurchase agreements for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998


                                    (10.02)%

--------------------------------------------------------------------------------


Best quarter (% and time period)             Worst quarter (% and time period)
15.49% (1997 3rd Quarter)                    (20.25)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                         ONE YEAR               SINCE INCEPTION

WARBURG PINCUS SMALL COMPANY VALUE
PORTFOLIO                               (10.02)%                 4.25%

RUSSELL 2000 INDEX*                      (2.54)%                14.53%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

WARBURG PINCUS ASSET MANAGEMENT, INC. ("WPAM"), 466 Lexington Avenue, New York, New York 10017-3147. WPAM has been the Adviser to the Portfolio since it commenced operations. WPAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. WPAM is indirectly controlled by Warburg, Pincus & Co., a New York partnership which has no business other than being a holding company of WPAM and its affiliates. During 1999, WPAM and Credit Suisse Group expect to finalize Credit Suisse Group's acquisition of WPAM. WPAM will be combined with and into Credit Suisse Group's global asset management subsidiary, Credit Suisse Asset Management, LLC.

KYLE F. FREY is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since the Portfolio commenced operations. Mr. Frey is a managing director of WPAM and has been with WPAM since 1989.

                            INTERNATIONAL PORTFOLIOS


BT INTERNATIONAL EQUITY INDEX PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.

[SIDEBAR: For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.]

Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a future contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

         EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

         EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

         REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

The bar chart and table below illustrate the Portfolio's average annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.

--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     20.07%

--------------------------------------------------------------------------------

Best quarter (% and time period)             Worst quarter (% and time period)
20.43% (1998 4th Quarter)                    (13.90)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR              SINCE INCEPTION
BT INTERNATIONAL EQUITY INDEX
PORTFOLIO                                20.07%               20.07%
MSCI EAFE INDEX*                         20.00%               20.00%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets, including investment management. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.

CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its total assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

The Portfolio primarily invests in common stocks (or securities convertible into common stocks), warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

         EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

         EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

         REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

--------------------------------------------------------------------------------
The inception date for this Portfolio is May 1, 1999. Therefore, no prior performance information is available.
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.

JOHN MCILWRAITH. John McIlwraith is a Senior Vice President-International and a director of Capital Guardian, a Director and a Senior Vice President of Capital International Limited, and an international equity portfolio manager. He joined the Capital Guardian organization in 1984.

ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc., Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined Capital Guardian in 1981.

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:  Seeks capital appreciation.

THE INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities of companies in a number of different countries. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, a majority of the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be an issuer of securities located in a country other than the U.S.:

o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S., or
o companies that earn 50% or more of their total revenues from business outside the U.S.


The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size whose earnings the Adviser believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued.

The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments.

When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

         EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

         EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

         REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     19.51%

--------------------------------------------------------------------------------

Best quarter (% and time period)             Worst quarter (% and time period)
22.16% (1998 4th Quarter)                    (18.48)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                         ONE YEAR         SINCE INCEPTION

EQ/PUTNAM INTERNATIONAL EQUITY           19.51%           17.52%
PORTFOLIO

S&P 500 INDEX*                           20.00%           13.43%

--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO


PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc.


The Portfolio Managers, responsible for the day to day management of the Portfolio since the inception of the Portfolio, are JUSTIN SCOTT, a Managing Director, who has been with Putnam Management as an investment professional* since 1988 and OMID KAMSHAD, a Managing Director, who has been employed as an investment professional* by Putnam Management since 1996. Prior to January 1996, he was a Director of Investments at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was Director at Baring Asset Management Company. (*Investment professional means that the manager was either a portfolio manager or analyst.)

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of companies located in emerging markets countries. Such equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies in emerging market countries that it believes have strong developing economies and increasingly sophisticated markets. The Portfolio generally invests only in emerging markets countries whose currencies are freely convertible into United States dollars.

[SIDEBAR: A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.]

[SIDEBAR: For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

o    its principal securities trading market is in an emerging market country;

o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in emerging market countries; and

o it is organized under the laws of or has a principal office in an emerging market country]

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.

[SIDEBAR: In a "top-down" approach, country allocations are made based on forecasts of stock market trends. In a "bottom-up" approach, securities are reviewed and chosen individually.]

The Portfolio may invest to a lesser extent in corporate or government-issued or guaranteed debt securities of emerging markets countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity or debt securities (including "junk bonds") of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.


When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

         EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

         EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

         REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junks bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is August 20, 1997.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                    (27.10)%

--------------------------------------------------------------------------------

Best quarter (% and time period)              Worst quarter (% and time period)
14.56% (1998 4th Quarter)                     (22.14)% (1998 2nd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                         ONE YEAR              SINCE INCEPTION

MORGAN STANLEY EMERGING
MARKETS EQUITY PORTFOLIO                 (27.10)%              (32.69)%

MSCI EMERGING MARKETS
FREE*                                    (25.34)%              (28.92)%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO


MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), 1221 Avenue of the Americas, New York, NY 10020. MSAM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

The Portfolio Managers, responsible for the day to day management of the Portfolio since the Portfolio commenced operations, are: ROBERT MEYER, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated, who is head of MSAM's Emerging Markets Equity Group and who joined MSAM in 1989; and ANDY SKOV, a Principal of MSAM and Morgan Stanley & Co. Incorporated who joined MSAM in 1994.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital through investment primarily in common stocks of established non-United States companies.

THE INVESTMENT STRATEGY

The Portfolio invests substantially all of its assets in common stocks of established companies outside of the United States. The Portfolio intends to diversify broadly among countries throughout the world by having securities from at least five different countries represented in the Portfolio. No more than 20% of its assets will be invested in securities of any one country, except that up to 35% can be invested in stocks of companies in Australia, Canada, France, Japan, United Kingdom or Germany. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily considers the following factors:


     o    prospects for relative economic growth between foreign countries,
     o    expected levels of inflation,
     o    government policies influencing business conditions,
     o    the outlook for currency relationships, and
     o the range of individual investment opportunities available to international investors.


The Portfolio expects to invest substantially all of its assets in common stocks. However, the Portfolio may also invest in a variety of other equity securities such as preferred stocks, warrants and convertible securities as well as governmental debt securities and investment grade debt securities. The Portfolio may also invest in certain foreign investment funds, hybrid instruments and derivative instruments in keeping with the Portfolio objective.

In analyzing companies for investment, the Adviser uses a "bottom-up" approach and looks for companies that have:


     o prospects for achieving and sustaining above-average, long -term earnings growth per share,
     o    a high return on invested capital,
     o    healthy balance sheet,
     o sound financial and accounting policies and overall financial strength,
     o    strong competitive advantages,
     o    effective research, product development and marketing,
     o    pricing flexibility,
     o    strong management, and
     o    record of paying dividends.


This means that the securities are selected based upon fundamental analysis performed by the Adviser, and are not selected based upon the type of industries to which they belong.


When market or financial conditions warrant, the Portfolio may invest without limitation in high quality U.S. Government and corporate debt obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

         EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

         EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

         REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                     13.68%


--------------------------------------------------------------------------------

Best quarter (% and time period)             Worst quarter (% and time period)
16.86% (1998 4th Quarter)                    (13.63)% (1998 3rd Quarter)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR            SINCE INCEPTION

T. ROWE PRICE INTERNATIONAL STOCK
PORTFOLIO                                13.68%              7.01%

MSCI EAFE INDEX*                         20.00%             13.43%

--------------------------------------------------------------------------------


* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO


ROWE PRICE-FLEMING INTERNATIONAL, INC. ("Price-Fleming"), 100 East Pratt Street, Baltimore, MD 21202. Price-Fleming has been the Adviser to the Portfolio since it commenced its operations. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization that participates in a global network of regional investment offices. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% owned by a subsidiary of Flemings and 25% owned by Jardine Fleming Group Limited ("Jardine Fleming").

Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee Group. The Investment Advisory Group has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

                      MORE INFORMATION ON PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you - and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS:  Each Portfolio is subject to the following risks:

         ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

         MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

         SECURITY SELECTION RISK: The Advisers for each Portfolio rely on the insights of different specialists in making investment decisions based on each Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

         YEAR 2000 RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Trust and its Portfolios could be adversely affected if the computer systems used by the Advisers, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." Virtually all operations of the Trust and its Portfolios are computer reliant. The Manager, Advisers, administrator, transfer agent, distributors and custodian have informed the Trust that they are actively taking steps to address the Year 2000 Problem with regard to their respective computer systems and the interfaces between their respective computer systems. The Trust is also taking measures to obtain assurances from necessary persons that comparable steps are being taken by the key service providers to the Trust's Advisers, administrator, transfer agent, distributors, and custodian. There can be no assurance that the Trust and the Portfolios' key service providers will be Year 2000 compliant. If not adequately addressed, the Year 2000 Problem could result in the inability of the Trust to perform its mission critical functions, including trading and settling trades of Portfolio securities, pricing of portfolio securities and processing shareholder transactions, and the net asset value of its Portfolios' shares may be materially affected.

         In addition, because the Year 2000 Problem affects virtually all issuers, the companies or entities in which the Portfolios may invest also could be adversely impacted by the Year 2000 Problem. For example, issuers may incur substantial costs to address the Year 2000 problem. The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by the Portfolios. The Advisers have assured the Trust that they consider such issues in making investment decisions for the Portfolios. Furthermore, certain of the Portfolios make international investments thereby exposing these Portfolios to operations, custody and settlement processes outside the United States. In many countries outside the United States the Year 2000 Problem has not been adequately addressed and concerns have been raised that capital flight, among other issues, may be triggered by full disclosure of the Year 2000 Problem on countries outside the United States. Additional information on the impact of the Year 2000 Problem on emerging market countries is provided in this section, under "FOREIGN SECURITIES RISKS--EMERGING MARKET RISK."

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

         CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Portfolio. Credit risk is particularly significant for the Portfolios that invest a portion of their assets in "JUNK BONDS" or lower-rated securities.

         INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on

         Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

         MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

         INVESTMENT-GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

         JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed-income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

FOREIGN SECURITIES RISKS: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

         CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

         EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

         The YEAR 2000 PROBLEM may also be especially acute in emerging market countries. Many emerging market countries are currently lagging behind more developed countries in their Year 2000 preparedness because they lack the financial resources to undertake the necessary remedial actions. A lack of Year 2000 preparedness may adversely affect the health, security and economic well-being of emerging market countries and could, obviously, adversely affect the value of a Portfolio's investments in emerging market countries. More information on the Year 2000 Problem is provided in this section, under "GENERAL INVESTMENT RISKS--YEAR 2000 RISK."

         EURO RISK: Certain of the Portfolios invests in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

         The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Portfolios are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan on the Portfolios. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect a Portfolio if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the Portfolios.

         POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

         REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

         TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the Portfolios utilize a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

NON-DIVERSIFICATION RISK: The Lazard Small Cap Value, Morgan Stanley Emerging Markets Equity and Merrill Lynch World Strategy Portfolios are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, each Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. Each non-diversified Portfolio intends to qualify as a RIC.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than are those of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

                            MANAGEMENT OF THE TRUST

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among twenty-one Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

EQ Financial Consultants, Inc., 1290 Avenue of the Americas, New York, New York 10104, serves as the Manager of the Trust, subject to the supervision and direction of the Board of Trustees. The Manager has overall responsibility for the general management and administration of the Trust.

In the exercise of that responsibility, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select the Advisers for the Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian and administrator.


The Manager is an investment adviser registered under the 1940 Act and a broker-dealer registered under the Securities Exchange Act of 1934, as amended. EQ Financial Consultants, Inc. is a wholly-owned subsidiary of Equitable. During 1999, the Manager plans to change its name to AXA Advisors, Inc.

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 1998 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 1998 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust.


       MANAGEMENT FEES PAID BY THE PORTFOLIOS TO EQ FINANCIAL CONSULTANTS


----------------------------------------------------------------------------------------------------------------
PORTFOLIOS                                            ANNUAL RATE RECEIVED            RATE OF FEES WAIVED
----------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                                   0.36%                          0.19%
----------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                               0.36%                          0.19%
----------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                                    0.31%                          0.24%
----------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                            0.20%                          0.35%
----------------------------------------------------------------------------------------------------------------
MFS Research                                                  0.35%                          0.20%
----------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                                 0.36%                          0.19%
----------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                              0.34%                          0.21%
----------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                                        0.21%                          0.34%
----------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                             0.54%                          0.21%
----------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                                0.44%                          0.26%
----------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                                  0.26%                          0.44%
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                        0.33%                          0.82%
----------------------------------------------------------------------------------------------------------------



                                      92

----------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                            0.47%                          0.18%
----------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                                        0.62%                          0.18%
----------------------------------------------------------------------------------------------------------------
JPM Core Bond                                                 0.05%                          0.40%
----------------------------------------------------------------------------------------------------------------
BT Small Company Index                                        0.00%                          0.25%
----------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                           0.00%                          0.25%
----------------------------------------------------------------------------------------------------------------
BT International Equity Index                                 0.00%                          0.35%
----------------------------------------------------------------------------------------------------------------



The seven (7) Portfolios listed in the table below did not commence operations during 1998. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager is entitled to receive in 1999 for managing each of these Portfolios.



                         ANNUAL RATE OF MANAGEMENT FEES

        ---------------------------------------------------------------------
        PORTFOLIOS                                         ANNUAL RATE
        ---------------------------------------------------------------------
        Capital Guardian International Portfolio              0.75%
        ---------------------------------------------------------------------
        Capital Guardian Research Portfolio                   0.65%
        ---------------------------------------------------------------------
        Capital Guardian U.S. Equity Portfolio                0.65%
        ---------------------------------------------------------------------
        EQ/Alliance Premier Growth Portfolio                  0.90%
        ---------------------------------------------------------------------
        EQ/Evergreen                                          0.75%
        ---------------------------------------------------------------------
        EQ/Evergreen Foundation                               0.63%
        ---------------------------------------------------------------------
        MFS Growth with Income                                0.55%
        ---------------------------------------------------------------------

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of each Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to each Portfolio ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following fees:

                       MANAGEMENT EXPENSE LIMITATION FEES


--------------------------------------------------------------------------------------------------------------------
PORTFOLIOS                                                                         AMOUNT EXPENSES LIMITED TO
                                                                                    (% of daily net assets)
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                                                                  0.60%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                                                              0.60%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                                                                   0.60%
--------------------------------------------------------------------------------------------------------------------
MFS Research                                                                                 0.60%
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                                                                0.60%
--------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                                                                       0.60%
--------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                                                             0.60%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                                                           0.65%
--------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                                                                       0.65%
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                                                           0.75%
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                                                            0.95%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                                                               0.95%
--------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                                                                 0.95%
--------------------------------------------------------------------------------------------------------------------



                                      93

--------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                                                                       0.95%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity Portfolio                                             1.50%
--------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                                                                0.55%
--------------------------------------------------------------------------------------------------------------------
BT International Equity Index                                                                0.55%
--------------------------------------------------------------------------------------------------------------------
BT Small Company Index                                                                       0.35%
--------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                                                          0.30%
--------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                                                                      0.70%
--------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Portfolio                                                                       0.80%
--------------------------------------------------------------------------------------------------------------------
Capital Guardian International Portfolio                                                     0.95%
--------------------------------------------------------------------------------------------------------------------
Capital Guardian Research Portfolio                                                          0.70%
--------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity Portfolio                                                       0.70%
--------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth Portfolio                                                         0.90%
--------------------------------------------------------------------------------------------------------------------


Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

THE ADVISERS


Each Portfolio has an Adviser that furnishes an investment program for the Portfolio pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.


The Manager has received an exemptive order from the SEC that permits the Manager, subject to certain conditions, including board approval, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser;
(b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.


The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


THE ADMINISTRATOR

Pursuant to an agreement, Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of
 .0525% of 1% of the Portfolio's total assets plus $25,000.

THE TRANSFER AGENT


Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of the Adviser to another Portfolio for which such Adviser does not provide investment advice. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

FUND DISTRIBUTION ARRANGEMENTS

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc., the Trust's Manager, serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

PURCHASE AND REDEMPTION

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange is closed for trading.

Foreign securities (other than ADRs) are valued at the close of business in the applicable foreign country. Consequently, Portfolios that invest a significant portion of their assets in foreign securities, may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio.


All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

HOW ASSETS ARE VALUED

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.


o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates.


o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

TAX INFORMATION

Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in figuring out whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. The Administrator and the Manager therefore carefully monitor compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

PRIOR PERFORMANCE OF EACH ADVISER


The following table provides information concerning the historical performance of another registered investment company (or series) or other institutional private accounts managed by each Adviser that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio that has at least one full year of operations under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided for the J.P. Morgan Active Fixed Income Composite, the Capital Guardian U.S. Equity Research Portfolio-Diversified Composite, the Capital Guardian U.S. Equity Composite, and the Capital Guardian Non-U.S. Equity Composite (collectively, the "Composites"). The total returns for each Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by J.P. Morgan's and Capital Guardian's institutional private accounts, respectively, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by J.P. Morgan and Capital Guardian, respectively, that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composites are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites could have been adversely affected if the institutional private accounts included in the Composites had been regulated as investment companies under the federal securities laws.

The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflects all fees and charges applicable to the registered investment company in question and the total return calculation for the Composites reflects only those fees and charges described in the paragraph directly above.

The performance results for the registered investment companies or Composites presented below are subject to lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolio below will be subject to charges and expenses relating to such insurance contracts. The performance results presented above do not reflect any insurance related expenses and would be reduced if such charges were reflected.

The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks." The name of the other fund or account managed by the adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.




--------------------------------------------------------------------------------------------------------------------
                                   ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS
                                                  MANAGED BY ADVISERS
                                                     AS OF 12/31/98
--------------------------------------------------------------------------------------------------------------------
Other Fund or Account Managed by Adviser                  1           5             10      Since       Inception
(EQAT Portfolio)                                        Year        Years          Years   Inception       Date
-----------------------------------------------------
   Benchmark
--------------------------------------------------------------------------------------------------------------------
J.P. MORGAN ACTIVE FIXED INCOME COMPOSITE               6.90%        7.20%         9.40%                  5/31/77
(JPM Core Bond Portfolio)
--------------------------------------------------------------------------------------------------------------------
   Salomon Brothers Broad Investment Grade Bond         8.70%        7.30%         9.30%
   Index(1)
--------------------------------------------------------------------------------------------------------------------
THE GEORGE PUTNAM FUND OF BOSTON(2)                    10.60%       15.07%        13.77%                  11/5/37
(EQ/Putnam Balanced Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%       24.06%        19.21%
--------------------------------------------------------------------------------------------------------------------
BT INSTITUTIONAL FUNDS - EQUITY 500 INDEX FUND -       28.75%       24.05%         N/A        21.56%     12/31/92
INSTITUTIONAL CLASS
(BT Equity 500 Index Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%       24.06%         N/A        21.61%
--------------------------------------------------------------------------------------------------------------------
BT ADVISORS FUNDS - SMALL CAP INDEX                    (2.60)%        N/A          N/A        11.58%      7/10/96
FUND-INSTITUTIONAL CLASS
(BT Small Company Index Portfolio)
--------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(4)                               (2.54)%        N/A          N/A        11.85%
--------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH & INCOME FUND II(2)                      12.46%         N/A          N/A          N/A       1/5/95
(EQ/Putnam Growth & Income Value Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%         N/A          N/A        30.51%
--------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS FUND(2)                               35.52%       24.12%        20.16%                  12/1/25
(EQ/Putnam Investors Growth Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%       24.06%        19.21%
--------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD EQUITY PORTFOLIO       17.31%       20.36%        16.83%                   6/87
(Lazard Large Cap Value Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%       24.06%        19.21%
--------------------------------------------------------------------------------------------------------------------


                                      98

--------------------------------------------------------------------------------------------------------------------
                                   ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS
                                                  MANAGED BY ADVISERS
                                                     AS OF 12/31/98
--------------------------------------------------------------------------------------------------------------------
OTHER FUND OR ACCOUNT MANAGED BY ADVISER                  1            5            10         SINCE     INCEPTION
(EQAT Portfolio)                                        YEAR         YEARS        YEARS      INCEPTION     DATE
-----------------------------------------------------
   Benchmark
--------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO
(Lazard Small Cap Value Portfolio)                    (12.62)%      11.45%         N/A        16.10%      10/1/91
--------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(4)                               (2.54)%      11.86%         N/A        13.89%
--------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL     8.88%        8.49%         N/A         9.57%      2/28/92
LYNCH GLOBAL STRATEGY FOCUS FUND
(Merrill Lynch World Strategy Portfolio)
--------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index(5)                                  20.00%        9.19%         N/A         9.98%
--------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL     9.44%       15.40%         N/A        15.80%       7/1/93
LYNCH BASIC VALUE FOCUS FUND
(Merrill Lynch Basic Value Equity Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%       24.06%         N/A        22.74%
--------------------------------------------------------------------------------------------------------------------
MFS RESEARCH FUND(2), (6)                              22.92%       20.65%        18.44%                 10/13/71
(MFS Research Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%       24.06%        19.21%
--------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME FUND                        9.23%       18.75%        15.18%                 10/31/85
(T. Rowe Price Equity Income Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%       24.06%        19.21%
--------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE FUND(7)            (14.88)%        N/A          N/A        16.51%     12/29/95
(Warburg Pincus Small Company Value Portfolio)
--------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(4)                               (2.54)%        N/A          N/A        11.58%
--------------------------------------------------------------------------------------------------------------------
BT ADVISORS FUNDS - EAFE EQUITY INDEX FUND -           19.81%         N/A          N/A         9.69%      1/24/96
INSTITUTIONAL CLASS
(BT International Equity Index Portfolio)
--------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index(5)                                  20.00%         N/A          N/A         9.70%
--------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL GROWTH FUND(2)                    18.95%       13.18%         N/A          N/A       2/28/91
(EQ/Putnam International Equity Portfolio)
--------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index(5)                                  20.00%        9.19%         N/A         7.58%
--------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH FUND(6)                              23.56%       19.66%        22.94%                 12/29/86
(MFS Emerging Growth Companies Portfolio)
--------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(4)                               (2.54)%      11.86%        12.94%
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS TRUST(2)                       22.95%       22.97%        19.15%                  7/15/24
(MFS Growth with Income Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%       24.06%        19.21%
--------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING
MARKETS PORTFOLIO(8)
(Morgan Stanley Emerging Markets Equity Portfolio)   (25.40)%       (8.20)%        N/A         3.50%      9/25/92
--------------------------------------------------------------------------------------------------------------------
   IFC Global Total Return Composite Index(9)        (21.10)%      (8.70)%         N/A         1.90%
--------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK FUND                 16.14%        8.87%        10.45%                   5/9/80
(T. Rowe Price International Stock Portfolio)
--------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index(5)                                   20.00%        9.19%         9.50%
--------------------------------------------------------------------------------------------------------------------
EVERGREEN FOUNDATION FUND - CLASS Y SHARES             12.21%       15.06%         N/A        16.89%       1/2/90
(EQ/Evergreen Foundation Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                                    28.57%       24.06%         N/A        18.82%
--------------------------------------------------------------------------------------------------------------------


                                      99

--------------------------------------------------------------------------------------------------------------------
                                   ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS
                                                  MANAGED BY ADVISERS
                                                     AS OF 12/31/98
--------------------------------------------------------------------------------------------------------------------
OTHER FUND OR ACCOUNT MANAGED BY ADVISER                  1            5            10         SINCE     INCEPTION
(EQAT Portfolio)                                        YEAR         YEARS        YEARS      INCEPTION     DATE
-----------------------------------------------------
   Benchmark
--------------------------------------------------------------------------------------------------------------------
EVERGREEN FUND - CLASS Y SHARES                         7.23%       17.82%        14.07%                 10/15/71
(EQ/Evergreen Portfolio)
--------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(4)                               (2.54)%      11.86%        12.94%
--------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY RESEARCH                  28.46%       24.53%         N/A        21.74%      3/31/93
PORTFOLIO-DIVERSIFIED COMPOSITE
(Capital Guardian Research Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index                                       28.58%       23.99%         N/A        21.68%
--------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY COMPOSITE                 22.88%       22.27%        18.07%      13.71%     12/31/66
(Capital Guardian U.S. Equity Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index                                       28.58%       23.99%        19.12%      12.84%
--------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE             17.32%       11.62%        10.87%      15.00%     12/31/78
(Capital Guardian International Portfolio)
--------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index                                     19.97%        9.19%         5.53%      13.25%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE PREMIER GROWTH FUND, INC.-ADVISOR CLASS(10)   49.85%         N/A          N/A        42.97%      10/1/96
(EQ/Alliance Premier Growth Portfolio)
--------------------------------------------------------------------------------------------------------------------
   S&P 500 Index                                       28.60%         N/A          N/A        21.60%
--------------------------------------------------------------------------------------------------------------------



(1) The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The index does not include fees or operating expenses and is not available for actual investment.

(2) Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.

(3) The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Russell 2000 Index is an unmanaged index (with no defined investment objective) composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.

(5) The Morgan Stanley Capital International EAFE Index ("EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The returns of the EAFE Index assume dividends are reinvested net of withholding tax and do not reflect any fees or operating expenses. The index is not available for actual investment.

(6) The results for the MFS Research Fund (Class A shares) and the MFS Emerging Growth Fund (Class B shares) do not reflect sales charges that may be imposed on the such shares.

(7) Absent the waiver of fees in 1998 by the Warburg Pincus Small Company Value Fund's investment adviser and co-administrator, management fees of the Warburg Pincus Small Company Value Fund would equal 1.00%, other expenses would equal 0.94% and total operating expenses would equal 2.19%. The investment adviser and co-administrator of the Warburg Pincus Small Company Value Fund are under no obligation to continue these waivers.

(8) Performance for the Class A shares of the Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio. The Class B shares of the Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The expense ratio of Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio has been capped at 1.75% since inception.

(9) The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.

(10) Annualized performance for the Adviser Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Trust's financial performance since May 1, 1997. The Trust began to offer Class IA shares for the T. Rowe Price Equity Income, MFS Emerging Growth Companies, Warburg Pincus Small Company Value and BT International Equity Portfolios on November 24, 1998. Except for those four Portfolios, the financial information in the table below for the period May 1, 1997 to December 31, 1998 relates only to the Class IB shares. The financial information relating to both the Class IA shares and the Class IB shares has been derived from the audited financial statements of the Trust. These financial statements have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLPs' report on the Trust's financial statements as of December 31, 1998 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.



                                                            NET REALIZED
                                                                 AND
                                                            UNREALIZED
                                                           GAIN (LOSS) ON                                DIVIDENDS IN
                                 NET ASSET                   INVESTMENTS                    DIVIDENDS     EXCESS OF
                                  VALUE,          NET        AND FOREIGN     TOTAL FROM     FROM NET         NET       DISTRIBUTIONS
                                 BEGINNING    INVESTMENT       CURRENCY      INVESTMENT    INVESTMENT     INVESTMENT   FROM REALIZED
                                 OF PERIOD      INCOME       TRANSACTIONS    OPERATIONS      INCOME         INCOME         GAINS
                                 ---------      ------       ------------    ----------      ------         ------         -----
T. Rowe Price
International Stock Portfolio
   DEC  31, 1998                   $9.85         $0.06          $1.28          $1.34         $(0.07)       $(0.02)           -
   DEC. 31, 1997                  $10.00         $0.02         $(0.17)        $(0.15)           -             -              -

T. Rowe Price
Equity Income Portfolio
   CLASS IB DEC. 31, 1998         $12.08         $0.22          $0.87          $1.09         $(0.22)          -           $(0.28)
   CLASS IB DEC. 31, 1997         $10.00         $0.10          $2.11          $2.21         $(0.09)          -           $(0.04)
   CLASS IA NOV. 24 -
     DEC. 31, 1998                $13.22         $0.06         $(0.09)+       $(0.03)        $(0.24)          -           $(0.28)

EQ/Putnam Growth & Income
Value Portfolio
   DEC. 31, 1998                  $11.52         $0.11          $1.35          $1.46         $(0.11)          -              -
   DEC. 31, 1997                  $10.00         $0.06          $1.56          $1.62         $(0.06)          -           $(0.01)

EQ/Putnam Balanced Portfolio
   DEC. 31, 1998                  $11.21         $0.25          $1.08          $1.33         $(0.23)          -           $(0.15)
   DEC. 31, 1997                  $10.00         $0.14          $1.30          $1.44         $(0.13)       $(0.01)        $(0.09)

EQ/Putnam International
Equity Portfolio
   DEC. 31, 1998                  $10.89         $0.05          $2.07          $2.12            -             -              -
   DEC. 31, 1997                  $10.00         $0.03          $0.93          $0.96         $(0.02)          -           $(0.01)

EQ/Putnam Investors Growth
Portfolio
   DEC. 31 1998                   $12.33         $0.01          $4.46          $4.47         $(0.01)          -              -
   DEC. 31, 1997                  $10.00         $0.02          $2.45          $2.47         $(0.03)          -           $(0.04)

MFS Research Portfolio
   DEC. 31,  1998                 $11.48         $0.04          $2.73          $2.77         $(0.04)          -              -
   DEC. 31, 1997                  $10.00         $0.02          $1.58          $1.60         $(0.02)          -           $(0.01)

MFS Emerging Growth Companies
Portfolio
   CLASS IB DEC. 31, 1998         $11.92        $(0.03)         $4.15          $4.12            -             -              -
   CLASS IB DEC. 31, 1997         $10.00         $0.02          $2.21          $2.23         $(0.02)          -           $(0.18)
   CLASS IA NOV. 24 -
     DEC. 31, 1998 $14.18          --            $1.86          $1.86            -             -              -

Warburg Pincus Small Company
Value Portfolio
   CLASS IB DEC. 31, 1998         $11.85         $0.05         $(1.24)        $(1.91)        $(0.04)          -              -
   CLASS IB DEC. 31, 1997         $10.00         $0.01          $1.90          $1.91         $(0.01)          -              -
   CLASS IA NOV. 24 -
     DEC. 31, 1998 $10.40         $0.03          $0.23+         $0.26         $(0.06)          -              -


                                      102

                                                            NET REALIZED
                                                                 AND
                                                            UNREALIZED
                                                           GAIN (LOSS) ON                                DIVIDENDS IN
                                 NET ASSET                   INVESTMENTS                    DIVIDENDS     EXCESS OF
                                  VALUE,          NET        AND FOREIGN     TOTAL FROM     FROM NET         NET       DISTRIBUTIONS
                                 BEGINNING    INVESTMENT       CURRENCY      INVESTMENT    INVESTMENT     INVESTMENT   FROM REALIZED
                                 OF PERIOD      INCOME       TRANSACTIONS    OPERATIONS      INCOME         INCOME         GAINS
                                 ---------      ------       ------------    ----------      ------         ------         -----
Merrill Lynch World Strategy
Portfolio
   DEC. 31, 1998                  $10.31         $0.15          $0.55          $0.70         $(0.04)       $(0.04)           -
   DEC. 31, 1997                  $10.00         $0.08          $0.39          $0.47         $(0.05)          -              -

Merrill Lynch Basic Value
Equity Portfolio
   DEC. 31, 1998                  $11.58         $0.12          $1.21          $1.33         $(0.12)          -           $(0.43)
   DEC. 31, 1997                  $10.00         $0.06          $1.64          $1.70         $(0.06)          -           $(0.05)

Morgan Stanley
Emerging Markets Equity
Portfolio
   DEC. 31, 1998                   $7.96         $0.03         $(2.18)        $(2.15)        $(0.02)          -              -
   DEC. 31, 1997                  $10.00         $0.04         $(2.06)        $(2.02)        $(0.02)          -              -

BT Equity 500 Index Portfolio
   DEC. 31, 1998                  $10.00         $0.06          $2.45          $2.51         $(0.06)          -              -
   DEC. 31, 1997                     -             -              -              -              -             -              -

BT International Equity Index
Portfolio
   CLASS IB DEC. 31, 1998         $10.00         $0.08          $1.92          $2.00         $(0.15)          -              -
   CLASS IB DEC. 31, 1997            -             -              -              -              -             -              -
   CLASS IA NOV. 24-DEC. 31, 1998 $11.67         $0.03          $0.31          $0.34         $(0.17)          -              -

BT Small Company Index
Portfolio
   DEC. 31, 1998                  $10.00         $0.07         $(0.30)        $(0.23)        $(0.07)          -           $(0.13)
   DEC. 31, 1997                     -             -              -              -              -             -              -

JPM Core Bond Portfolio
   DEC. 31, 1998                  $10.00         $0.21          $0.70          $0.91         $(0.21)       $(0.01)        $(0.11)
   DEC. 31, 1997                     -             -              -              -              -             -              -

Lazard Large Cap Value
Portfolio
   DEC. 31, 1998                  $10.00         $0.06          $1.94          $2.00         $(0.06)          -              -
   DEC. 31, 1997                     -             -              -              -              -             -              -

Lazard Small Cap Value
Portfolio
   DEC. 31, 1998                  $10.00         $0.02         $(0.72)        $(0.70)        $(0.03)          -              -
   DEC. 31, 1997                     -             -              -              -              -             -              -


                          DISTRIBUTIONS                                                                          RATIO OF EXPENSES
                          IN EXCESS OF           TOTAL           NET ASSET                    NET ASSETS, END      TO AVERAGE NET
                            REALIZED         DIVIDENDS, AND     VALUE, END     TOTAL RETURN      OF PERIOD          ASSETS AFTER
                             GAINS           DISTRIBUTIONS      OF PERIOD         (B)             (000's)           WAIVERS(A)(C)
                          ------------       --------------     ----------     ------------   ---------------    ----------------

T. Rowe Price International
Stock Portfolio
   DEC. 31, 1998                     -             $(0.09)         $11.10         13.68%          $134,653              1.20%
   DEC. 31, 1997                     -                -             $9.85         (1.49)%          $69,572              1.20%

T. Rowe Price Equity Income
Portfolio
   CLASS IB DEC. 31, 1998            -             $(0.50)         $12.67          9.11%          $242,001              0.85%(1)
   CLASS IB DEC. 31, 1997            -             $(0.13)         $12.08         22.11%           $99,947              0.85%(a)
   CLASS IA NOV. 24-DEC. 31, 1998    -             $(0.52)         $12.67         (2.21)%(b)        $2,415              0.60%(a)(1)

EQ/Putnam Growth & Income
Value Portfolio
   DEC. 31, 1998                  $(0.10)          $(0.21)         $12.77         12.75%          $460,744              0.85%
   DEC. 31, 1997                  $(0.03)          $(0.10)         $11.52         16.23%          $150,260              0.85%

EQ/Putnam Balanced Portfolio
   DEC. 31, 1998                     -             $(0.38)         $12.16         11.92%           $75,977              0.90%(a)
   DEC. 31, 1997                     -             $(0.23)         $11.21         14.38%           $25,854              0.90%

EQ/Putnam International
Equity Portfolio
   DEC. 31, 1998                     -                -            $13.01         19.51%          $143,721              1.20%
   DEC. 31, 1997                  $(0.04)          $(0.07)         $10.89          9.58%           $55,178              1.20%

EQ/Putnam Investors Growth
Portfolio
   DEC. 31, 1998                     -             $(0.01)         $16.79         36.27%          $175,015              0.85%
   DEC. 31, 1997                  $(0.07)          $(0.14)         $12.33         24.70%           $39,695              0.85%

MFS Research Portfolio
   DEC. 31, 1998                     -             $(0.04)         $14.21         24.11%          $407,619              0.85%
   DEC. 31, 1997                  $(0.09)          $(0.12)         $11.48         16.07%          $114,754              0.85%

MFS Emerging Growth Companies
Portfolio
   CLASS IB DEC. 31, 1998            -                -            $16.04         34.57%          $461,307              0.85%(1)
   CLASS IB DEC. 31, 1997         $(0.11)          $(0.31)         $11.92         22.42%           $99,317              0.85%(a)
   CLASS IA NOV. 24-DEC. 31, 1998    -                -            $16.04         13.12%            $5,978              0.60%(a)(1)

Warburg Pincus Small Company
Value Portfolio
   CLASS IB DEC. 31, 1998            -             $(0.05)         $10.61         (10.02)%        $166,746              1.00%(1)
   CLASS IB DEC. 31, 1997         $(0.05)          $(0.06)         $11.85          19.15%         $120,880              1.00%(a)
   CLASS IA NOV. 24-DEC. 31, 1998    -             $(0.07)         $10.59           2.63%(b)          $747              0.75%(a)(1)

Merrill Lynch World Strategy
Portfolio
   DEC. 31, 1998                     -             $(0.08)         $10.93          6.81%           $30,631              1.20%
   DEC. 31, 1997                  $(0.11)          $(0.16)         $10.31          4.70%           $18,210              1.20%

Merrill Lynch Basic Value
Equity Portfolio
   DEC. 31, 1998                     -             $(0.55)         $12.36         11.59%          $174,104              0.85%
   DEC. 31, 1997                  $(0.01)          $(0.12)         $11.58         16.99%           $49,495              0.85%

Morgan Stanley Emerging
Markets Equity Portfolio
   DEC. 31, 1998                     -             $(0.02)          $5.79         (27.10)%          $41,359              1.81%
   DEC. 31, 1997                     -             $(0.02)          $7.96         (20.16)%          $21,433              1.75%

BT Equity 500 Index Portfolio
   DEC. 31, 1998                     -             $(0.06)         $12.45         25.14%           $224,247              0.55%
   DEC. 31, 1997                     -                -              -               -                  -                 -

BT International Equity
Index Portfolio
   CLASS IB DEC. 31, 1998            -             $(0.15)         $11.85         20.07%            $48,075              0.84%(1)
   CLASS IB DEC. 31, 1997            -                -              -               -                  -                 -
   CLASS IA NOV. 24-DEC. 31, 1998    -             $(0.17)         $11.84          2.94%(b)            $735              0.59%(a)(1)

BT Small Company Index
Portfolio                         $(0.01)          $(0.21)          $9.56         (2.27)%           $32,609              0.60%
   DEC. 31, 1998                     -                -              -               -                  -
   DEC. 31, 1997


                                      104

                               DISTRIBUTIONS                                                                      RATIO OF EXPENSES
                                IN EXCESS OF        TOTAL        NET ASSET                     NET ASSETS, END      TO AVERAGE NET
                                  REALIZED    DIVIDENDS AND     VALUE, END     TOTAL RETURN       OF PERIOD         ASSETS AFTER
                                    GAINS     DISTRIBUTIONS      OF PERIOD         (B)            (000'S)          WAIVERS (A)(C)
                                    -----     -------------      ---------         ---            -------          --------------
JPM Core Bond Portfolio
   DEC. 31, 1998                  $(0.01)          $(0.34)         $10.57          9.02%          $103,326              0.80%
   DEC. 31, 1997                     -                -              -               -                  -                 -

Lazard Large Cap Value
Portfolio
   DEC. 31, 1998                     -             $(0.06)         $11.94         20.01%           $74,588              0.90%
   DEC. 31, 1997                     -                -              -               -                  -                 -

Lazard Small Cap Value
Portfolio
   DEC. 31, 1998                     -             $(0.03)          $9.27          (7.03)%          $51,046              1.20%
   DEC. 31, 1997                     -                -              -               -                  -                 -


                                                                 RATIO OF NET           RATIO OF NET
                                                               INVESTMENT INCOME      INVESTMENT INCOME
                                     RATIO OF EXPENSES TO       TO AVERAGE NET          TO AVERAGE NET
                                      AVERAGE NET ASSETS         ASSETS AFTER            ASSETS BEFORE             PORTFOLIO
                                    BEFORE WAIVERS (A)(C)        WAIVERS(A)(C)            WAIVERS(A)(C)          TURNOVER RATE
                                    ---------------------        -------------            -------------          -------------
T. Rowe Price International
Stock Portfolio
   DEC. 31, 1998                            1.40%                    0.67%                   0.47%                     22%
   DEC. 31, 1997                            2.56%                    0.45%                  (0.91)%                    17%

T. Rowe Price Equity Income
Portfolio
   CLASS IB DEC. 31, 1998                   1.04%(1)                 2.20%(1)                2.01%(1)                  17%
   CLASS IB DEC. 31, 1997                   1.74%(a)                 2.49%(a)                1.60%(a)                   9%
   CLASS IA NOV. 24-DEC. 31, 1998           0.79%(a)(1)              2.45%(a)(1)             2.26%(a)(1)               17%

EQ/Putnam Growth & Income Value
Portfolio
   DEC. 31, 1998                            1.04%                    1.30%                   1.11%                     74%
   DEC. 31, 1997                            1.75%                    1.67%                   0.77%                     61%

EQ/Putnam Balanced Portfolio
   DEC. 31, 1998                            1.25%                    2.88%                   2.53%                    135%
   DEC. 31, 1997                            2.55%                    3.19%                   1.54%                    117%

EQ/Putnam International Equity
Portfolio
   DEC. 31, 1998                            1.46%                    0.64%                   0.38%                     94%
   DEC. 31, 1997                            2.53%                    0.74%                  (0.59)%                    43%

EQ/Putnam
Investors Growth Portfolio
   DEC. 31, 1998                            1.09%                    0.14%                  (0.10)%                    64%
   DEC. 31, 1997                            2.13%                    0.58%                  (0.70)%                    47%

MFS Research Portfolio
   DEC. 31, 1998                            1.05%                    0.44%                   0.24%                     73%
   DEC. 31, 1997                            1.78%                    0.65%                  (0.28)%                    51%

MFS Emerging Growth Companies
Portfolio
   CLASS IB DEC. 31, 1998                   1.04%(1)                (0.30)%(1)               (0.49)%(1)                79%
   CLASS 1B DEC. 31, 1997                   1.82%(a)                 0.61%(a)                (0.36)%(a)               116%
   CLASS IA NOV. 24-DEC. 31, 1998             79%(a)(1)             (0.05)%(a)(1)            (0.24)%(a)(1)             79%

Warburg Pincus Small Company
Value Portfolio
   CLASS IB DEC. 31, 1998                   1.17%(1)                 0.47%(1)                 0.30%(1)                111%
   CLASS IB DEC. 31, 1997                   1.70%(a)                 0.26%(a)                (0.44)%(a)                44%
   CLASS IA NOV. 24-DEC. 31, 1998           0.92%(a)(1)              0.72(a)(1)               0.55%(a)(1)             111%

Merrill Lynch World Strategy
Portfolio
   DEC. 31, 1998                            1.61%                    1.63%                   1.22%                    115%
   DEC. 31, 1997                            3.05%                    1.89%                   0.04%                     58%

Merrill Lynch
Basic Value Equity Portfolio
   DEC. 31, 1998                            1.06%                    1.41%                   1.20%                     83%
   DEC. 31, 1997                            1.89%                    1.91%                   0.87%                     25%

*Morgan Stanley Emerging Markets
Equity Portfolio
   DEC. 31, 1998                            2.63%                    0.73%                  (0.09)%                   114%
   DEC. 31, 1997                            2.61%                    1.96%                   1.10%                     25%

**BT Equity 500 Index Portfolio
   DEC. 31, 1998                            0.83%                    1.22%                   0.94%                      2%
   DEC. 31, 1997                              -                        -                       -                        -

**BT International Equity Index
Portfolio
   CLASS IB DEC. 31, 1998                   1.49%(1)                1.11%(1)                0.46%(1)                    3%
   CLASS IB DEC. 31, 1997                     -                        -                       -                        -
   CLASS IA NOV. 24-DEC. 31, 1998           1.24%(a)(1)             1.36%(a)(1)             0.71%(a)(1)                 3%


                                      106

                                                                 RATIO OF NET           RATIO OF NET
                                                               INVESTMENT INCOME      INVESTMENT INCOME
                                     RATIO OF EXPENSES TO       TO AVERAGE NET          TO AVERAGE NET
                                      AVERAGE NET ASSETS         ASSETS AFTER            ASSETS BEFORE             PORTFOLIO
                                    BEFORE WAIVERS (A)(C)        WAIVERS(A)(C)            WAIVERS(A)(C)          TURNOVER RATE
                                    ---------------------        -------------            -------------          -------------
**BT Small Company Index
Portfolio
   DEC. 31, 1998                            1.81%                    1.18%                  (0.03)%                     35%
   DEC. 31, 1997                              -                        -                       -                        -

**JPM Core Bond Portfolio
   DEC. 31, 1998                            1.03%                    4.95%                   4.72%                     428%
   DEC. 31, 1997                              -                        -                       -                        -

**Lazard Large Cap Value
Portfolio
   DEC. 31, 1998                            1.20%                    1.19%                   0.89%                      37%
   DEC. 31, 1997                              -                        -                       -                        -

**Lazard Small Cap Value
Portfolio
   DEC. 31, 1998                            1.54%                    0.52%                   0.18%                      21%
   DEC. 31, 1997                              -                        -                       -                        -


------------------


* The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997.

** Commencement of Operations for the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio was January 1, 1998. No financial highlights are presented for EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio and MFS Growth with Income Portfolio, each of which received initial capital on December 31, 1998. In addition, no financial highlights are presented for the EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, and Capital Guardian International Portfolio, each of which received initial capital on April 30, 1999.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.


(a)  Annualized.

(b) Total return calculated for a period of less than one year is not annualized.


(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreement" in the Prospectus.

(1) Reflects overall fund ratios for investment income and non-class specific expense.

[BACK COVER]

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents:

ANNUAL REPORTS

The Annual Report includes more information about the Trust's performance and is available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI, dated May 1, 1999, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-855-5100.


You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust.

You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 800-SEC-0330.


Investment Company Act File Number: 811-07953

                                EQ ADVISORS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1,1999


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for the EQ Advisors Trust ("Trust") dated May 1, 1999, which may be obtained without charge by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

                                TABLE OF CONTENTS


TRUST HISTORY..............................................................2

DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS.....................2

TRUST POLICIES.............................................................3

INVESTMENT STRATEGIES AND RISKS............................................8

MANAGEMENT OF THE TRUST...................................................39

INVESTMENT MANAGEMENT AND OTHER SERVICES..................................43

BROKERAGE ALLOCATION AND OTHER STRATEGIES.................................50

PURCHASE AND PRICING OF SHARES............................................53

REDEMPTION OF SHARES......................................................55

TAXATION..................................................................55

PORTFOLIO PERFORMANCE.....................................................57

OTHER SERVICES............................................................57

FINANCIAL STATEMENTS......................................................58

TRUST HISTORY

EQ Advisors Trust (the "Trust") is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust is organized as a Delaware business trust and was formed on October 31, 1996 under the name "787 Trust." The Trust changed its name to "EQ Advisors Trust" effective November 25, 1996.

DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS


The Trust currently offers two classes of shares on behalf of the T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio, EQ/Putnam Balanced Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, MFS Growth with Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Warburg Pincus Small Company Value Portfolio, Merrill Lynch World Strategy Portfolio, Merrill Lynch Basic Value Equity Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, BT Equity 500 Index Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, and Capital Guardian International Portfolio (each a "Portfolio," and together the "Portfolios"). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to distribution fees imposed under a distribution plan ("Class IB Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.

Both classes of shares are offered under the Trust's multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares pursuant to the Class IB Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.


LEGAL CONSIDERATIONS

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for that purpose.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. The Amended and Restated Declaration of Trust of the Trust requires the affirmative vote of a majority of the outstanding shares of the Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.

TRUST POLICIES

FUNDAMENTAL RESTRICTIONS

Each Portfolio has also adopted certain investment restrictions which are fundamental and may not be changed without approval by a "majority" vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio. Set forth below are each of the fundamental restrictions adopted by each of the Portfolios. Fundamental policies (5) and (6) below shall not apply to the Morgan Stanley Emerging Markets Equity Portfolio, the Merrill Lynch World Strategy Portfolio and the Lazard Small Cap Value Portfolio. Certain non-fundamental operating policies are also described in this section because of their direct relevance to the fundamental restrictions adopted by the Portfolios.

Each Portfolio, except as described directly above, may not as a matter of fundamental policy:

(1) Borrow money, except that:

       a. each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes (except the Lazard Large Cap Value Portfolio, which may also borrow for leveraging purposes) and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolios' respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolios' respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law (except that the Merrill Lynch World Strategy Portfolio and the Merrill Lynch Basic Value Equity Portfolio may purchase securities on margin to the extent permitted by applicable law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law. In addition, the Lazard Large Cap Value Portfolio may borrow for leveraging purposes (in order to increase its investment in portfolio securities) to the extent that the amount so borrowed does not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings);

       b. as a matter of non-fundamental operating policy, no Portfolio, except the Lazard Large Cap Value Portfolio, will purchase additional securities when money borrowed exceeds 5% of its total assets;

       c. the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio, EQ/Putnam Balanced Portfolio, and Lazard Large Cap

            Value Portfolio each, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 10% of the applicable Portfolio's net assets (taken at lower of cost or current value), not including the amount borrowed, at the time the borrowing is made. Each Portfolio will repay borrowings made for the purposes specified above before any additional investments are purchased;

       d. the Merrill Lynch World Strategy Portfolio, as a matter of fundamental policy, and the Merrill Lynch Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may, to the extent permitted by applicable law, borrow up to an additional 5% of their respective total assets for temporary purposes;

       e. the Lazard Small Cap Value Portfolio, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 15% of the Portfolio's net assets, not including the amount borrowed, at the time the borrowing is made. The Lazard Small Cap Value Portfolio will repay borrowings before any additional investments are purchased;

       f. the Warburg Pincus Small Company Value Portfolio and JPM Core Bond Portfolio, each as a matter of non-fundamental operating policy, may borrow only from banks for extraordinary or emergency purposes, provided such amount shall not exceed 30% of the respective Portfolio's total assets, not including the amount borrowed, at the time the borrowing is made;


       g. EQ/Evergreen Portfolio and EQ/Evergreen Foundation Portfolio, each as a matter of non-fundamental policy, may, in addition to the amount specified above, also borrow up to an additional 5% of its total assets from banks or other lenders;

       h. the MFS Growth with Income Portfolio, as a matter of non-fundamental policy, may borrow up to 10% of its total assets (taken at cost), or its net assets (taken at market value), whichever is less, but only as a temporary measure for extraordinary or emergency purposes;

       i. the EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio and Capital Guardian International Portfolio, as a matter of non-fundamental operating policy, may only borrow for temporary or emergency purposes, provided such amount shall not exceed 5% of the Portfolio's total assets at the time the borrowing is made;

(2) Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities;

(3) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry. The United States, state or local governments, or related agencies or instrumentalities are not considered an industry. Industries are determined by reference to the classifications of industries set forth in each Portfolio's semi-annual and annual reports;

(4) Make loans, except that:

       a. each Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;
            (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. Each Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in mortgages, as not subject to this limitation;


       b. the EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam International Equity Portfolio, as a matter of non-fundamental operating policy, may purchase debt obligations consistent with the respective investment objectives and policies of each of those
            Portfolios: (i) by entering into repurchase agreements with respect to not more than 25% of the Portfolios' respective total assets (taken at current value) or (ii) through the lending of the Portfolios' portfolio securities with respect to not more than 25% of the Portfolios' respective total assets (taken at current value);


       c. the MFS Emerging Growth Companies Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio, as a matter of non-fundamental operating policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of such Portfolio's total assets (taken at market value); and

       d. the Warburg Pincus Small Company Value Portfolio, the Merrill Lynch World Strategy Portfolio, and the Merrill Lynch Basic Value Equity Portfolio, as a matter of non-fundamental policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 20% of such Portfolio's total assets (taken at market value);

       e. the Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio, as a matter of non-fundamental policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 10% of such Portfolio's total assets (taken at market value);

       f. MFS Growth with Income Portfolio, as a matter of non-fundamental operating policy, may lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 25% of its net assets (taken at market value);


       g. the EQ/Alliance Premier Growth Portfolio, as a matter of non-fundamental policy, may not make loans except through the purchase of debt obligations in accordance with its investment objectives;

       h. the Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio and Capital Guardian International Portfolio, as a matter of fundamental policy, will not make loans;

(5) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government, its agencies or instrumentalities.*

(6) Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);*

(7) Purchase or sell real estate, except that:

       a. each Portfolio, except the JPM Core Bond Portfolio, may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;


       b. the JPM Core Bond Portfolio may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein
            (iii) make direct investments in mortgages, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities including mortgages;


(8) Issue senior securities except in compliance with the 1940 Act; or

(9) Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to each Portfolio, but are not fundamental. They may be changed for any Portfolio without a vote of that Portfolio's shareholders.

Each Portfolio may not:


(1) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value. As a matter of operating policy, the MFS Research Portfolio, the Lazard Large Cap Value Portfolio, the Lazard Small Cap Portfolio, the Capital Guardian Research Portfolio, the Capital Guardian U.S. Equity Portfolio and the Capital Guardian International Portfolio may not invest in commodities or commodity contracts including futures contracts. As a matter of operating policy, the EQ/Alliance Premier Growth Portfolio may purchase and sell exchange-traded index options and stock index futures contracts;




----------

* The Morgan Stanley Emerging Markets Equity, Merrill Lynch World Strategy and Lazard Small Cap Value Portfolios are classified as non-diversified investment companies under the 1940 Act and therefore, these restrictions are not applicable to these Portfolios.

(2) Purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board of Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of each Portfolio's net assets (10% for the Warburg Pincus Small Company Value Portfolio, Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio) would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Trust's Board are not subject to the limitations set forth in this investment restriction;


(3) Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

(4) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the respective total assets of each Portfolio (except as specified below for the EQ/Putnam International Equity Portfolio, Merrill Lynch World Strategy Portfolio, Merrill Lynch Basic Value Equity Portfolio and MFS Investor Portfolio). Such mortgaging, pledging or hypothecating may not exceed 15% of EQ/Putnam International Equity Portfolio's total assets; 10% of each of the Merrill Lynch World Strategy Portfolio's and Merrill Lynch Basic Value Equity Portfolio's total assets, (taken at the lower of cost or market value); and 15% of MFS Investor Portfolio's gross assets (taken at cost), each taken at the time of the permissible borrowing or investment. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(5) Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that the MFS Emerging Growth Companies Portfolio, Warburg Pincus Small Company Value Portfolio, Merrill Lynch World Strategy Portfolio, Merrill Lynch Basic Value Equity Portfolio, JPM Core Bond Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio and Capital Guardian International Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

(6) Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Portfolio's Prospectus and Statement of Additional Information, as may be amended from time to time. As a matter of operating policy, the EQ/Alliance Premier Growth Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets; or

(7) Effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, or currency transactions will not be deemed to constitute selling securities short. As a matter of operating policy, the Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio and Capital Guardian International Portfolio will not effect short sales of securities or property.


INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolios' principal investment strategies discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described in the descriptions below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

ASSET-BACKED SECURITIES. As indicated in Appendix A, certain portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. As indicated in Appendix A, certain Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are United States dollar-denominated) and they are actively traded in the over-the-counter secondary market Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to that Portfolio.

CONVERTIBLE SECURITIES. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DEPOSITARY RECEIPTS. As indicated in Appendix A, certain portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be "sponsored" or "unsponsored". Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a Portfolio's investment policies, the Portfolio's investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. Each Portfolio (except the MFS Research Portfolio) may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.


EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar bank obligations are United States dollar-denominated certificates of deposit and time deposits issued outside the United States capital markets by foreign branches of United States banks and by foreign banks. Yankee dollar bank obligations are United States dollar-denominated obligations issued in the United States capital markets by foreign banks.


Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FLOATERS AND INVERSE FLOATERS. As indicated in Appendix A, certain portfolios may invest in Floaters and Inverse Floaters. Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities ".

In addition, the Morgan Stanley Emerging Markets Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate ("LIBOR"). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN CURRENCY TRANSACTIONS. As indicated in Appendix A, certain portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign governments or central banks, by currency controls or political developments in the United States or abroad. For example, significant uncertainty surrounds the recent introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio. Certain Portfolios may also invest in the following types of foreign currency transactions:

         FORWARD FOREIGN CURRENCY TRANSACTIONS. As indicated in Appendix A, certain portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the United States dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio's Adviser believes that one currency may experience a substantial movement against another currency, including the United States dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the Portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and program. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Portfolio values its assets daily in terms of United States dollars, it does not intend to convert its holdings of foreign currencies into United States dollars on a daily basis. The Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


         FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES. As indicated in Appendix A, certain portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each Portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered "covered" if, so long as the Portfolio is obligated as the writer of the put, it segregates with the Portfolio's custodian cash, United States Government securities or other liquid high-grade debt securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered "covered" only if the Portfolio owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-United States dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in United States dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

         OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. The Merrill Lynch World Strategy Portfolio will engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the over-the-counter market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

For additional information concerning the risks associated with utilizing options, forward foreign currency exchange contracts, please see "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts in this sections.


FOREIGN SECURITIES. As indicated in Appendix A, certain Portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.


Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.


The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in United States dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

         EMERGING MARKET SECURITIES. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

         EASTERN EUROPEAN AND RUSSIAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a Portfolio's investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with a Portfolio's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

         PACIFIC BASIN REGION. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the United States dollar will result in corresponding changes in the United States dollar value of a Portfolio's assets denominated in those currencies.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Trust's custodian and to maintain in that account cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments, when-issued or delayed delivery commitments.

Each Portfolio (except the Warburg Pincus Small Company Value Portfolio) may make contracts to purchase forward commitments if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the

Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the Securities and Exchange Commission ("SEC"), purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

FUTURES TRANSACTIONS. For information on "Futures Transactions," see the discussion in this section under "Options and Futures Transactions."

HYBRID INSTRUMENTS. As indicated in Appendix A, certain Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.


Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.


Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.


Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.


ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act also prohibits a Portfolio from acquiring shares of an open-end investment company whose investment manager or investment adviser is the Adviser or an affiliate of the Adviser to the Portfolio purchasing such securities. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.


INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. As indicated in Appendix A, certain Portfolios may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody's Investors Service Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P") or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities.

Lower quality fixed income securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations ("NRSRO") (i.e., Ba or lower by Moody's and BB or lower by S&P) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the

Appendix to this Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.


It is the policy of each Portfolio's Adviser to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on:
(i) the high yield bond market; (ii) the value of high yield securities; and
(iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS. As indicated in Appendix A, certain Portfolios may invest a portion of each of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or assets in an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a "novation" (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described below.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. As indicated in Appendix A, certain Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a United States Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the United States Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the United States Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the United States Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.


Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy or sell those securities at any particular time.


The JPM Core Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. In addition, in the event that the Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Portfolio will be subject to the risks generally associated with the ownership of real property. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

MORTGAGE DOLLAR ROLLS. The JPM Core Bond Portfolio may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed.

MUNICIPAL SECURITIES. As indicated in Appendix A, certain Portfolios may invest in municipal securities ("municipals"), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.


OPTIONS AND FUTURES TRANSACTIONS. As indicated in Appendix A, the BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio each may not at any time commit more than 20% of its assets to options and futures contracts. The MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio will not enter a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio's total assets.


Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over-the-counter option and the resulting inability to close a futures position or over-the-counter option prior to its maturity date.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

         FUTURES TRANSACTIONS. As indicated in Appendix A, certain Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market. The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         OPTIONS ON FUTURES CONTRACTS. As indicated in Appendix A, certain Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will write only options on futures contracts which are "covered." A Portfolio will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered "covered" with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.


         LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios will not engage in transactions in futures contracts and related options for speculation. In addition, the Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts" on page ____.

As indicated in Appendix A, certain Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

As indicated in Appendix A, certain Portfolios will not commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options may not exceed 25% of its total assets. The Warburg Pincus Small Company Value Portfolio may commit up to 10% of its total assets to premiums when purchasing put or call options. The Merrill Lynch Basic Value Equity Portfolio will not write covered call options on underlying securities exceeding 15% of the value of its total assets.


         WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.


The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

         WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, United States Government securities or other liquid securities having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

         PURCHASING PUT AND CALL OPTIONS. A Portfolio may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

         SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

         SECURITIES INDEX OPTIONS. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. Each Portfolio writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio's Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

         OVER-THE-COUNTER OPTIONS. As indicated in Appendix A, certain Portfolios may engage in over-the-counter put and call option transactions. The Warburg Pincus Small Company Value Portfolio may utilize up to 10% of its total assets to purchase exchange-listed and over-the-counter put and call options on stock indexes. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over-the-counter options, and the securities used as "cover" for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over-the-counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CURRENCY
CONTRACTS

         OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange ("exchange"). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A Portfolio's Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.


Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Portfolio's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.


Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

         FOREIGN OPTIONS AND FUTURES. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio's order is placed and the time it is liquidated, offset or exercised.

         FOREIGN CURRENCY CONTRACTS. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio's Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs.

PASSIVE FOREIGN INVESTMENT COMPANIES. As indicated in Appendix A, certain Portfolios may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as passive foreign investment companies.


The Portfolios are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and, consequently, each Portfolio may have to subject any of its investments in other investment companies, including PFICS, to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in passive foreign investment companies also involve the risk of foreign securities, as described above.


PAYMENT-IN-KIND BONDS. As indicated in Appendix A, certain Portfolios may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements (with respect to United States Government obligations, certificates of deposit, or bankers' acceptances) with registered brokers-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio's Adviser, pursuant to guidelines adopted by the Board of Trustees. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

REAL ESTATE INVESTMENT TRUSTS. As indicated in Appendix A, certain Portfolios may each invest up to 15% of its respective net assets in investments related to real estate, including real estate investment trusts ("REITS"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. As indicated in Appendix A, certain Portfolios may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Fundamental Restrictions" for more information concerning restrictions on borrowing by each Portfolio.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In "dollar rolls" transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

SECURITIES LOANS. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under a Portfolio's investment program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SHORT SALES AGAINST THE BOX. As indicated in Appendix A, certain Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Each Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which a Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

SMALL COMPANY SECURITIES. As indicated in Appendix A, certain Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. The Morgan Stanley Emerging Markets Equity Portfolio may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Because structured notes of the type in which the Morgan Stanley Emerging Markets Equity Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Morgan Stanley Emerging Markets Equity Portfolio may invest in a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured notes. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Morgan Stanley Emerging

Markets Equity Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

SWAPS. As indicated in Appendix A, certain Portfolios may each invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that these swaps are entered into for hedging purposes, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, United States Government securities, or high grade debt obligations. No Portfolio will enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal.

Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.


The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

UNITED STATES GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

WARRANTS. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.


The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

ZERO COUPON BONDS. As indicated in Appendix A, certain Portfolios may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to investors in such instruments. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.


PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and increases realized gains and losses. See "Financial Highlights" in the Prospectus for the actual portfolio turnover rates of the Portfolios through December 31, 1998.



MANAGEMENT OF THE TRUST

The Board has the responsibility for the overall management of the Trust and its Portfolios, including general supervision and review of the investment activities and the conformity with Delaware Law and the stated policies of the Trust's Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

As of March 31, 1999 the Trustees and officers of the Trust owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the Trust's shares of beneficial interest.

THE  TRUSTEES


NAME, ADDRESS AND AGE                  PRINCIPAL OCCUPATION DURING LAST
                                       FIVE YEARS
Peter D. Noris* (43)                   Executive Vice President and Chief
 Equitable Life                        Investment Officer, Equitable Life since
 1290 Avenue of the Americas           May 1995; prior thereto, Vice President
 New York, New York 10104              Salomon Brothers Inc., 1992 to 1995.
                                       Principal, Equity Division, Morgan
                                       Stanley & Co., Inc., 1984 to 1992.
                                       Director, Alliance Capital Management
                                       Co. since July 1995. Trustee, Hudson
                                       River Trust (investment company) since
                                       July 1995. Executive Vice President, EQ
                                       Financial Consultants, Inc. since
                                       November 1996.

Jettie M. Edwards (52)                 Partner and Consultant, Syrus Associates
 Syrus Associates                      since 1986. Trustee, Provident
 880 Third Avenue                      Investment Counsel Trust (investment
 New York, NY 10022                    company) since 1992. Director, The PBHG
                                       Funds, Inc.(investment company) since
                                       1995.

William M. Kearns, Jr. (63)            President, W.M. Kearns & Co., Inc., a
 W.M. Kearns & Co., Inc.               private investment company, since 1994;
 310 South Street                      Director, Kuhlman Corporation, Malibu
 Morristown, NJ 07960                  Entertainment Worldwide,  Inc.,
                                       Selective Insurance Group, Inc., as well
                                       as a number of private and venture-
                                       backed companies; Managing Director,
                                       Lehman Brothers, Inc. and  predecessor
                                       firms, 1969-1992; Advisory Director,
                                       Lehman Brothers, Inc. 1992-1994.

                                      -39-


NAME, ADDRESS AND AGE                  PRINCIPAL OCCUPATION DURING LAST
                                       FIVE YEARS
Christopher P.A. Komisarjevsky (54)    President and  Chief Executive Officer,
 Burson-Marsteller                     Burson-Marsteller USA since 1996.
 230 Park Avenue South                 President and Chief Executive Officer,
 New York, NY 10003-1566               Burson-Marsteller New York, 1995 to
                                       1996. President and Chief Executive
                                       Officer, Gavin Anderson & Company New
                                       York, 1994 to 1995. Prior thereto, he
                                       held various positions with Hill and
                                       Knowlton, Inc. for twenty years.

Harvey Rosenthal (56)                  Independent Director and Investor, CVS
 60 State Street                       Corporation (formerly Melville
 Suite 700                             Corporation) since 1996. President and
 Boston, MA 02109                      Chief Operating Officer, CVS Corporation
                                       from 1994 to 1996. Prior thereto, he
                                       held various positions with CVS division
                                       of Melville Corporation, for twenty-
                                       seven years.

William T. McCaffrey* (62)             Director, Senior Executive Vice
 89-25 63rd Avenue                     President and Chief Operating Officer,
 Rego Park, NY 11374                   Equitable Life, to March 1998.
                                       Executive Vice President and Chief
                                       Administrative Officer, The Equitable
                                       Companies Incorporated since 1994.
                                       Director, Equitable Foundation and
                                       Equitable Distributors, Inc. since May
                                       1996.

Michael Hegarty* (54)                  Director, President and Chief Operating
 Equitable Life                        Officer, Equitable Life since April 1,
 1290 Avenue of the Americas           1998. Vice Chairman, Chase Manhattan
 New York, New York 10104              Corporation from 1996 to 1998. Vice
                                       Chairman, Chemical Bank, 1995 to 1996
                                       (Chase  Manhattan Corporation and
                                       Chemical Bank merged in 1996). Senior
                                       Executive Vice President, Chemical Bank,
                                       1991-1995. Executive Vice President,
                                       Group Executive and other various
                                       positions, Manufacturers Hanover Trust.


* Mr. Noris, Mr. McCaffrey and Mr. Hegarty are "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Noris, Mr. McCaffrey and Mr. Hegarty are deemed "interested persons" of the Trust by virtue of their position as officers of Equitable Life.

COMMITTEES OF THE BOARD

The Trust has a standing audit committee consisting of all of the Trust's disinterested Trustees. The audit committee's function is to recommend to the Board of Trustees a firm of independent accountants to conduct the annual audit of the Trust's financial statements; review with such firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.


The Trust has a valuation committee consisting of Peter D. Noris, Harvey Blitz, Norman Abrams, Kevin Byrne, Brian O'Neil, and such other officers of the Trust, the Manager, and Chase Global Funds Services Company, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Mr. Noris or Mr. Blitz from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.


The Trust has a compensation committee consisting of Jettie M. Edwards, William
K. Kearns, Jr., Christopher P.A. Komisarjevsky and Harvey Rosenthal. The compensation committee's function is to review the Trustees' compensation arrangements.

The Trust has a conflicts committee consisting of Peter D. Noris and William T. McCaffrey. The conflicts committee's function is to take any action necessary to resolve conflicts among shareholders.

COMPENSATION OF THE TRUSTEES

Each Trustee, other than those who are "interested persons" of the Trust (as defined in the 1940 Act), receives from the Trust an annual fee of $25,000 plus an additional fee of $1,000 per Board meeting and $500 per committee meeting attended in person or by telephone.

                           Trustee Compensation Table*


TRUSTEE                                       AGGREGATE            PENSION OR             TOTAL
                                             COMPENSATION          RETIREMENT          COMPENSATION
                                            FROM THE TRUST      BENEFITS ACCRUED    FROM TRUST PAID TO
                                                                   AS PART OF            TRUSTEES
                                                                 TRUST EXPENSES
Peter D. Noris                                   $-0-                 $-0-                 $-0-
Jettie M. Edwards                              $30,000                $-0-               $30,000
William M. Kearns, Jr.                         $30,000                $-0-               $30,000
Christopher P.A. Komisarjevsky                $30,000**               $-0-              $30,000**
Harvey Rosenthal                               $30,000                $-0-               $30,000
William T. McCaffrey                             $-0-                 $-0-                 $-0-
Michael Hegarty                                  $-0-                 $-0-                 $-0-



----------
*  For the initial fiscal year.
** Mr. Komisarjevsky has elected to participate in the Trust's deferred compensation plan. As of December 31, 1998, Mr. Komisarjevsky had accrued $32,424 (including interest).


A deferred compensation plan for the benefit of the Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

THE TRUST'S OFFICERS

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of the Manager, Equitable Distributors, Inc. ("EDI"), Equitable or Chase Global Funds Services Company. The Trust's principal officers are:



NAME, AGE AND POSITION WITH TRUST                   PRINCIPAL OCCUPATION DURING
                                                    LAST FIVE YEARS
Peter D. Noris (43)                                 (see above)
 President

Norman Abrams (50)                                  Vice President and
 Vice President and Secretary                       Associate General Counsel,
                                                    Equitable Life since
                                                    January 1997. Vice
                                                    President and Counsel,
                                                    Equitable Life from October
                                                    1991 to December 1996.

Harvey Blitz (52)                                   Senior  Vice  President,
 Vice President and Chief Financial Officer         Equitable  Life  since
                                                    September  1987. Deputy
                                                    Chief Financial Officer,
                                                    Equitable Life since
                                                    September 1992. Senior Vice
                                                    President, The Equitable
                                                    Companies Incorporated
                                                    since July 1992. Director,
                                                    The Equitable of Colorado,
                                                    Inc. since September 1992.
                                                    Director and Chairman,
                                                    Frontier Trust Company
                                                    since April 1993 and
                                                    September 1995,
                                                    respectively. Director,
                                                    Equitable
                                      -41-

NAME, AGE AND POSITION WITH TRUST                   PRINCIPAL OCCUPATION DURING
                                                    LAST FIVE YEARS

                                                    Distributors, Inc.,
                                                    February 1995 to May 1996.
                                                    Director and Senior Vice
                                                    President, EquiSource since
                                                    October 1992 and June 1993,
                                                    respectively. Director and
                                                    Executive Vice President,
                                                    EQ Financial Consultants,
                                                    Inc. since September 1992
                                                    and November 1996,
                                                    respectively. Director,
                                                    Equitable Realty Assets
                                                    Corporation since December
                                                    1996.

Brian O'Neil (47)                                   Executive Vice President,
                                                    Equitable Life since
                                                    November 1998. Vice
                                                    President Chief Investment
                                                    Officer, AXA Investment
                                                    Management Paris since
                                                    July 1995. Executive Vice
                                                    President and Chief
                                                    Investment Officer,
                                                    Equitable Life since 1992.

Kevin R. Byrne (42)                                 Vice President and
 Vice President and Treasurer                       Treasurer, The Equitable
                                                    Companies Incorporated and
                                                    Equitable Life. Treasurer,
                                                    Frontier Trust Company and
                                                    EquiSource. Vice President
                                                    and Treasurer, Equitable
                                                    Casualty Insurance Company.

Robin K. Murray (43)                                Vice President, Office of
 First Vice President                               the Chief Investment
                                                    Officer, and First Vice
                                                    President, Equitable
                                                    Financial Consultants, Inc.
                                                    since May 1997. Vice
                                                    President, Office of the
                                                    President, Equitable Life
                                                    since 1996. Vice President,
                                                    Income Management Group,
                                                    Equitable Life since 1994;
                                                    Assistant Vice President of
                                                    Marketing, Equitable Life
                                                    from 1989 to 1994.

Martin J. Telles (50)                               Executive Vice President
 Vice President                                     and Chief Marketing
                                                    Officer, Equico Securities
                                                    since 1993. Director, Royal
                                                    Alliance.

Mary Joan Hoene, Esq. (49)                          Vice President and Counsel,
 Vice President                                     Insurance Division,
                                                    Equitable Life since 1998.
                                                    Divisional Senior Vice
                                                    President, Financial
                                                    Institution and Government
                                                    Affairs, AIG Technical
                                                    Services from 1994 to 1998.
                                                    General Counsel, Mitchell
                                                    Hutchins Asset Management
                                                    Inc., from 1988
                                                    to 1994.

Allen T. Zabusky (47)                               Vice President and Deputy
 Vice President and Controller                      Controller, Equitable Life
                                                    since 1990. Controller,
                                                    The Equitable of Colorado,
                                                    Inc. since 1996.

Mary E. Cantwell (37)                               Assistant Vice President,
 Assistant Vice President                           Office of the Chief
                                                    Investment Officer,
                                                    Equitable Life since
                                                    September 1997. Assistant
                                                    Vice  President, Equitable
                                                    Financial Consultants, Inc.
                                                    since September 1997.
                                                    Marketing Director, Income
                                                    Management Group, Equitable
                                                    Life since 1994. Marketing
                                                    Manager, Equitable Life
                                                    since 1991.

Paul Roselli (34)                                   Vice President, Fund
 Assistant Treasurer                                Administration, Chase
                                                    Global Funds Services
                                                    Company since March 1997.
                                                    Assistant Manager of Fund
                                                    Accounting, Brown Brothers
                                                    Harriman from July 1993 to
                                                    March 1997.

Karl O. Hartmann (43)                               Senior Vice President and
 Assistant Secretary                                General Counsel, Chase
                                                    Global Funds Services
                                                    Company.

Lloyd Lipsett (34)                                  Vice President and
 Assistant Secretary                                Associate General Counsel,
                                                    Chase Global Funds Services
                                                    Company since 1997.
                                                    Associate, Hale and Dorr
                                                    (law firm), 1995 to 1997.
                                                    Associate, Choate, Hall &
                                                    Stewart (law firm), 1993
                                                    to 1995.


CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES


The Trust continuously offers its shares to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") and to participants in tax-qualified retirement plans. Class IB shares currently are sold only to separate accounts of The Equitable Life Assurance Society of the United States ("Equitable"). Class IA shares currently are sold only to the Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of 100% of the Trust's Class IB shares as of March 1, 1999. Equitable is organized as a New York Stock life insurance company and is a wholly owned subsidiary of The Equitable Companies, Incorporated, a subsidiary of AXA, a French insurance holding company. During 1999, The Equitable Companies, Incorporated plans to change its name to AXA Financial, Inc.


As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts (the "Contract owners") and participants in the Equitable Plan the opportunity to instruct them as to how shares allocable to their Contracts or to the Equitable Plan will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of the date of this Statement of Additional Information ("SAI"), no Contract owners owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio. As of the date of this SAI, no participant in the Equitable Plan had interests in the Equitable Plan entitling such person to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

The Trust may in the future offer its shares to separate accounts of insurance companies unaffiliated with Equitable, as well as to tax-qualified retirement plans in addition to the Equitable Plan. The Trust does not currently foresee any disadvantages to Contract owners or participants in the Equitable Plan arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other or to tax-qualified retirement plans in addition to the Equitable Plan. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts and tax-qualified retirement plans might conflict. In the case of a material irreconcilable conflict, one or more separate accounts or tax-qualified retirement plans might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.


INVESTMENT MANAGEMENT AND OTHER SERVICES


THE MANAGER


EQ Financial Consultants, Inc. ("EQFC" or "Manager") is the investment manager for each Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price"), Rowe Price-Fleming International, Inc. ("Price Fleming"), Putnam Investment Management, Inc. ("Putnam Management"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Asset Management Inc. ("MSAM"), Warburg Pincus Asset Management, Inc. ("Warburg"), Merrill Lynch Asset Management, L.P. ("MLAM"), Lazard Asset Management ("LAM"), a division of Lazard Freres and Company, LLC, J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Bankers Trust Company ("Bankers Trust"), Evergreen Asset Management Corp. ("Evergreen"), Alliance Capital Management, L.P. ("Alliance"), and Capital Guardian Trust Company ("Capital Guardian") (each an "Adviser," and together the "Advisers") serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectus.

The Manager is an investment adviser registered with the SEC under the 1940 Act and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act"). The Manager has served as an investment manager to each Portfolio of the Trust since its inception. The Manager currently furnishes specialized investment advice to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other business entities. The Manager is a wholly-owned subsidiary of Equitable Holding Corporation, a wholly-owned subsidiary of Equitable. During 1999, the Manager plans to change its name to AXA Advisors, Inc.


Equitable, which is a New York life insurance company and one of the largest life insurance companies in the United States, is a wholly-owned subsidiary of The Equitable Companies Incorporated ("The Equitable Companies"), a publicly-owned holding company. The principal offices of The Equitable Companies and Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.


AXA is the largest shareholder of The Equitable Companies. On March 1, 1999, AXA owned, directly or indirectly through its affiliates, 58.4% of the outstanding common stock of The Equitable Companies. AXA is the holding company for an international group of insurance and related financial services companies.

AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.


The Trust and Manager have entered into an investment management agreement ("Management Agreement"). This was initially approved by the Board of Trustees on March 31, 1997. The Management Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the Adviser for each Portfolio; (iii) monitor the Adviser's investment programs and results;
(iv) review brokerage matters; (v) oversee compliance by the Trust with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement requires the Manager to provide the Trust with office space, office equipment, and personnel necessary to operate and administer the Trust's business, and also to supervise the provision of services by third parties. The continuance of the Management Agreement, with respect to each Portfolio, after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and
(ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager as described below for the investment management services the Manager provides each Portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each Portfolio are limited to the extent described in the "Management of the Trust -- Expense Limitation Agreement" section of the Prospectus.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contract owners; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class IB shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of its shares.

The table below shows the fees paid by each Portfolio to the Manager during the year ended December 31, 1998. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement.




PORTFOLIO                                          MANAGEMENT      MANAGEMENT FEE       TOTAL AMOUNT OF
                                                      FEE         PAID TO MANAGER       FEES WAIVED AND
                                                                  AFTER FEE WAIVER       OTHER EXPENSES
                                                                                      ASSUMED BY MANAGER
Merrill Lynch Basic Value Equity Portfolio          $632,783           $396,615            $236,168
Merrill Lynch World Strategy Portfolio              $179,486            $75,018            $104,468
MFS Emerging Growth Companies Portfolio           $1,351,932           $881,342            $470,590
MFS Research Portfolio                            $1,319,969           $842,389            $477,580
EQ/Putnam Balanced Portfolio                        $269,939            $99,960            $169,979
EQ/Putnam Growth & Income Value Portfolio         $1,654,313         $1,069,169            $585,144
EQ/Putnam International Equity Portfolio            $673,315           $421,928            $251,387
EQ/Putnam Investors Growth Portfolio                $497,899           $282,976            $214,923
T. Rowe Price Equity Income Portfolio             $1,000,224           $661,278            $338,946
T. Rowe Price International Stock Portfolio         $788,805           $573,446            $215,359
Warburg Pincus Small Company Value Portfolio      $1,012,129           $738,570            $273,559
Morgan Stanley Emerging Markets Equity Portfolio    $364,795           $105,117            $259,678
BT Equity 500 Index Portfolio                       $210,001                 $0            $232,207
BT International Equity Index Portfolio              $98,039                 $0            $180,103
BT Small Company Index Portfolio                     $45,728                 $0            $220,614
JPM Core Bond Portfolio                             $172,507            $86,266             $86,241
Lazard Large Cap Value Portfolio                    $160,570            $73,011             $87,559
Lazard Small Cap Portfolio                          $194,797           $111,500             $83,297




The EQ/Evergreen Foundation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity and Capital Guardian International Portfolios are not included in the above table because they had no operations during the year ended December 31, 1998.


THE ADVISERS


On behalf of the T. Rowe Price Equity Income Portfolio and the T. Rowe Price International Stock Portfolio, the Manager has entered into investment advisory agreements ("Advisory Agreements") with T. Rowe Price and Price Fleming, respectively. Additionally, the Manager has entered into an Advisory Agreement on behalf of EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam Balanced Portfolio with Putnam Management. The Manager has entered into an Advisory Agreement on behalf of MFS Research Portfolio, MFS Emerging Growth Companies Portfolio and MFS Growth with Income Portfolio with MFS. The Manager has entered into Advisory Agreements on behalf of Morgan Stanley Emerging Markets Equity Portfolio and Warburg Pincus Small Company Value Portfolio with MSAM and Warburg, respectively. The Manager has entered into an Advisory Agreement on behalf of Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio with MLAM. The Manager has entered into an Advisory Agreement on behalf of Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio with LAM. The Manager has entered into an Advisory Agreement on behalf of the JPM Core Bond Portfolio with J.P. Morgan. The Manager has entered into an Advisory Agreement on behalf of BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio with Bankers Trust. The Manager has entered into an Advisory Agreement on behalf of EQ/Evergreen Foundation

Portfolio and EQ/Evergreen Portfolio with Evergreen. The Manager has entered into an Advisory Agreement on behalf of EQ/Alliance Premier Growth Portfolio with Alliance. Finally, the Manager has entered into an Advisory Agreement on behalf Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, and Capital Guardian International Portfolio with Capital Guardian. The Advisory Agreements obligate T. Rowe Price, Price Fleming, Putnam Management, MFS, Warburg, MSAM, MLAM, LAM, J.P. Morgan, Bankers Trust, Evergreen, Alliance, and Capital Guardian to: (i) make investment decisions on behalf of their respective Portfolios; (ii) place all orders for the purchase and sale of investments for their respective Portfolios with brokers or dealers selected by the Manager or an Adviser; and (iii) perform certain limited related administrative functions in connection therewith.


During the year ended December 31, 1998, the Manager paid the following fees to each Adviser with respect to the Portfolios listed below pursuant to the Investment Advisory Agreements:


PORTFOLIO                                           ADVISORY FEE PAID


Merrill Lynch Basic Value Equity Portfolio               $454,234
Merrill Lynch World Strategy Portfolio                   $128,253
MFS Emerging Growth Companies Portfolio                  $955,058
MFS Research Portfolio                                   $935,189
EQ/Putnam Balanced Portfolio                             $245,492
EQ/Putnam Growth & Income Value Portfolio              $1,395,817
EQ/Putnam International Equity Portfolio                 $625,984
EQ/Putnam Investors Growth Portfolio                     $453,137
T. Rowe Price Equity Income Portfolio                    $727,501
T. Rowe Price International Stock Portfolio              $506,294
Warburg Pincus Small Company Value Portfolio             $778,163
Morgan Stanley Emerging Markets Equity Portfolio         $364,354
BT Equity 500 Index Portfolio                             $42,047
BT International Equity Index Portfolio                   $42,067
BT Small Company Index Portfolio                           $9,143
JPM Core Bond Portfolio                                   $15,022
Lazard Large Cap Value Portfolio                         $123,634
Lazard Small Cap Value Portfolio                         $158,214

No advisory fees were paid to Evergreen, MFS on behalf of MFS Growth with Income Portfolio, Alliance, or Capital Guardian during the year ended December 31, 1998.



The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Portfolios are not associated with any one portfolio manager, and benefit from independent specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Trust has received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the SEC order, the Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular Advisory Agreements or continue the employment of existing Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. Although shareholder approval would not be required for the termination of Advisory

Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

When a Portfolio has more than one Adviser, the assets of each Portfolio are allocated by the Manager among the Advisers selected for the Portfolio. Each Adviser has discretion, subject to oversight by the Trustees, and the Manager, to purchase and sell portfolio assets, consistent with each Portfolio's investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Adviser provides any services to any Portfolio except asset management and related recordkeeping services. However, an Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

THE ADMINISTRATOR

Pursuant to an administrative agreement ("Mutual Funds Services Agreement"), Chase Global Funds Services Company ("Administrator") provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

The Administrator was organized as a Delaware corporation. Its principal place of business is at 73 Tremont Street, Boston, Massachusetts 02108. The Mutual Funds Services Agreement was reapproved by the Board of Trustees on March 3, 1998 and will continue in effect from year to year unless terminated by any party upon not less than ninety (90) days' prior written notice to the other party.

During the year ended December 31, 1998, the Administrator was paid the following fees, by the Administrator with respect to each Portfolio:


PORTFOLIO                                                 ADMINISTRATION FEE


Merrill Lynch Basic Value Equity Portfolio                      $92,138
Merrill Lynch World Strategy Portfolio                          $48,992
MFS Emerging Growth Companies Portfolio                        $166,093
MFS Research Portfolio                                         $160,767
EQ/Putnam Balanced Portfolio                                    $65,412
EQ/Putnam Growth & Income Value Portfolio                      $191,609
EQ/Putnam International Equity Portfolio                        $92,040
EQ/Putnam Investors Growth Portfolio                            $80,365
T. Rowe Price Equity Income Portfolio                          $131,283
T. Rowe Price International Stock Portfolio                    $120,081
Warburg Pincus Small Company Value Portfolio                   $113,472
Morgan Stanley Emerging Markets Equity Portfolio                $58,490
BT Equity 500 Index Portfolio                                   $91,209
BT International Equity Index Portfolio                         $89,083
BT Small Company Index Portfolio                                $97,220
JPM Core Bond Portfolio                                         $52,546
Lazard Large Cap Value Portfolio                                $47,035
Lazard Small Cap Value Portfolio                                $45,857

The EQ/Evergreen Foundation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity and Capital Guardian International Portfolios did not pay a fee to the Administrator during the year ended December 31, 1998.

THE DISTRIBUTORS


The Trust has distribution agreements with EQFC and EDI (each also referred to as a "Distributor," and together "Distributors"), each an indirect wholly-owned subsidiary of Equitable. The address for both EQFC and EDI is 1290 Avenue of the Americas, New York, New York 10104. EQFC is one of the Distributors for the Trust's Class IA shares and Class IB shares and also serves as the Manager of the Trust. EDI serves as one of the Distributors for the Trust's Class IA shares and Class IB shares.

The Trust's distribution agreements with respect to the Class IA shares and Class IB shares ("Distribution Agreements") were reapproved by the Board of Trustees at a Board meeting held on April 12, 1999. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan or any such related agreement ("Independent Trustees") and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.


The Distributors or their affiliates for the Class IA shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class IA shares to prospective Contract owners and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class IA shares to prospective Contract owners.


Pursuant to the Class IB Distribution Plan the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.


The Class IB Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Class IB Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under terms of the Class IB Distribution Plan and the Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributors that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.


The Class IB Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under either the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

The Distributors for each class of shares will pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. EQFC also serves as the Distributor for shares of the Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributors shall accept orders for shares at net asset value without sales commission or load being charged. The Distributors have made no firm commitment to acquire shares of any Portfolio.

A description of the Class IB Distribution Plan with respect to the Class IB shares and related services and fees thereunder is provided in the Prospectus for the Class IB shares of the Portfolios. On April 12, 1999, the Board of Trustees of the Trust, including the Independent Trustees, considered the reapproval of the Class IB Distribution Plan. In connection with its consideration of the Class IB Distribution Plan, the Board of Trustees was furnished with a copy of the Class IB Distribution Plan and the related materials, including information related to the advantages and disadvantages of the Class IB Distribution Plan. Legal counsel for the Independent Trustees discussed the legal and regulatory considerations in readopting the Class IB Distribution Plan.

The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which makes continuation of the Class IB Distribution Plan, necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would continue to address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the Trust; (v) the effect of the Class IB Distribution Plan on existing owners of Contracts; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the Trust.


Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Class IB Distribution Plan is reasonably likely to continue to benefit the Trust and the shareholders of its Portfolios and approved its continuance.

The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class IB Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to .50% of average daily net assets annually) that may be spent for distribution of Class IB shares of any Portfolio without the approval of Class IB shareholders of that Portfolio.

The table below shows the amount paid by each Portfolio to each of the Distributors pursuant to the Distribution Plan for the year ended December 31, 1998:



PORTFOLIO                                                    DISTRIBUTION FEE       DISTRIBUTION FEE            TOTAL
                                                                PAID TO EQF            PAID TO EDI         DISTRIBUTION FEES

Merrill Lynch Basic Value Equity Portfolio                       $190,254               $97,374                $287,628
Merrill Lynch World Strategy Portfolio                            $46,865               $17,237                $64,102
MFS Emerging Growth Companies Portfolio                          $376,888               $236,809               $613,697
MFS Research Portfolio                                           $255,532               $344,454               $599,986
EQ/Putnam Balanced Portfolio                                     $115,264                $7,435                $122,699
EQ/Putnam Growth & Income Value Portfolio                        $221,883               $530,078               $751,961
EQ/Putnam International Equity Portfolio                            $0                  $240,470               $240,470
EQ/Putnam Investors Growth Portfolio                                $0                  $226,318               $226,318
T. Rowe Price Equity Income Portfolio                            $433,183               $21,464                $454,647
T. Rowe Price International Stock Portfolio                      $250,434               $12,461                $262,895
Warburg Pincus Small Company Value Portfolio                     $364,576               $24,617                $389,193
Morgan Stanley Emerging Markets Equity Portfolio                  $64,145               $15,158                $79,303
BT Equity 500 Index Portfolio                                     $41,616               $168,385               $210,001
BT International Equity Index Portfolio                           $4,446                $65,476                $69,922
BT Small Company Index Portfolio                                  $4,113                $41,615                $45,728
JPM Core Bond Portfolio                                             $0                  $95,837                $95,837
Lazard Large Cap Value Portfolio                                    $0                  $72,986                $72,986
Lazard Small Cap Value Portfolio                                    $0                  $60,874                $60,874




The EQ/Evergreen Foundation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity and Capital Guardian International Portfolios did not pay any distribution fees or expenses during the year ended December 31, 1998.


BROKERAGE ALLOCATION AND OTHER STRATEGIES

BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to Equitable, the Manager or Advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust's shares.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act and by policies adopted by the Trustees, the Manager and Advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

The Manager and Advisers do not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager's and Advisers' expenses in managing the Portfolios.

During the year ended December 31, 1998, the Portfolios paid the amounts indicated in brokerage commissions:


PORTFOLIO                                            BROKERAGE COMMISSIONS PAID


Merrill Lynch Basic Value Equity Portfolio                    $397,472
Merrill Lynch World Strategy Portfolio                        $ 89,702
MFS Emerging Growth Companies Portfolio                       $572,677
MFS Research Portfolio                                        $602,002
EQ/Putnam Balanced Portfolio                                  $ 62,166
EQ/Putnam Growth & Income Value Portfolio                     $529,088
EQ/Putnam International Equity Portfolio                      $502,896
EQ/Putnam Investors Growth Portfolio                          $141,031
T. Rowe Price Equity Income Portfolio                         $143,543
T. Rowe Price International Stock Portfolio                   $179,993
Warburg Pincus Small Company Value Portfolio                  $690,305
Morgan Stanley Emerging Markets Equity Portfolio              $246,559
BT Equity 500 Index Portfolio                                 $ 87,608
BT International Equity Index Portfolio                       $ 26,510
BT Small Company Index Portfolio                              $ 38,914
JPM Core Bond Portfolio                                        $ 7,380

PORTFOLIO                                            BROKERAGE COMMISSIONS PAID

Lazard Large Cap Value Portfolio                              $ 95,425
Lazard Small Cap Value Portfolio                              $ 79,393


The EQ/Evergreen Foundation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity and Capital Guardian International Portfolios did not pay any brokerage commissions during the year ended December 31, 1998.



BROKERAGE TRANSACTIONS WITH AFFILIATES


In December 1984, Equitable acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with those entities or may invest in shares of the investment companies with which those entities have affiliations. T. Rowe Price and Price-Fleming, the Advisers to the T. Rowe Price International Stock and T. Rowe Price Equity Income Portfolios, may execute portfolio transactions through certain affiliates of Fleming and Jardine Fleming, which are persons indirectly related to the Advisers, acting as an agent in accordance with procedures established by the Trust's Board of Trustees. MLAM, the Adviser to the Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, may execute portfolio transactions through certain affiliates of MLAM. MSAM, the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio, may execute portfolio transactions through certain affiliates of MSAM. LAM, the Adviser to the Lazard Large Cap Value Portfolio, and Lazard Small Cap Value Portfolio, may execute portfolio transactions through certain affiliates of LAM. J.P. Morgan, the Adviser to the JPM Core Bond Portfolio, may execute portfolio transactions through certain affiliates of J.P. Morgan. Bankers Trust, the Adviser to BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust. Evergreen, the Adviser to the EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio, may execute portfolio transactions through certain affiliates of Evergreen and First Union, including Lieber & Company. Alliance, the Adviser to the EQ/Alliance Premier Growth Portfolio, may execute portfolio transactions with certain affiliates of Alliance, including DLJ and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. Capital Guardian, the Adviser to the Capital Guardian Research Portfolio, the Capital Guardian U.S. Equity Portfolio and the Capital Guardian International Portfolio, does not have an affiliated broker through which it would execute portfolio transactions.


To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager and Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager and Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

During the year ended December 31, 1998, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Advisers to each Portfolio.


PORTFOLIO                                                AFFILIATED               AGGREGATE        PERCENTAGE OF      PERCENTAGE OF
                                                        BROKER-DEALER             BROKERAGE        TOTAL BROKERAGE    TRANSACTIONS
                                                                               COMMISSIONS PAID      COMMISSIONS         (BASED
                                                                                                                        ON DOLLAR
                                                                                                                        AMOUNTS)
Merrill Lynch Basic Value Equity               Donaldson, Lufkin &  Jenrette       $14,104             3.55%              4.43%
Portfolio                                      Securities  Corporation ("DLJ")

                                               Merrill Lynch and Co.               $13,238             3.33%              3.15%


Merrill Lynch World Strategy Portfolio         DLJ                                 $ 2,260             2.52%              3.40%

                                               Merrill Lynch and Co.               $ 5,171             5.76%              7.31%


MFS Research Portfolio                         DLJ                                 $   408              .07%               .07%

                                               Pershing Trading Company, L.P.      $    48              .01%               .01%


MFS Emerging Growth Companies Portfolio        Pershing Trading Company, L.P.      $   600              .10%               .12%


T. Rowe Price Equity Income Portfolio          DLJ                                 $ 3,544             2.47%              1.53%


T. Rowe Price International Stock Portfolio    Jardine Fleming Securities Ltd.     $ 1,978             1.10%               .72%

                                               Robert Fleming Co.                  $ 5,249             2.92%              3.41%

                                               Ord Minnett - New Zealand - Ltd     $   326              .18%               .13%

                                               Ord Minnett Group, Ltd.             $   155              .09%               .06%

                                               DLJ                                 $   165              .09%               .14%


Morgan Stanley Emerging Markets Equity         Morgan Stanley & Co.                $   596              .24%               .18%
Portfolio


Lazard Small Cap Value Portfolio               DLJ                                 $   150              .19%               .15%




The EQ/Evergreen Foundation, EQ/Evergreen, MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian Research, Capital Guardian U.S. Equity and Capital Guardian International Portfolios did not pay any brokerage commissions during the year ended December 31, 1998.


PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares at each Portfolio's net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of a Portfolio of the Trust will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

         o The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items", if any, allocated to that Portfolio. "General Items" include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

         o The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, changes and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust's Board of Trustees considers fair and equitable.


The value of each Portfolio will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.


Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:

         o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

         o Foreign securities not traded directly, or in ADRs or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin. Foreign currency is converted into United States dollar equivalent at current exchange rates.

         o United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, are valued at representative quoted prices.

         o Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

         o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities in such Portfolios which mature in more than 60 days are valued at representative quoted prices.

         o Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

         o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

         o Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities.

If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

         o Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

         o Futures contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

         o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.


The Manager and Advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. In addition, there may be occasions where a different pricing provider or methodology is used. The Manager and Advisers will continuously monitor the performance of these services.


REDEMPTION OF SHARES

The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (i) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or
(iii) as the SEC may otherwise permit.

The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

TAXATION

Each Portfolio is treated for federal income tax purposes as a separate taxpayer. The Trust intends that each Portfolio shall qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains which are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio investing in foreign securities or currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio. However, if foreign securities comprise more than 50% of the year-end value of a Portfolio, the Portfolio may elect to pass through such foreign taxes as a deemed dividend to shareholders. In such a case the shareholder and not the Portfolio would be entitled to claim a federal tax deduction or credit for foreign taxes, as appropriate. The deduction or credit will not necessarily result in a direct or immediate benefit to Contract owners.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

In addition, the Secretary of the Treasury has regulatory authority to exclude from qualifying income described above foreign currency gains which are not "directly related" to a regulated investment company's "principal business of investing" in stock, securities or related options or futures. The Secretary of the Treasury has not to date exercised this authority.

Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

         o 98% of the Portfolio's ordinary income for the calendar year;

         o 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

         o any undistributed ordinary income or capital gain net income for the prior year.

The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

Because the Trust is used to fund non-qualified Contracts, each Portfolio must meet the diversification requirements imposed by the Code or these Contracts will fail to qualify as life insurance and annuities. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L of the Code, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. In the context of United States Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States) each United States Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the first day of each calendar year quarter. There is a thirty (30) day period after the end of each calendar year quarter in which to cure any non-compliance.

PORTFOLIO PERFORMANCE

COMPUTATION OF TOTAL RETURN

Each Portfolio may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)1/n

where "T" equals average annual total return; where "ERV", the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period; where "P" equals a hypothetical initial investment of $1,000; and where "n" equals the number of years.

Each Portfolio's total return will vary from time to time depending upon market conditions, the composition of each Portfolio's investment portfolio and operating expenses of the Trust allocated to each Portfolio. Total return should also be considered relative to changes in the value of a Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These total return figures do not reflect insurance company expenses and fees applicable to the Contracts. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

NON-STANDARD PERFORMANCE

In addition to the performance information described above, each Portfolio may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Computation of Total Return" above except that no annualization is made.

OTHER SERVICES

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Trust.

CUSTODIAN

The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the custody agreement between the Trust and The Chase Manhattan Bank, The Chase Manhattan Bank maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. The Chase Manhattan Bank is also required, upon the order of the Trust, to deliver securities held by The Chase Manhattan Bank, and to make payments for securities purchased by the Trust. The Chase Manhattan Bank has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent for the Trust. Equitable receives no compensation for providing such services for the Trust.

COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, N.W. Washington, D.C. 20006, serves as counsel to the Trust.

Sullivan & Worcester, LLP, 1025 Connecticut Avenue, N.W., Suite 1000, Washington, D.C. 20036, serves as counsel to the independent Trustees of the Trust.

FINANCIAL STATEMENTS


The audited financial statements for the period ended December 31, 1998, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the SEC on March 16, 1999, are incorporated by reference and made a part of this document.

                                                                      APPENDIX A

                                EQ ADVISORS TRUST
                          INVESTMENT STRATEGIES SUMMARY



                                                           Borrowings    Borrowings
                                          Asset-backed   (emergencies,  (leveraging  Convertible               Inverse      Brady
           PORTFOLIO                      Securities     (Aredemptions)   purposes)  Securities  Floaters(A)  Floaters(A)  Bonds(B)
           ---------                      ----------     --------------   ---------  ----------  -----------  -----------  --------
T. Rowe Price International Stock             N           Y - 33.3%           N          Y           N            N          N
T. Rowe Price Equity Income                   N           Y - 33.3%           N          Y           N            N          N
EQ/Putnam Growth & Income Value               N           Y - 10.0%           N          Y           N            N          N
EQ/Putnam International Equity                N           Y - 10.0%           N          Y           N            N          N
EQ/Putnam Investors Growth                    N           Y - 10.0%           N          Y           N            N          N
EQ/Putnam Balanced                            Y           Y - 10.0%           N          Y           Y            N          Y
MFS Research                                  N           Y - 33.3%           N          Y           N            N          N
MFS Emerging Growth Companies                 Y           Y - 33.3%           N          Y           N            N          Y
MFS Growth with Income                        N           Y - 10.0%           N          Y           N            N          N
Morgan Stanley Emerging Markets Equity        Y           Y - 33.3%           N          Y           Y            Y          Y
Warburg Pincus Small Company Value            N           Y - 30.0%           N          Y           N            N          N
Merrill Lynch World Strategy                  N           Y - 33.3%           N          Y           N            N          N
Merrill Lynch Basic Value Equity              N           Y - 33.3%           N          Y           N            N          N
Lazard Large Cap Value                        N           Y - 10.0%       Y - 33.3%      Y           Y            N          N
Lazard Small Cap Value                        N          Y - 15.0%(E)         N          Y           Y            N          N
JPM Core Bond                                 Y           Y - 33.3%           N          Y           N            N          Y
BT Small Company Index                        Y           Y - 33.3%           N          Y           N            N          N
BT International Equity Index                 Y           Y - 33.3%           N          Y           N            N          N
BT Equity 500 Index                           Y           Y - 33.3%           N          Y           N            N          N
EQ/Evergreen Portfolio                        N           Y - 33.3%           N          Y           N            N          N
EQ/Evergreen Foundation Portfolio             N           Y - 33.3%           N          Y           N            N          N
EQ/Alliance Premier Growth Portfolio          N           Y - 5.0%            N          Y           N            N          N
Capital Guardian Research Portfolio           N           Y - 5.0%            N          Y           N            N          N
Capital Guardian U.S. Equity Portfolio        N           Y - 5.0%            N          Y           N            N          N
Capital Guardian International Portfolio      N           Y - 5.0%            N          Y           N            N          N





                                                                      Foreign   Foreign
                                                          Foreign    Currency  Currency   Options
                                           Depository    Currency    Forward    Futures  (exchange
           PORTFOLIO                       Receipts(B)  Spot Trans.   Trans.   Trans.(A)   traded)
           ---------                       -----------  -----------   ------   ---------   -------
T. Rowe Price International Stock                Y           Y           Y         Y          Y
T. Rowe Price Equity Income                      Y           Y           Y         Y          Y
EQ/Putnam Growth & Income Value                  Y           Y           Y         Y          Y
EQ/Putnam International Equity                   Y           Y           Y         Y          Y
EQ/Putnam Investors Growth                       Y           Y           Y         Y          Y
EQ/Putnam Balanced                               Y           Y           Y         Y          Y
MFS Research                                     Y           Y           N         N          N
MFS Emerging Growth Companies                    Y           Y           Y         Y          Y
MFS Growth with Income                           Y           Y           Y         Y          Y
Morgan Stanley Emerging Markets Equity           Y           Y           Y         Y          Y
Warburg Pincus Small Company Value               Y           Y           Y         Y          Y
Merrill Lynch World Strategy                     Y           Y           Y         Y          Y
Merrill Lynch Basic Value Equity              Y - 10%        Y           Y         Y          Y
Lazard Large Cap Value                        Y - 10%        Y           N         N          N
Lazard Small Cap Value                           N           N           N         N          N
JPM Core Bond                                    Y           Y           Y         Y          Y
BT Small Company Index                           N           N           N         N          N
BT International Equity Index                    Y           Y           Y         Y          Y
BT Equity 500 Index                              N           N           N         N          N
EQ/Evergreen Portfolio                           N           N           N         N          N
EQ/Evergreen Foundation Portfolio                Y           Y           Y         Y          Y
EQ/Alliance Premier Growth Portfolio             Y           Y           Y         Y          Y
Capital Guardian Research Portfolio              Y           N           N         N          N
Capital Guardian U.S. Equity Portfolio           Y           N           N         N          N
Capital Guardian International Portfolio         Y           Y           Y         Y          Y


--------------------------------------------------
(A) Considered a derivative security.
(B) Considered a foreign security.
(C) Written options must be "covered."
(D) Certain mortgages are considered derivatives.
(E) May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets).

                                        EQ ADVISORS TRUST
                                  INVESTMENT STRATEGIES SUMMARY

                                         Foreign       Foreign Currency                                                 Investment
                                         Options  (written, call   Foreign     Forward       Hybrid        Illiquid       Grade
        PORTFOLIO                        (OTC)       options)    Securities  Commitments  Instruments(A)  Securities  Fixed Income
        ---------                        -----     --------      ----------  -----------  --------------  ----------  ------------
T. Rowe Price International Stock          N          Y               Y            Y          Y - 10%       Y - 15%         Y
T. Rowe Price Equity Income                N          Y               Y            Y          Y - 10%       Y - 15%         Y
EQ/Putnam Growth & Income Value            Y          Y               Y            Y             N          Y - 15%         Y
EQ/Putnam International Equity             Y          Y               Y            Y             N          Y - 15%         Y
EQ/Putnam Investors Growth                 Y          Y               Y            Y             N          Y - 15%         Y
EQ/Putnam Balanced                         Y          Y               Y            Y             N          Y - 15%         Y
MFS Research                               N          N               Y            Y             N          Y - 15%         Y
MFS Emerging Growth Companies              Y          Y               Y            Y             N          Y - 15%         Y
MFS Growth with Income                     Y          Y               Y            Y             N          Y - 15%         Y
Morgan Stanley Emerging Market Equity      Y          Y               Y            Y             Y          Y - 15%         Y
Warburg Pincus Small Company Value         N          Y               Y            N             N          Y - 10%         Y
Merrill Lynch World Strategy               Y          Y               Y            Y             N          Y - 15%         Y
Merrill Lynch Basic Value Equity           N          Y               Y            Y             N          Y - 15%         Y
Lazard Large Cap Value                     N          Y               Y            Y             N          Y - 10%         Y
Lazard Small Cap Value                     N          N               Y            Y             N          Y - 10%         Y
JPM Core Bond                              Y          Y               Y            Y             N          Y - 15%         Y
BT Small Company Index                     N          N               N            Y             N          Y - 15%         Y
BT International Equity Index              Y          Y               Y            Y             N          Y - 15%         Y
BT Equity 500 Index                        N          N               Y            Y             N          Y - 15%         Y
EQ/Evergreen Portfolio                     Y          Y               Y            Y             N          Y - 15%         Y
EQ/Evergreen Foundation Portfolio          N          Y               Y            Y             N          Y - 15%         N
EQ/Alliance Premier Growth Portfolio       Y          Y               Y            Y             N          Y - 15%         Y
Capital Guardian Research Portfolio        N          N               Y            Y          Y - 10%       Y - 15%         Y
Capital Guardian U.S. Equity Portfolio     N          N               Y            Y          Y - 10%       Y - 15%         Y
Capital Guardian International Portfolio   Y          Y               Y            Y          Y - 10%       Y - 15%         Y



                                            Non-Inv.                                                        Security   Security
                                            Grade             Loan       Mortgage     Direct    Municipal    Futures    Options
                                         Fixed Income   Participations   Related(D)  Mortgages  Securities  Trans.(A)  Trans.(C)
                                         ------------   --------------   ----------  ---------  ----------  ---------  ---------
T. Rowe Price International Stock              N             N               N            N         N           Y           Y
T. Rowe Price Equity Income                 Y - 10%          N               N            N         N           Y           Y
EQ/Putnam Growth & Income Value                Y             N               N            N         N           Y           Y
EQ/Putnam International Equity                 Y             N               N            N         N           Y           Y
EQ/Putnam Investors Growth                     Y             N               N            N         N           Y           Y
EQ/Putnam Balanced                             Y             Y               Y            N         N           Y           Y
MFS Research                                Y - 10%          N               N            N         N           N           N
MFS Emerging Growth Companies                  Y             Y               N            N         N           Y           Y
MFS Growth with Income                         Y             N               N            N         N           Y           Y
Morgan Stanley Emerging Market Equity          Y             Y               Y            N         Y           Y           Y
Warburg Pincus Small Company Value             Y             N               N            N         N           Y           Y
Merrill Lynch World Strategy                   Y             N               N            N         N           Y           Y
Merrill Lynch Basic Value Equity               N             N               N            N         N           Y           Y
Lazard Large Cap Value                         N             Y               Y            N         N           N           N
Lazard Small Cap Value                         N             Y               Y            N         N           N           N
JPM Core Bond                                  N             Y               Y            Y         Y           Y           Y
BT Small Company Index                         N             N               Y            N         N           Y           Y
BT International Equity Index                  N             N               Y            N         N           Y           Y
BT Equity 500 Index                            N             N               Y            N         N           Y           Y
EQ/Evergreen Portfolio                         N             N               N            N         N           Y           Y
EQ/Evergreen Foundation Portfolio              Y             N               Y            N         N           Y           Y
EQ/Alliance Premier Growth Portfolio           N             N               N            N         N           Y           Y
Capital Guardian Research Portfolio            N             N               N            N         N           Y           Y
Capital Guardian U.S. Equity Portfolio         N             N               N            N         N           Y           Y
Capital Guardian International Portfolio       N             N               N            N         N           Y           Y



-------------------------------------------------------------------
(A)  Considered a derivative security.
(B)  Considered a foreign security.
(C)  Written options must be "covered."
(D)  Certain mortgages are considered derivatives.
(E) May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets).

                                        EQ ADVISORS TRUST
                                  INVESTMENT STRATEGIES SUMMARY

                                             Passive      Payment    Real Estate               Reverse
                                             Foreign      In-Kind    Investment  Repurchase   Repurchase  Securities
          PORTFOLIO                         Inv. Comp.     Bonds       Trusts    Agreements   Agreements    Lending
          ---------                         ----------     -----       ------    ----------   ----------    -------
T. Rowe Price International Stock               Y            N            N           Y           N        Y - 33.3%
T. Rowe Price Equity Income                     N            N            N           Y           N        Y - 33.3%
EQ/Putnam Growth & Income Value                 N            Y            N           Y           N        Y - 25.0%
EQ/Putnam International Equity                  Y            N            N           Y           N        Y - 25.0%
EQ/Putnam Investors Growth                      N            N            N           Y           N        Y - 25.0%
EQ/Putnam Balanced                              N            Y            Y           Y           N        Y - 25.0%
MFS Research                                    N            N            N           Y           N        Y - 33.3%
MFS Emerging Growth Companies                   N            N            N           Y           N        Y - 30.0%
MFS Growth with Income                          N            N            N           Y           N        Y - 25.0%
Morgan Stanley Emerging Markets Equity          Y            Y            Y           Y           Y        Y - 33.3%
Warburg Pincus Small Company Value              N            N            N           Y           N        Y - 20.0%
Merrill Lynch World Strategy                    N            N            N           Y           N        Y - 20.0%
Merrill Lynch Basic Value Equity                N            N            N           Y           N        Y - 20.0%
Lazard Large Cap Value                          N            N            Y           Y           Y        Y - 10.0%
Lazard Small Cap Value                          N            N            Y           Y           N        Y - 10.0%
JPM Core Bond                                   N            Y            Y           Y           Y        Y - 33.3%
BT Small Company Index                          N            N            Y           Y           Y        Y - 30.0%
BT International Equity Index                   N            N            Y           Y           Y        Y - 30.0%
BT Equity 500 Index                             N            N            Y           Y           Y        Y - 30.0%
EQ/Evergreen Portfolio                          N            N            N           Y           Y        Y - 33.3%
EQ/Evergreen Foundation Portfolio               N            N            Y           Y           Y        Y - 33.3%
EQ/Alliance Premier Growth Portfolio            N            N            Y           Y           N        Y - 25.0%
Capital Guardian Research Portfolio             N            N            Y           Y           N            N
Capital Guardian U.S. Equity Portfolio          N            N            Y           Y           N            N
Capital Guardian International Portfolio        Y            N            Y           Y           N            N



                                            Short Sales    Small                                           Zero
                                              Against-    Company     Structured    Swap     U.S. Gov't   Coupon
                                              the-box    Securities    Notes(A)   Trans.(A)  Securities   Bonds
                                              -------    ----------    --------   ---------  ----------   -----
T. Rowe Price International Stock                N           N            N           N           Y         N
T. Rowe Price Equity Income                      N           N            N           N           Y         N
EQ/Putnam Growth & Income Value                  N           N            N           N           Y         Y
EQ/Putnam International Equity                   N           Y            N           N           Y         N
EQ/Putnam Investors Growth                       N           N            N           N           Y         N
EQ/Putnam Balanced                               N           Y            N           N           Y         Y
MFS Research                                     N           N            N           N           Y         N
MFS Emerging Growth Companies                    N           N            N           N           Y         N
MFS Growth with Income                           N           N            N           N           Y         Y
Morgan Stanley Emerging Markets Equity           Y           Y            Y           Y           Y         Y
Warburg Pincus Small Company Value               Y           Y            N           N           Y         N
Merrill Lynch World Strategy                     N           N            N           N           Y         N
Merrill Lynch Basic Value Equity                 N           N            N           N           Y         N
Lazard Large Cap Value                           N           N            N           N           Y         N
Lazard Small Cap Value                           N           Y            N           N           Y         N
JPM Core Bond                                    N           N            N           Y           Y         Y
BT Small Company Index                           N           Y            N           N           Y         N
BT International Equity Index                    N           N            N           Y           Y         N
BT Equity 500 Index                              N           N            N           N           Y         N
EQ/Evergreen Portfolio                           Y           Y            N           N           Y         N
EQ/Evergreen Foundation Portfolio                N           N            N           N           Y         N
EQ/Alliance Premier Growth Portfolio             N           N            N           N           Y         N
Capital Guardian Research Portfolio              N           Y            N           N           Y         N
Capital Guardian U.S. Equity Portfolio           N           Y            N           N           Y         N
Capital Guardian International Portfolio         N           Y            N           N           Y         N



---------------------------------------------------------------------
(A) Considered a derivative security.
(B) Considered a foreign security.
(C) Written options must be "covered."
(D) Certain mortgages are considered derivatives.
(E) May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets).

                                                                      APPENDIX B

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

       o  liquidity ratios are adequate to meet cash requirements;

       o  long-term senior debt is rated "A" or better;

       o the issuer has access to at least two additional channels of borrowing;

       o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

       o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

       o  the reliability and quality of management are unquestioned.


Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

       o  evaluation of the management of the issuer;

       o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

       o evaluation of the issuer's products in relation to competition and customer acceptance;

       o  liquidity;

       o  amount and quality of long-term debt;

       o  trend of earnings over a period of ten years;

       o financial strength of parent company and the relationships which exist with the issuer; and

       o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:

o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

o Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

o The rating C1 is reserved for income bonds on which no interest is being paid.

o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

o Bonds which are rated A possess many favorably investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)(1)        Agreement and Declaration of Trust.(1)

(a)(2)        Amended and Restated Agreement and Declaration of Trust.(2)

(a)(3)        Certificate of Trust.(1)

(a)(4)        Certificate of Amendment.(2)

(b)(1)(i)     By-Laws of the Trust.(1)

(c)(1)(ii)    None other than Exhibit (a)(2) and (b)(1)(i).


(d)           Investment Advisory Contracts


(d)(1)(i) Investment Management Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. dated April 14, 1997.(4)

(d)(1)(ii) Amendment No. 1, dated December 9, 1997 to Investment Management Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. dated April 14, 1997.(7)


(d)(1)(iii) Amendment No. 2, dated as of December 31, 1998 to Investment Management Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. dated April 14, 1997.

(d)(1)(iv) Form of Amendment No. 3, dated as of April 30, 1999, to Investment Management Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc.


(d)(2) Investment Advisory Agreement between EQ Financial Consultants, Inc. and T. Rowe Price Associates, Inc. dated April 1997.(4)

(d)(3) Investment Advisory Agreement between EQ Financial Consultants, Inc. and Rowe Price-Fleming International, Inc. dated April 1997.(4)

(d)(4) Investment Advisory Agreement between EQ Financial Consultants, Inc. and Putnam Investment Management, Inc. dated April 1997.(4)

(d)(5)(i) Investment Advisory Agreement between EQ Financial Consultants, Inc. and Massachusetts Financial Services Company dated April 1997.(4)


(d)(5)(ii) Amendment No. 1, dated as of December 31, 1998 to Investment Advisory Agreement by and between EQ Financial Consultants, Inc. and Massachusetts Financial Services Company dated April 1997.


(d)(6) Investment Advisory Agreement between EQ Financial Consultants, Inc. and Morgan Stanley Asset Management Inc. dated April 1997.(4)

(d)(7) Investment Advisory Agreement between EQ Financial Consultants, Inc. and Warburg, Pincus Counsellors, Inc. dated April 1997.(4)

(d)(8) Investment Advisory Agreement between EQ Financial Consultants, Inc. and Merrill Lynch Asset Management, L.P. dated April 1997.(4)

(d)(9) Investment Advisory Agreement between EQ Financial Consultants, Inc. and Lazard Freres & Co. LLC dated December 9, 1997.(7)

(d)(10) Investment Advisory Agreement between EQ Financial Consultants, Inc. and J.P. Morgan Investment Management, Inc. dated December 9, 1997.(7)

(d)(11) Investment Advisory Agreement between EQ Financial Consultants, Inc. and Bankers Trust Global Investment Management, a unit of Bankers Trust Company, dated December 9, 1997.(7)


(d)(12) Investment Advisory Agreement by and between EQ Financial Consultants, Inc. and Evergreen Asset Management Corp., dated as of December 31, 1998.

(d)(13) Form of Investment Advisory Agreement between EQ Financial Consultants, Inc. and Alliance Capital Management L.P., dated as of April 30, 1999.

(d)(14) Form of Investment Advisory Agreement between EQ Financial Consultants, Inc. and Capital Guardian Trust Company, dated as of April 30, 1999.


(e)            Underwriting Contracts

(e)(1)(i) Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. with respect to the Class IA shares dated April 14, 1997.(4)

(e)(1)(ii) Amendment No. 1 dated December 9, 1997 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. with respect to the Class IA shares dated April 14, 1997.(7)


(e)(1)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants with respect to the Class 1A shares dated April 14, 1997.

(e)(1)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants with respect to the Class IA shares dated April 14, 1997.


(e)(2)(i) Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. with respect to the Class IB shares dated April 14, 1997.(4)

(e)(2)(ii) Amendment No. 1 dated December 9, 1997 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. with respect to the Class IB shares dated April 14, 1997.(7)

(e)(2)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. with respect to the Class IB shares dated April 14, 1997.

(e)(2)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. with respect to the Class IB shares dated April 14, 1997.


(e)(3)(i) Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IA shares dated April 14, 1997.(4)

(e)(3)(ii) Amendment No. 1 dated December 9, 1997 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IA shares dated April 14, 1997.(7)


(e)(3)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IA shares dated April 14, 1997.

(e)(3)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IA shares dated April 14, 1997.


(e)(4)(i) Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IB shares dated April 14, 1997.(4)

(e)(4)(ii) Amendment No. 1 dated December 9, 1997 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IB shares dated April 14, 1997.(7)


(e)(4)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IB shares dated April 14, 1997.

(e)(4)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IB shares dated April 14, 1997.


(f)            Form of Deferred Compensation Plan.(3)

(g)            Custodian Agreements


(g)(1)(i) Custodian Agreement between EQ Advisors Trust and The Chase Manhattan Bank dated April 17, 1997 and Global Custody Rider.(4)

(g)(1)(ii) Amendment No. 1 dated December 9, 1997 to the Custodian Agreement between EQ Advisors Trust and The Chase Manhattan Bank dated April 17, 1997.(7)

(g)(1)(iii) Amendment No. 2 dated as of December 31, 1998 to the Custodian Agreement between EQ Advisors Trust and The Chase Manhattan Bank dated April 17, 1997.

(g)(1)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Custodian Agreement between EQ Advisors Trust and The Chase Manhattan Bank dated April 17, 1997.

(g)(2)(i) Amended and Restated Global Custody Rider to the Domestic Custody Agreement for Mutual Funds between The Chase Manhattan Bank and EQ Advisors Trust dated August 31, 1998.


(h)            Other Material Contracts

(h)(1) Mutual Fund Services Agreement between EQ Advisors Trust and Chase Global Funds Services Company dated April 25, 1997.(4)


(h)(2)(i) Amended and Restated Expense Limitation Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. dated March 3, 1998.(8)

(h)(2)(ii) Amended and Restated Expense Limitation Agreement by and between EQ Financial Consultants, Inc. and EQ Advisors Trust dated as of December 31, 1998.

(h)(2)(iii) Form of Amended and Restated Expense Limitation Agreement between EQ Financial Consultants, Inc. and EQ Advisors Trust dated as of April 30, 1999.


(h)(3)(i) Organizational Expense Reimbursement Agreement by and between EQ Financial Consultants, Inc. and EQ Advisors Trust, on behalf of each series of the Trust except for the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, the JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio and EQ Financial Consultants, Inc. dated April 14, 1997.(4)

(h)(3)(ii) Organizational Expense Reimbursement Agreement by and between EQ Financial Consultants, Inc. and EQ Advisors Trust, on behalf of the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio and EQ Financial Consultants, Inc. dated December 9, 1997.(7)


(h)(3)(iii) Organizational Expense Reimbursement Agreement by and between EQ Financial Consultants, Inc. and EQ Advisors Trust, on behalf of the MFS Income with Growth Portfolio, EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio dated December 31, 1998.


(h)(4)(i) Participation Agreement by and among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., and EQ Financial Consultants Inc. dated April 14, 1997.(4)

(h)(4)(ii) Amendment No. 1 dated December 9, 1997 to the Participation Agreement by and among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., and EQ Financial Consultants Inc. dated April 14, 1997.(7)


(h)(4)(iii) Amendment No. 2 dated as of December 31, 1998 to the Participation Agreement by and among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., and EQ Financial Consultants Inc. dated April 14, 1997.

(h)(4)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Participation Agreement among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., and EQ Financial Consultants Inc. dated April 14, 1997.

(h)(5) Retirement Plan Participation Agreement dated December 1, 1998 among EQ Advisors Trust, EQ Financial Consultants, Inc., with The Equitable Investment Plan for Employees, Managers and Agents and The Equitable Life Assurance Society of the United States.

(h)(6) Form of Amendment No. 1 to the Retirement Plan Participation Agreement dated December 1, 1998 among EQ Advisors Trust, EQ Financial Consultants, Inc., with The Equitable Investment Plan for Employees, Managers and Agents and The Equitable Life Assurance Society of the United States.

(h)(7) License Agreement Relating to Use of Name between Merrill Lynch & Co., Inc., and EQ Advisors Trust dated April 28, 1997.(4)


(i)(1) Opinion and Consent of Katten Muchin & Zavis regarding the legality of the securities being registered.(1)

(i)(2) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and JPM Core Bond Portfolio.(5)

(i)(3) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio.(6)

(i)(4) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, and MFS Growth with Income Portfolio.(9)

(i)(5) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Alliance Premier Growth Portfolio, EQ/Capital Research Portfolio, EQ/Capital U.S. Equities Portfolio and EQ/Capital International Equities Portfolio.(10)

(j)            Consent of PricewaterhouseCoopers LLP, Independent Public
               Accountants.


(k)            None


(l)            Stock Subscription Agreement between the Trust, on behalf of the
               T. Rowe Price Equity Income Portfolio, and Separate Account
               FP.(3)

(m)            Distribution Plan Pursuant to Rule 12b-1 for the Trust's Class
               IB shares.(4)

(n)            Financial Data Schedule

(o)            Plan Pursuant to Rule 18f-3 under the 1940 Act.(4)


Other Exhibits:
---------------

               Power of Attorney.(3)


               Power of Attorney for Michael Hegarty.(8)

---------------


1 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 3, 1996 (File No.333-17217).

2 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).

3 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).

4 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 28, 1997 (File No. 333-17217).

5 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 15, 1997 (File No. 333-17217).

6 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 31, 1997 (File No. 333-17217).

7 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 29, 1997 (File No. 333-17217).

8 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 5, 1998 (File No. 333-17217).

9. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 15, 1998 (File No. 333-17217).

10. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 16, 1999 (File No. 333-17217).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST

         The Equitable Life Assurance Society of the United States ("Equitable") controls the Trust by virtue of its ownership of 100% of the Trust's shares as of November 15, 1998. All EQ Advisors Trust shareholders are required to solicit instructions from their respective contract owners as to certain matters. EQ Advisors Trust may in the future offer its shares to insurance companies unaffiliated with Equitable.


         On July 22, 1992, Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time Equitable became a wholly-owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"). Equitable Companies continues to own 100% of Equitable's common stock as well as approximately 72% of the common stock of Donaldson, Lufkin & Jenrette, Inc., a registered broker-dealer.

         AXA is the largest shareholder of Equitable Companies. On March 1, 1999, AXA owned, directly or indirectly through its affiliates, 58.4% of the outstanding common stock of Equitable Companies. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

ITEM 25.      INDEMNIFICATION

         Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws.

         Article VII, Section 2 of the Trust's Declaration of Trust of EQ Advisors Trust ("Trust") states, in relevant part, that a "Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust's request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws." Article VII, Section 4 of the Trust's Declaration of Trust further states, in relevant part, that the "Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust."

         Article VI, Section 2 of the Trust's By-Laws states, in relevant part, that "[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent." Article VI, Section 3 of the Trust's By-Laws further states, in relevant part, that "[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, "disabling conduct"); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged." Article VI, Section 4 of the Trust's By-Laws also states that the "rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party's] heirs, executors and administrators."

         UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE MANAGER AND ADVISERS

The description of EQ Financial Consultants, Inc. under the caption of "Management of the Trust" in the Prospectus and under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and officers of EQ Financial Consultants, Inc. is set forth in EQ Financial Consultants, Inc.'s Form ADV filed with the Securities and Exchange Commission on July 1, 1996 (File No.
801-14065) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of T. Rowe Price Associates, Inc., is set forth in T. Rowe Price Associates, Inc.'s Form ADV filed with the Securities and Exchange Commission on March 31, 1997 (File No.
801-00856) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Rowe Price-Fleming International, Inc. is set forth in Rowe Price-Fleming International, Inc.'s Form ADV filed with the Securities and Exchange Commission on March 31, 1997 (File No. 801-14713) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Putnam Investment Management, Inc. is set forth in Putnam Investment Management, Inc.'s Form ADV filed with the Securities and Exchange Commission on April 2, 1996 (File No. 801-07974) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Massachusetts Financial Services Company is set forth in Massachusetts Financial Services Company's Form ADV filed with the Securities and Exchange Commission on March 31, 1998 (File No. 801-17352) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Morgan Stanley Asset Management Inc. is set forth in Morgan Stanley Asset Management Inc.'s Form ADV filed with the Securities and Exchange Commission on August 1, 1997 (File No. 801-15757) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Warburg Pincus Asset Management is set forth in Warburg Pincus Asset Management, Inc.'s Form ADV filed with the Securities and Exchange Commission on March 31, 1997 (File No. 801-07321) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Merrill Lynch Asset Management, L.P. is set forth in Merrill Lynch Asset Management, L.P.'s Form ADV filed with the Securities and Exchange Commission on March 25, 1998 (File No. 801-11583) and amended through the date hereof, is incorporated by reference.


The information as to the directors and officers of Lazard Asset Management (a division of Lazard Freres & Co. LLC) is set forth in Lazard Freres & Co. LLC's Form ADV filed with the Securities and Exchange Commission on June 9, 1997 (File No. 801-6568) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of J. P. Morgan Investment Management Inc. is set forth in J.P. Morgan Investment Management Inc.'s Form ADV filed with the Securities and Exchange Commission on March 27, 1998 (File No. 801-21011) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Evergreen Asset Management Corp. is set forth in Evergreen Asset Management Corp.'s Form ADV filed with the Securities and Exchange Commission on March 31, 1998 (File No.
801-46522) and amended through the date hereof, is incorporated by reference.

The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., is set forth in Alliance Capital Management Corporation's Form ADV filed with the SEC on April 21, 1998 (File No. 801-32361) and as amended through the date hereof, is incorporated by reference.


THE INFORMATION AS TO THE DIRECTORS AND OFFICERS OF BANKERS TRUST COMPANY IS SET FORTH BELOW. TO THE KNOWLEDGE OF THE TRUST, NONE OF THE DIRECTORS OR OFFICERS OF BANKERS TRUST, EXCEPT THOSE SET FORTH BELOW, IS OR HAS BEEN AT ANYTIME DURING THE PAST TWO FISCAL YEARS ENGAGED IN ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE, EXCEPT THAT CERTAIN DIRECTORS AND OFFICERS ALSO HOLD VARIOUS POSITIONS WITH AND ENGAGE IN BUSINESS FOR BANKERS TRUST NEW YORK CORPORATION. SET FORTH BELOW ARE THE NAMES AND PRINCIPAL BUSINESSES OF THE DIRECTORS AND OFFICERS OF BANKERS TRUST WHO ARE OR DURING THE PAST TWO FISCAL YEARS HAVE BEEN ENGAGED IN ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE.


These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

Lee A. Ault III, Director of Bankers Trust Company. Private Investor. Former Chairman and Chief Executive Officer, Telecredit, Inc. Also a director of Equifax, Inc., Sunrise Medical Inc., Viking Office Products, Inc., Pacific Crest Outward Bound School, Saltec International, Inc. and Chief Executives Organization. President of Lee Ault & Company. General Partner of Badger Ridge Farm.

Neil R. Austrian, Director of Bankers Trust Company. President and Chief Operating Officer, National Football League. Also a director of Rafac Technology and Viking Office Products, Inc., and trustee of Swarthmore College.

George B. Beitzel, Director of Bankers Trust Company. Director of Various Corporations. Retired Senior Vice President and director, International Business Machines Corporation. Also a director of Computer Task Group, Phillips Petroleum Company, Rohm and Haas Company TIG Holdings, chairman emeritus of Amherst College; and chairman of the Colonial Williamsburg Foundation and Director of Caliber Systems, Inc.;

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice chairman and chief financial officer, Bankers Trust Company and Bankers Trust New York Corporation;

Beneficial owner, general partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; and Beneficial owner, Rhea C. Daniel Trust.

Phillip A. Griffiths, Director of Bankers Trust Company. Director, Institute for Advanced Study. Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; member, National Academy of Sciences, American Academy of Arts and Sciences and American Philosophical Society; and trustee of North Carolina School of Science and Mathematics and member of the Board of Trustees of Woodward Academy. Former member of the board of director, Research Triangle Institute. Chairman and member of Nominations Committee and Committee on Science and Engineering Indicators, National Science Board.

William R. Howell, . Director of Bankers Trust Company. Chairman Emeritus, J.C. Penney Company, Inc. Also a director of Exxon Corporation, Halliburton Company, Warner-Lambert Company, Williams, Inc., Central & South West Corp.; and the National Retail Federation, and National Organization on Disability. Member of the American Society of Corporation Executives, Beta Gamma Sigma, Directors Table, the Business Council, Delta Sigma Pi, University of Oklahoma, Dean's Advisory Board, College of Business Administration. Chairman of Southern Methodist University Board of Trustees.

Vernon E. Jordan, Jr., Director of Bankers Trust Company. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Attorneys-at-law, Washington, D.C. and Dallas, Texas. Former President of the National Urban League, Inc. Also a director of American Express Company, Chancellor Media Corporation, Dow Jones, Inc., J.C. Penney Company, Inc., Revlon Group Incorporated, Ryder System, Inc., Sara Lee Corporation, Union Carbide Corporation and Xerox Corporation; and a trustee of Brookings Institution, The Ford Foundation and Howard University. Director of National Academy Foundation and Governor for Joint Center for Political and Economic Studies.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust New York Corporation; and Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Director of Bankers Trust Company. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc. Also a director of Sola International Inc., and chairman of WPP Group plc. Director of AEA Investors Inc., American Friends of Cambridge University, Cambridge University Development Office in the United States and the Norton Gallery & School of Art, and a trustee of Cambridge University Foundation, trustee emeritus of the Institute for Advance Study, and honorary trustee of The New York Public Library.

Frank N. Newman, Chairman of the Board, Chief Executive Officer and President of the Bankers Trust New York Corporation and Bankers Trust Company. Former Deputy Secretary of the United States Treasury and former Vice Chairman of the Board and director of BankAmerica Corporation and Bank of America NT&SA. Also a director of Dow Jones, Inc.; Alvin Alley Dance Theatre and Carnegie Hall; and member, Board of Overseers of Cornell University Medical College and the Graduate School of Medical Sciences.

N.J. Nicholas Jr., Director of Bankers Trust Company. Investor. Former Co-chief Executive Officer of Time Warner Inc. Also a director of Boston Scientific Corporation, Vail Valley Institute, and Xerox Corporation; Chairman of the Advisory Board of Columbia University Graduate School of Journalism.

Russell E. Palmer, Director of Bankers Trust Company. Chairman and Chief Executive Officer, The Palmer Group. Former Dean of the Wharton School, University of Pennsylvania and former Chief Executive Officer of Touche Ross & Co. (now Deloitte & Touche). Also a director of Allied-Signal Inc., Federal Home Loan Mortgage Corporation, GTE Corporation, The May Department Stores Company and

Safeguard Scientifics, Inc.; and a trustee, the University of Pennsylvania. Member of the Conference Board; public member of Hudson Institute; member of Radnor Ventures Partner Advisory Board and member of Advisory Board of the Comptroller General of the U.S.

Donald L. Staheli, Director of Bankers Trust Company. Retired Chairman of the Board and Chief Executive Officer, Continental Grain Company. Also a director of Continental Grain Company, ContiFinancial Corporation, Prudential Insurance Company of America, Fresenius Medical Care, A.G., National Committee on United States-China Relations and America's Promise; member, Council on Foreign Relations; and director and chairman of The Points of Light Foundation. Chairman of National Advisory Council of Brigham Young University's Marriott School of Management.

Patricia Carry Stewart, Director of Bankers Trust Company. Former Vice President, The Edna McConnell Clark Foundation (a charitable foundation). Also a director of CVS Corporation and of the Community Foundation for Palm Beach and Martin Counties; and a trustee emerita of Cornell University.

G. Richard Thoman, Director of Bankers Trust Company. President, Chief Operating Officer and Director, Xerox Corporation. Also a director of Fuji Xerox Company, Ltd. and Union Bancaire Privee (Switzerland); member, General Electric Investments Equity Advisory Board, Yale School of Management Advisory Board, Fletcher School of Law and Diplomacy Advisory Board, and the INSEAD U.S. Advisory Board; director, The Americas Society; and member, Council on Foreign Relations. Director of Chrysler Corporation.

George J. Vojta, Vice Chairman of the Board of the Corporation and Bankers Trust Company. Also a director of Alicorp, S.A., Northwest Airlines and Private Export Funding Corp.; member of the New York State Banking Board; vice chairman of the Board of Trustees of St. Luke's-Roosevelt Hospital Center; a partner of New York City Partnership; chairman, Wharton Financial Services Center; and a member of the Bretton Woods Committee. and New York City Partnership's Housing and Economic Development Committees.

Paul A. Volcker, Director of Bankers Trust Company. Director of Various Corporations. Former Chairman and Chief Executive Officer of Wolfensohn & Co., Inc. and former Chairman of the Board of Governors of the Federal Reserve System. Also a director of the American Stock Exchange, Nestle S.A., Prudential Insurance Company of America and UAL Corporation and an overseer of TIAA-CREF; director of American Council on Germany, Council on Foreign Relations and The Japan Society; trustee of The American Assembly; and member of the advisory boards of several international corporations.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust New York Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

THE INFORMATION AS TO THE DIRECTORS AND OFFICERS OF CAPITAL GUARDIAN TRUST COMPANY IS SET FORTH BELOW. TO THE KNOWLEDGE OF THE TRUST, NONE OF THE DIRECTORS OR OFFICERS OF CAPITAL GUARDIAN IS OR HAS BEEN AT ANYTIME DURING THE PAST TWO FISCAL YEARS ENGAGED IN ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE, EXCEPT AS SET FORTH BELOW.

These persons may be contacted c/o Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071.

Donnalisa Barnum, Senior Vice President of Capital Guardian Trust Company. Vice President, Capital International Limited.

Andrew F. Barth, Director of Capital Guardian Trust Company. Executive Vice President and Research Manager, Capital Guardian Research Company.

Michael D. Beckman, Senior Vice President, Treasurer and Director of Capital Guardian Trust Company. Director, Capital Guardian Trust Company of Nevada; and Treasurer, Capital Guardian Research Company.

Elizabeth A. Burns, Senior Vice President of Capital Guardian Trust Company.

Lary P. Clemmensen, Director of Capital Guardian Trust Company and American Funds Distributors, Inc. Chairman of the Board, American Funds Service Company; Director and President, The Capital Group Companies, Inc.; Senior Vice President and Director, Capital Research and Management Company; President and Director, Capital Management Services, Inc.; Treasurer, Capital Strategy Research, Inc.; and Senior Vice President, Capital Income Builder, Inc. and Capital World Growth & Income Fund, Inc.

Roberta A. Conroy, Senior Vice President, Director and Counsel of Capital Guardian Trust Company. Senior Vice President and Secretary, Capital International, Inc. and Emerging Markets Growth Fund, Inc.; Assistant General Counsel, The Capital Group Companies, Inc.; and Secretary. Capital Management Services, Inc.

John B. Emerson, Senior Vice President of Capital Guardian Trust Company. Deputy Assistant to the President for Intergovernmental Affairs and Deputy Director of Presidential Personnel, The White House.

Michael E. Ericksen, Senior Vice President of Capital Guardian Trust Company. Senior Vice President, Capital International, Limited.

David I. Fisher, Chairman and Director of The Capital Group Companies, Inc. and Capital Guardian Trust Company. Vice Chairman and Director, Capital International, Inc., Capital International K.K., Capital International Limited and Emerging Markets Growth Fund, Inc.; President and Director, Capital Group International, Inc. and Capital International Limited (Bermuda); Presidente du Conseil, Capital International S.A.; and Director, Capital Group Research, Inc., Capital Research International, EuroPacific Growth Fund and New Perspective Fund.

William Flumenbaum, Senior Vice President of Capital Guardian Trust Company Personal Investment Management Division. Vice President, Capital Guardian Trust Company, a Nevada Corporation; Director, Principal Gifts - UCLA Development; Executive Director, UCLA Jonsson Cancer Center Foundation; and Deputy Director, UCLA Health Science Development.

Richard N. Havas, Senior Vice President of Capital Guardian Trust Company, Capital International Limited, Capital Research International and Capital Guardian Canada, Inc.

Frederick M. Hughes, Jr., Senior Vice President of Capital Guardian Trust
Company.

William H. Hurt, Senior Vice President and Director of Capital Guardian Trust Company. Chairman, Capital Guardian Trust Company of Nevada and Capital Strategy Research, Inc.

Robert G. Kirby, Chairman Emeritus of Capital Guardian Trust Company. Senior Partner, The Capital Group Partners L.P.

Nancy J. Kyle, Senior Vice President and Director of Capital Guardian Trust Company. President, Capital Guardian Canada, Inc. and Vice President, Emerging Markets Growth Fund, Inc.

Karin L. Larson, Director of Capital Guardian Trust Company and The Capital Group Companies, Inc. President, Director and Director of Research, Capital Guardian Research Company; Chairperson, President and Director, Capital Group Research, Inc.; and President, Director and Director of International Research, Capital Research International.

D. James Martin, Director of Capital Guardian Trust Company. Senior Vice President and Director, Capital Guardian Research Company.

John R. McIlwraith, Senior Vice President and Director of Capital Guardian Trust Company. Senior Vice President and Director, Capital International Limited.

James R. Mulally, Senior Vice President and Director of Capital Guardian Trust Company. Senior Vice President, Capital International Limited; Director, Capital Guardian Research Company; and Vice President, Capital Research Company.

Shelby Notkin, Senior Vice President of Capital Guardian Trust Company. Director, Capital Guardian Trust Company of Nevada.

Mary M. O'Hern, Senior Vice President of Capital Guardian Trust Company and Capital International Limited; Vice President, Capital International, Inc.

Jeffrey C. Paster, Senior Vice President of Capital Guardian Trust Company.

Robert V. Pennington, Senior Vice President of Capital Guardian Trust Company; President, Capital Guardian Trust Company of Nevada.

Jason M. Pilalas, Director of Capital Guardian Trust Company. Senior Vice President and Director, Capital Guardian Research Company.

Robert Ronus, President and Director of Capital Guardian Trust Company. Chairman and Director, Capital Guardian Canada, Inc., Capital Guardian Research Company and Capital Research International; Director, The Capital Group Companies, Inc., Capital Group International, Inc. and Capital International Fund S.A.; Directeur, Capital International S.A.; and Senior Vice President, Capital International Limited.

Theodore R. Samuels, Senior Vice President and Director of Capital Guardian Trust Company. Director, Capital Guardian Research Company.

Lionel A. Sauvage, Senior Vice President of Capital Guardian Trust Company. Director, Capital Guardian Research Company; and Vice President, Capital International Research, Inc.

John H. Seiter, Executive Vice President of Client Relations & Marketing and Director of Capital Guardian Trust Company. Senior Vice President, Capital Group International, Inc.; and Vice President, The Capital Group Companies, Inc.

Robert L. Spare, Senior Vice President of Capital Guardian Trust Company.

Eugene P. Stein, Executive Vice President and Director of Capital Guardian Trust Company. Director, Capital Guardian Research Company.

Bente L. Strong, Senior Vice President of Capital Guardian Trust Company Personal Investment Management Division. Publisher, Capital Publishing's The American Benefactor Magazine.

Philip A. Swan, Senior Vice President of Capital Guardian Trust Company.

Shaw B. Wagener, Director of Capital Guardian Trust Company, Capital International Asia Pacific Management Company, S.A., Capital International Management Company, Capital International Emerging Countries Fund and Capital International Latin American Fund. President and Director, Capital International, Inc.; and Senior Vice President, Capital Group International, Inc. and Emerging Markets Growth Fund, Inc.

Eugene M. Waldron, Senior Vice President of Capital Guardian Trust Company. Vice President, Loomis, Sayles & Company.

N. Dexter Williams, Senior Vice President of Capital Guardian Trust Company Personal Investment Management Division. Senior Vice President, American Funds Distributors, Inc.

ITEM 27. PRINCIPAL UNDERWRITERS.

         (a) EQ Financial Consultants, Inc. is a principal underwriter of the Trust's Class IA shares and Class IB shares. Equitable Distributors, Inc. is also a principal underwriter of the Trust's Class IA shares and Class IB shares. EQ Financial Consultants Inc. also serves as a principal underwriter for the following entities: the Class IA and IB shares of The Hudson River Trust; Separate Account Nos. 45, 66 and 301 of Equitable; and Separate Accounts A, I and FP of Equitable. Equitable Distributors, Inc. serves as the principal underwriter for the Class IB shares of The Hudson River Trust and Separate Account FB and Separate Account No. 49 of Equitable.

         (b) Set forth below is certain information regarding the directors and officers of EQ Financial Consultants, Inc., and of Equitable Distributors, Inc., the principal underwriters of the Trust's Class IA and Class IB shares. The business address of the persons whose names are preceded by a single asterisk is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by a double asterisk is 660 Newport Center Drive, Suite 1200, Newport Beach, CA 92660. Mr. Laughlin's business address is 1345 Avenue of the Americas, 39th Floor, New York, New York 10105. Mr. Kornweiss's business address is 4251 Crums Mill Road, Harrisburg, PA 17112. The business address of Mr. Bullen and Ms. Fazio is 200 Plaza Drive, Secaucus, New Jersey 07096.

=====================================================================================================================
                         EQ FINANCIAL CONSULTANTS, INC.
=====================================================================================================================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH EQ        POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               FINANCIAL CONSULTANTS, INC.          REGISTRANT (EQ ADVISORS TRUST)
---------------------------------------------------------------------------------------------------------------------
DIRECTORS
*     Derry E. Bishop                          Director
*     Harvey E. Blitz                          Director                             Chief Financial Officer and
                                                                                    Vice President
      Michael J. Laughlin                      Director
*     Michael S. Martin                        Director                             Vice President
*     Michael F. McNelis                       Director
*     Richard V. Silver                        Director
*     Mark R. Wutt                             Director
---------------------------------------------------------------------------------------------------------------------
OFFICERS
*     Michael S. Martin                        Chairman of the Board and Chief      Vice President
                                               Executive Officer
*     Michael F. McNelis                       President and Chief Operating
                                               Officer
*     Martin J. Telles                         Executive Vice President and Chief   Vice President
                                               Marketing Officer
*     Derry E. Bishop                          Executive Vice President
*     Harvey Blitz                             Executive Vice President             Chief Financial Officer and
                                                                                    Vice President
*     Thomas J. Duddy, Jr.                     Executive Vice President
*     Fred A. Folco                            Executive Vice President
*     William J. Green                         Executive Vice President
*     Edward J. Hayes                          Executive Vice President
*     Craig A. Junkins                         Executive Vice President
*     Peter D. Noris                           Executive Vice President             President
*     Mark A. Silberman                        Senior Vice President and Chief
                                               Financial Officer
*     Theresa A. Nurge-Alws                    Senior Vice President
*     Donna M. Dazzo                           First Vice President
*     Robin K. Murray                          First Vice President

*     Michael Brzozowski                       Vice President and Compliance        First Vice President
                                               Director
*     Raymond T. Barry                         Vice President
*     Claire A. Comerford                      Vice President
*     Amy Franceschini                         Vice President
*     Linda Funigiello                         Vice President
*     Mark Generales                           Vice President
      Peter R. Kornweiss                       Vice President
*     Frank Lupo                               Vice President
*     Rosemary Magee                           Vice President
*     Michael McBryan                          Vice President
*     T.S. Narayanan                           Vice President
*     Bill Nestel                              Vice President
*     Laura A. Pellegrini                      Vice President
*     Dan Roebuck                              Vice President
*     Sid Smith                                Vice President
*     Dan Wiley                                Vice President
---------------------------------------------------------------------------------------------------------------------

                                      C-15


---------------------------------------------------------------------------------------------------------------------
*     Mike Woodhead                            Vice President

*     Mary E. Cantwell                         Assistant Vice President             Assistant Vice President
*     Tom C. Gosnell                           Assistant Vice President
*     Ara Klidjian                             Assistant Vice President
*     John T. McCabe                           Assistant Vice President
*     Janet E. Hannon                          Secretary
*     Linda J. Galasso                         Assistant Secretary


============================================== ==================================== =================================



=====================================================================================================================
                          EQUITABLE DISTRIBUTORS, INC.
=====================================================================================================================
                                                                                    POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS                    POSITIONS AND OFFICES WITH           REGISTRANT (EQ EQUITABLE
ADDRESS                                        DISTRIBUTORS, INC.                   ADVISORS TRUST)
---------------------------------------------------------------------------------------------------------------------
DIRECTORS
**    Greg Brakovich                           Director
*     Edward J. Hayes                          Director

**    James A. Shepherdson, III                Director
*     Jose S. Suquet                           Director
*     Charles Wilder                           Director
---------------------------------------------------------------------------------------------------------------------
OFFICERS

*     Jose S. Suquet                           Chairman of the Board
**    Greg Brakovich                           Co-President and Co-Chief
                                               Executive Officer and
                                               Managing Director
**    James A. Shepherdson, III                Co-President and Co-Chief
                                               Executive Officer and Managing
                                               Director
**    Hunter Allen                             Senior Vice President
*     Elizabeth Forget                         Senior Vice President
**    Jennifer Hall                            Senior Vice President
**    Al Haworth                               Senior Vice President
**    Stuart Hutchins                          Senior Vice President
**    Ken Jaffe                                Senior Vice President
**    Michael McDaniel                         Senior Vice President
**    Debora Buffington                        Chief Compliance Officer
*     Mark A. Silberman                        Vice President and Chief Financial
                                               Officer

*     Raymond T. Barry                         Vice President
**    Mark Brandenberger                       Vice President
*     Thomas D. Bullen                         Vice President
**    Dave Hughes                              Vice President
**    Marty Krager                             Vice President
**    Michelle O'Haren                         Vice President

=====================================================================================================================


                                      C-16


=====================================================================================================================
*     Ronald R. Quist                          Treasurer
*     Janet Hannon                             Secretary
*     Linda J. Galasso                         Assistant Secretary

=====================================================================================================================


         (c)      Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)      With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
         (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

         1211 Avenue of the Americas
         New York, New York 10036

(b)      With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4);
         (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant's
         Administrator:

         73 Tremont Street
         Boston, Massachusetts 02108

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Manager or Advisers:

EQ Financial Consultants, Inc.             T. Rowe Price Associates, Inc.
1290 Avenue of the Americas                100 East Pratt St.
New York, NY 10104                         Baltimore, MD 21202

Rowe Price-Fleming International, Inc.     Putnam Investment Management, Inc.
100 East Pratt Street                      One Post Office Square
Baltimore, MD  21202                       Boston, MA  02109

Massachusetts Financial Services Company   Merrill Lynch Asset Management, L.P.
500 Boylston Street                        800 Scudders Mill Road
Boston, MA  02116                          Plainsboro, NJ  08543-9011

Warburg Pincus Asset Management, Inc.      Morgan Stanley Asset Management Inc.
466 Lexington Avenue                       1221 Avenue of the Americas
New York, NY  10017-3147                   New York, NY  10020

Lazard Asset Management                    J.P Morgan Investment Management Inc.
30 Rockefeller Plaza                       522 Fifth Avenue
New York, NY  10020                        New York, NY  10036

Bankers Trust Company                      Evergreen Asset Management Corp.
130 Liberty Street                         2500 Westchester Avenue
One Bankers Trust Plaza                    Purchase, NY  10577
New York, NY  10006

Alliance Capital Management L.P.           Capital Guardian Trust Company
1345 Avenue of the Americas                11100 Santa Monica Boulevard
New York, NY  10105                        17th Floor
                                           Los Angeles, CA  90025

ITEM 29. MANAGEMENT SERVICES: NONE.

ITEM 30. UNDERTAKINGS

         Inapplicable.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 29th day of April, 1999.


                                               EQ ADVISORS TRUST


                                               By: /s/ Peter D. Noris
                                                  -----------------------------
                                                  Peter D. Noris
                                                  President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




Signature                                         Title                            Date
---------                                         -----                            ----

         /s/ Peter D. Noris                 President and Trustee              April 29, 1999
-----------------------------------
Peter D. Noris

                     *                      Trustee                            April 29, 1999
-----------------------------------
William T. McCaffrey

                     *                      Trustee                            April 29, 1999
-----------------------------------
Michael Hegarty

                     *                      Trustee                            April 29, 1999
-----------------------------------
Jettie M. Edwards

                     *                      Trustee                            April 29, 1999
-----------------------------------
William M. Kearns, Jr.

                     *                      Trustee                            April 29, 1999
-----------------------------------
Christopher P.A. Komisarjevsky

                     *                      Trustee                            April 29, 1999
-----------------------------------
Harvey Rosenthal

                      *                     Chief Financial Officer            April 29, 1999
-----------------------------------
Harvey Blitz

* By:        /s/  Peter D. Noris
     -----------------------------------
         Peter D. Noris
         (Attorney-in-Fact)


EXHIBIT LIST

EXHIBIT
NUMBER        DESCRIPTION

(d)(1)(iii) Amendment No. 2, dated as of December 31, 1998 to Investment Management Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. dated April 14, 1997.


(d)(1)(iv) Form of Amendment No. 3, dated as of April 30, 1999, to Investment Management Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc.

(d)(5)(ii) Amendment No. 1, dated as of December 31, 1998 to Investment Advisory Agreement by and between EQ Financial Consultants, Inc. and Massachusetts Financial Services Company dated April 1997.


(d)(12) Investment Advisory Agreement by and between EQ Financial Consultants, Inc. and Evergreen Asset Management Corp., dated as of December 31, 1998.


(d)(13) Form of Investment Advisory Agreement between EQ Financial Consultants, Inc. and Alliance Capital Management L.P., dated as of May, 1, 1999.

(d)(14) Form of Investment Advisory Agreement between EQ Financial Consultants, Inc. and Capital Guardian Trust Company, dated as of May 1, 1999.


(e)(1)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants with respect to the Class 1A shares dated April 14, 1997.


(e)(1)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants with respect to the Class IA shares dated April 14, 1997.


(e)(2)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. with respect to the Class IB shares dated April 14, 1997.


(e)(2)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between EQ Advisors Trust and EQ Financial Consultants, Inc. with respect to the Class IB shares dated April 14, 1997.


(e)(3)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IA shares dated April 14, 1997.


(e)(3)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IA shares dated April 14, 1997.


(e)(4)(iii) Amendment No. 2 dated as of December 31, 1998 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IB shares dated April 14, 1997.

(e)(4)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Distribution Agreement between EQ Advisors Trust and Equitable Distributors, Inc. with respect to the Class IB shares dated April 14, 1997.


(g)(1)(iii) Amendment No. 2 dated as of December 31, 1998 to the Custodian Agreement between EQ Advisors Trust and The Chase Manhattan Bank dated April 17, 1997.

(g)(1)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Custodian Agreement between EQ Advisors Trust and The Chase Manhattan Bank dated April 17, 1997.


(g)(2)(i) Amended and Restated Global Custody Rider to the Domestic Custody Agreement for Mutual Funds between The Chase Manhattan Bank and EQ Advisors Trust dated August 31, 1998.


(h)(2)(iii) Amended and Restated Expense Limitation Agreement by and between EQ Financial Consultants, Inc. and EQ Advisors Trust dated as of December 31, 1998.


(h)(2)(iv) Form of Amended and Restated Expense Limitation Agreement between EQ Financial Consultants, Inc. and EQ Advisors Trust dated as of May 1, 1999.

(h)(3)(iii) Organizational Expense Reimbursement Agreement by and between EQ Financial Consultants, Inc. and EQ Advisors Trust, on behalf of the MFS Income with Growth Portfolio, EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio dated December 31, 1998.


(h)(4)(iii) Amendment No. 2 dated as of December 31, 1998 to the Participation Agreement by and among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., and EQ Financial Consultants Inc. dated April 14, 1997.


(h)(4)(iv) Form of Amendment No. 3 dated as of April 30, 1999 to the Participation Agreement among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., and EQ Financial Consultants Inc. dated April 14, 1997.

(h)(5) Retirement Plan Participation Agreement dated December 1, 1998 among EQ Advisors Trust, EQ Financial Consultants, Inc., The Equitable Investment Plan for Employees, Managers and Agents and The Equitable Life Assurance Society of the United States.

(h)(6) Form of Amendment No. 1 to the Retirement Plan Participation Agreement dated December 1, 1998 among EQ Advisors Trust, EQ Financial Consultants, Inc., with The Equitable Investment Plan for Employees, Managers and Agents and The Equitable Life Assurance Society of the United States.


(j)            Consent of PricewaterhouseCoopers LLP, Independent Public
               Accountants.

(n)            Financial Data Schedule.